[GRAPHIC OMITTED]
                            Deutsche Asset Management

                                [GRAPHIC OMITTED]
                                       MAP

                                  Mutual Fund
                               Semi-Annual Report
                                 April 30, 2002

Municipal Bond Fund
Short-Term Municipal Bond Fund
Fixed Income Fund
Short-Term Fixed Income Fund
High Yield Bond Fund

                                [GRAPHIC OMITTED]
                                 A Member of the
                               Deutsche Bank Group

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ...................................  3
              PERFORMANCE COMPARISON ................................... 11

              DOMESTIC FIXED INCOME FUNDS
                 Schedules of Investments .............................. 21
                 Statements of Assets and Liabilities .................. 76
                 Statements of Operations .............................. 78
                 Statements of Changes in Net Assets ................... 80
                 Financial Highlights .................................. 82
                 Notes to Financial Statements ......................... 92


                         ------------------------------
   The Funds are not insured by the FDIC and are not deposits, obligations of or guaranteed by Deutsche Bank AG. The Funds are subject to investment risks, including possible loss of principal amount invested.
                         ------------------------------


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                                        2

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

We are pleased to present you with this semi-annual report for Deutsche Asset Management's Municipal Bond Fund, Short-Term Municipal Bond Fund, Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund (the `Funds').

We are also pleased to announce that Morningstar(R) continued to recognize several of the Funds for their strong investment performance.1 Most notably, many of our fixed income offerings' Institutional Classes received a high Overall Morningstar Rating(TM) based on their risk-adjusted performance.

As of April 30, 2002:
o Municipal Bond Fund Institutional Class was rated five stars out of 1,655 Municipal Bond Funds.

o Fixed Income Fund Institutional Class was rated five stars out of 1,886 Taxable Bond Funds.

o Short-Term Municipal Bond Fund Institutional Class was rated five stars out of 1,655 Municipal Bond Funds.

o Short-Term Fixed Income Fund Institutional Class was rated five stars out of 1,886 Taxable Bond Funds.

In the pages that follow, you will find a discussion of the Funds' investment performance by the portfolio management teams. The analyses highlight key factors influencing recent performance of the Funds and are followed by detailed financial statements for the six-month period ended April 30, 2002.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. We thank you for investing in our family of mutual funds, and we appreciate your continued support and confidence.

Sincerely,

/s/ DAVID W. BALDT

David W. Baldt,
Managing Director and
Lead Manager of MUNICIPAL BOND FUND, SHORT-TERM MUNICIPAL BOND FUND, FIXED INCOME FUND and SHORT-TERM FIXED INCOME FUND

/s/ ANDREW CESTONE
    --------------
    Andrew Cestone,
    Portfolio Manager of HIGH YIELD BOND FUND

--------------------------------------------------------------------------------


TAX-EXEMPT FIXED INCOME FUNDS
o MUNICIPAL BOND FUND
o SHORT-TERM MUNICIPAL BOND FUND

MARKET REVIEW
Performance in the municipal bond markets was only slightly positive during the semi-annual period, as the general rise in rates across the US Treasury yield curve dampened fixed income returns. After aggressively cutting interest rates in 2001 to stimulate the economy, the Federal Reserve Board adopted a neutral posture toward further interest rate cuts in March, citing a slow economic recovery in progress. As a result, yields on the short-term end of the US Treasury yield curve, after reaching their lowest levels in almost forty years, gained back some of the decrease. March and April were also particularly volatile months in the fixed income market this year. In March, investors sold off their fixed income securities as positive economic news pointed towards a potential recovery. In April, investors returned to fixed income, as the economic news was less positive and pointed towards a much longer recovery than the market earlier anticipated.

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Morningstar(R) proprietary ratings on US-domiciled funds reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from the Funds' three-, five- and ten-year (if applicable) average annual returns in excess of 90-day US Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day US Treasury-bill returns. The Overall Morningstar Rating(TM) is a weighted average of the Funds' three-, five- and ten-year (if applicable) risk-adjusted performance. As of April 30, 2002, Municipal Bond Fund Institutional Class was rated 5-stars among 1,655, 1,510 and 512 Municipal Bond Funds for the three-, five- and ten-year periods, respectively. Fixed Income Fund Institutional Class was rated 5-stars among 1,886 and 1,441 Taxable Bond Funds for the three- and five-year periods, respectively. Short-Term Municipal Bond Fund Institutional Class was rated 5-stars among 1,655 and 1,510 Municipal Bond Funds for the three- and five-year periods, respectively. Short-Term Fixed Income Fund Institutional Class was rated 5-stars among 1,886 and 1,441 Taxable Bond Funds for the three- and five-year periods, respectively. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Funds were rated exclusively against US-domiciled funds. Ratings are for the Institutional Classes only; other classes may vary.
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                                        3

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

During the semi-annual period, municipal bond yields rose, too, although mutedly compared to the US Treasury market. The yield on a two-year AAA General Obligation municipal bond rose from 2.33% to 2.46%, or 0.13% over the semi-annual period, while the yield on a 30-year AAA General Obligation municipal bond increased from 4.88% to 5.01%, also 0.13%, as measured by the Bloomberg national municipal scale.

Retail demand for municipal paper continued to be strong against a relatively light supply calendar. Most of the new issuance was concentrated in the first few weeks of January 2002. Lower yields in the short-term end of the municipal yield curve led investors to favor intermediate and longer-term municipal securities. The participation from institutional buyers, including property and casualty insurers, continued, as municipal yields relative to US Treasury yields remained at historically high levels and insurance companies had available cash to invest as their profits increased.

As for credit quality, municipalities across the country experienced difficult times during the semi-annual period in the face of declining revenue sources and increased Medicaid and health care costs. Medicaid in many states has reached close to 20% of overall state spending. As a result, state budget shortfalls are estimated to be $40 billion or almost 8% of general fund revenues in fiscal year 2002, according to the National Association of State Budget Officers. In December 2001, Moody's Investor Service placed 13 states on negative outlook. These were California, New Jersey, Florida, Hawaii, Nevada, Michigan, Washington, Massachusetts, North Carolina, Ohio, Virginia, Tennessee and Indiana. New Jersey was subsequently downgraded by Moody's in March 2002.

o MUNICIPAL BOND FUND
The Municipal Bond Fund Institutional Class slightly underperformed its benchmark but outperformed its Lipper category average for the six months ended April 30, 2002. The Fund produced a semi-annual return of 1.26%, compared to 1.63% for the Lehman 5 Year General Obligation (GO) Index and 0.77% for the Lipper Intermediate Muni Debt Funds Average. Since the inception of the Fund in December 1991, we have sought to provide shareholders with a high level of federally tax-exempt income consistent with the preservation of capital, without investing exclusively in long-term bonds.


                                                               CUMULATIVE                         AVERAGE ANNUAL
                                                            TOTAL RETURNS                          TOTAL RETURNS
   Periods Ended        6 Months 1 Year  3 Years 5 Years 10 Years   Since 1 Year 3 Years 5 Years 10 Years   Since
   April 30, 2002                                             Inception 2                             Inception 2
-----------------------------------------------------------------------------------------------------------------
 Municipal Bond Fund 1
   Institutional Class     1.26%  6.21%   14.51%  30.75%  89.67%  102.56%  6.21%   4.62%   5.51%    6.61%   7.04%
   Investment Class        1.14%  5.86%   13.70%   n/a     n/a     24.42%  5.86%   4.37%    n/a      n/a    4.71%
-----------------------------------------------------------------------------------------------------------------
 Lehman Brothers 5-Year
   G.O. Index 3            1.63%  6.67%   16.74%  32.86%  77.64%   82.10%  6.67%   5.29%   5.85%    5.91%   5.94%
-----------------------------------------------------------------------------------------------------------------
 Lipper Intermediate
   Municipal Debt
   Funds Average 4         0.77%  6.11%   13.77%  29.32%  75.67%   77.88%  6.11%   4.39%   5.27%    5.79%   5.73%
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
     For certain investors, a portion of the Fund's income may be subject to the federal alternative minimum tax. Distributions of the Fund's income and capital gains may be subject to state and local taxes.
2 The Fund's inception dates are: Institutional Class: December 13, 1991, Investment Class: July 30, 1997. Benchmark returns are for comparative purposes relative to Institutional Class shares and are for the period beginning December 31, 1991.
3 The Lehman Brothers 5-Year General Obligation Index is an unmanaged index including over 1,900 intermediate term general obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

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                                        4

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

In pursuit of this goal, we focused on purchasing issues with intermediate maturities and early retirement features, such as sinking funds and prepayment bond calls. Duration was held relatively constant during the period in line with our intermediate strategy.

We also focused during the semi-annual period on the purchase of government-backed bonds, (ie escrowed-to-maturity), prerefunded and federal agency-backed issues, as these high quality issues offered attractive yields.

o SHORT-TERM MUNICIPAL BOND FUND
The Short-Term Municipal Bond Fund Institutional Class closely tracked its benchmark index for the six months ended April 30, 2002. The Fund produced a semi-annual return of 1.45%, compared to 1.59% for the Lehman 1-Year General Obligation Index. The Fund outperformed its Lipper category average, which returned 1.09% for the same period. The Short-Term Municipal Bond Fund is a diversified portfolio of federally tax-exempt municipal securities with a dollar weighted effective average maturity of no longer than three years. This very short duration is intended to provide investors with an attractive investment alternative to lower yielding tax-free money market funds. We seek to achieve relative stability of principal in the Fund by investing in bonds with short-term maturities and anticipated early redemptions.

During the semi-annual period, we continued to add value through individual security selection of attractively priced bonds. We continued to believe that bonds with sinking fund retirements and mortgage prepayment calls offered attractive investment opportunities, and we maintained our investments in these securities.

                                                                CUMULATIVE                        AVERAGE ANNUAL
                                                             TOTAL RETURNS                         TOTAL RETURNS
   Periods Ended            6 Months   1 Year   3 Years   5 Years    Since   1 Year  3 Years   5 Years     Since
   April 30, 2002                                              Inception 2                           Inception 2
----------------------------------------------------------------------------------------------------------------
 Short-Term Municipal
   Bond Fund 1
   Institutional Class         1.45%    4.60%   13.49%    26.78%    43.94%    4.60%     4.31%     4.86%    5.23%
   Investment Class            1.33%    4.34%   12.63%     n/a      20.33%    4.34%     4.04%      n/a     4.29%
----------------------------------------------------------------------------------------------------------------
 Lehman Brothers 1-Year
   G.O. Index 3                1.59%    4.65%   14.73%    25.69%    39.08%    4.65%     4.69%     4.68%    4.76%
----------------------------------------------------------------------------------------------------------------
 Lipper Short Municipal
   Debt Funds Average 4        1.09%    4.09%   12.31%    23.08%    34.96%    4.09%     3.95%     4.24%    4.32%
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
     For certain investors, a portion of the Fund's income may be subject to the federal alternative minimum tax. Distributions of the Fund's income and capital gains may be subject to state and local taxes.
2 The Fund's inception dates are: Institutional Class: March 6, 1995, Investment Class: December 3, 1997. Benchmark returns are for comparative purposes relative to Institutional Class shares and are for the period beginning March 31, 1995.
3 The Lehman Brothers 1-Year General Obligation Index is an unmanaged index including bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

MARKET OUTLOOK
Even with an improved US economic outlook, state and local governments continue to be faced with declining revenue sources and may have to cut expenditures, raise revenues or issue more debt to meet their needs. Based on our focus on high-quality bonds in both the Municipal Bond Fund and Short-Term Municipal Bond Fund, we believe our portfolios are well-positioned for the uncertainty that lies ahead in the municipal bond markets. We continue to find significant value in government-backed municipal bonds as well as municipal bonds issued with enhanced credit features, such as a bank letter of credit or insurance by a third party.

At the same time, we believe municipal bonds remain historically attractive relative to other fixed income asset classes. Retail and institutional demand for municipal bonds remains strong.

--------------------------------------------------------------------------------




TAXABLE FIXED INCOME FUNDS:
INVESTMENT GRADE
o FIXED INCOME FUND
o SHORT-TERM FIXED INCOME FUND

MARKET REVIEW
The US investment grade bond market produced virtually flat nominal returns in the six months ended April 30, 2002. The Lehman Brothers Aggregate Bond Index returned -0.01% for the semi-annual period, while the Lehman Government/Credit Index, with its higher weighting in underperforming US Treasury securities, returned -0.99%. Higher rates across the US Treasury yield curve erased nearly all the yield and spread gains earned during the semi-annual period. The intermediate segment of the US Treasury yield curve bore the brunt of the pain, as the US economy showed signs of recovery early in 2002 and the Federal Reserve Board responded by adopting a neutral stance on monetary policy. Overall, US Treasuries were the worst performing investment grade fixed income sector during the period, and intermediate US Treasuries were the worst performing bonds within the sector. With inflation widely regarded as quiescent, long-term bonds were the best performing segment of the US Treasury curve for the semi-annual period.

Commercial mortgages were the strongest performing spread sector, earning 2.37% excess return versus duration-equivalent US Treasuries. This sector recouped all of the spread widening related to the tragic terrorist attacks on the World Trade Center, despite growing signs of stress in various property markets. Residential mortgages earned 0.44% of excess return versus duration-equivalent US Treasuries. This sector's yield advantage, along with spread compression resulting from lower implied volatility and lack of sector credit risk, allowed mortgages to outperform US Treasuries even while duration shortened in the rallying market. Asset-backed securities earned 1.11% of excess return versus duration-equivalent US Treasuries, owing to investors flocking to this perceived safe haven sector from the more volatile, albeit greater yielding, corporate and mortgage markets. In the US credit sector, yield advantage combined with relative spread stability to produce 0.92% of excess return versus duration-equivalent US Treasuries. Corporate spread stability was maintained despite a growing Middle East conflict, a widening corporate accounting investigation and continued heavy term debt issuance in the sector.

The interrelation of heavy term debt issuance with the shrinking commercial paper market has appropriately received a significant amount of both industry and popular press attention. `The great commercial paper term-out,' as it has been labeled, has two root causes. One is that short rates are widely viewed to have bottomed in the 2001 easing cycle, and thus rates across the yield curve are more inclined to rise from recent historically low levels. Corporate treasury managers have been remarkably good at timing significant term issuance just prior to past elevations in yields. Thus, treasury managers are opportunistically terming out their maturing commercial paper. The other factor at work is that risk-constrained commercial paper investors have absolute limits on how much they can invest in lower rating categories. Given that many of the credit/liquidity surprises that have occurred over the past year have resulted in commercial paper rating downgrades, the market for this form of debt has shrunk accordingly. Thus, many corporate treasury managers have been unable to roll over their maturing commercial paper, and thus are forced to seek funding in the term market.

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                                        6

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

No matter the causes, the effects on fixed income portfolios have been relatively minor to date, but deserve close attention. While term spreads of the affected issuers have widened, importantly, they are still able to raise necessary funds, although it may be at more expensive levels. As a result, we believe cash flow of these companies will become a bit more strained, all other things being equal. Perhaps most important, if the Securities Exchange Commission and the Financial Accounting Standards Board have the political capital and will to follow through, the accounting charade that has marked the past decade may be over. Before it is, more companies could be exposed, casting a pall over corporate financial assets in general.

o FIXED INCOME FUND
The Fixed Income Fund Institutional Class outperformed its benchmark index for the six months ended April 30, 2002. The Fund returned 0.14% for the semi-annual period, as compared to -0.01% for the Lehman Brothers Aggregate Bond Index. The Fund also outperformed its Lipper category average, which returned -0.49% for the same period. We stayed true to our guiding principle that regardless of the direction of interest rates, we will use a focused bottom-up approach to determine fundamental value in individual issues as we seek to provide outstanding risk-adjusted returns over the long term.

The Fund benefited both from its higher allocation to spread sectors and from effective selection of top-performing securities within those sectors. During the semi-annual period, we favored spread duration over US Treasury duration, specifically through finance and industrial corporate securities. We covered some of the Fund's volatility underweight relative to the Lehman Brothers Aggregate Bond Index by selling structured mortgages and buying pass-through mortgages, gaining significant yield advantage in the process. Within the commercial mortgage-backed securities sector, we sold fully valued non-agency issues and bought government-backed bonds at a historically modest yield differential. We sold some short-duration automobile asset-backed securities when their spreads versus US Treasuries rallied and short-term swap spreads reached levels not seen since early 1998. (The swap spread is the difference in yield between a receive-fixed interest rate swap and a US Treasury bond of equal maturity. A receive-fixed interest rate swap is a financial contract whereby the buyer agrees to receive a fixed interest rate over a defined term in exchange for the obligation to pay a floating interest rate over the same term. The buyer profits if interest rates fall during the term of the contract, such that the floating rate they must pay resets to a lower rate while they continue to receive the higher fixed rate.)

                                                                CUMULATIVE                        AVERAGE ANNUAL
                                                             TOTAL RETURNS                         TOTAL RETURNS
----------------------------------------------------------------------------------------------------------------
   Periods Ended           6 Months   1 Year   3 Years   5 Years     Since   1 Year  3 Years   5 Years     Since
   April 30, 2002                                              Inception 2                           Inception 2
----------------------------------------------------------------------------------------------------------------
 Fixed Income Fund 1
   Institutional Class     0.14%        8.83%   24.11%    45.23%   105.99%    8.83%     7.46%     7.75%    7.81%
   Investment Class        0.02%        8.66%   23.23%     n/a      31.07%    8.66%     7.21%      n/a     6.63%
----------------------------------------------------------------------------------------------------------------
 Lehman Brothers
   Aggregate Bond Index 3 (0.01)%       7.84%   22.72%    44.65%    91.49%    7.84%     7.06%     7.66%    7.01%
----------------------------------------------------------------------------------------------------------------
 Lipper Intermediate
   Investment Grade
   Debt Funds Average 4   (0.49)%       6.52%   18.91%    37.73%    79.35%    6.52%     5.93%     6.60%    6.26%
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception dates are: Institutional Class: September 18, 1992, Investment Class: February 11, 1998. Benchmark returns are for comparative purposes relative to Institutional Class shares and are for the period beginning September 30, 1992.
3 Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

o SHORT-TERM FIXED INCOME FUND
The objective of the Short-Term Fixed Income Fund is to provide a high level of income with limited price volatility through the purchase of short-term investment grade securities. The portfolio management team particularly seeks short-term securities with both a comparatively high initial yield and the potential to appreciate in value toward the target yield we assign to that individual bond.

The Short-Term Fixed Income Fund Institutional Class outperformed its benchmark for the six months ended April 30, 2002. The Fund returned 1.66% for the semi-annual period, as compared to 1.04% for the Lehman Brothers Short Treasury Index. The Fund also outperformed its Lipper category average, which returned 0.25% for the same period. In general, the Fund's significant allocation to the top-performing spread sectors and superior security selection contributed positively to performance.

At the short-term end of the yield curve, all US spread sectors outperformed comparable-duration US Treasuries for the semi-annual period. US credit was the weakest performing spread sector, with an excess return over duration-matched US Treasuries of 0.03% for the six months. Residential mortgages returned 0.12% excess return versus duration-equivalent US Treasuries. Taxable municipal bonds tightened versus swap spreads, and thus the Fund benefited from its allocation to this sector. The Fund also benefited from its allocation to commercial mortgages, which outperformed duration-matched US Treasuries by 1.47% for the semi-annual period, and to asset-backed securities, which outperformed duration-matched US Treasuries by 0.84%.

MARKET OUTLOOK
Whether what follows from today is an amnesic economic rebound that drives corporate profit growth and risk appetites higher or an accounting shakedown that wrings out the excess and hubris of the past decade, no one knows. We have never proclaimed to be able to look into the future, preferring rather to tread carefully and sure-footedly in the present, where outcomes can be defined and constrained. As always, we look to exploit the market inefficiencies that are exacerbated in such environments. We intend to continue to focus on diligent analysis of practical dislocations in and between individual bonds' price and intrinsic value, regardless of economic or market conditions, to seek to construct portfolios of high quality, low volatility securities.

                                                                CUMULATIVE                        AVERAGE ANNUAL
                                                             TOTAL RETURNS                         TOTAL RETURNS
----------------------------------------------------------------------------------------------------------------
   Periods Ended           6 Months   1 Year   3 Years   5 Years     Since   1 Year  3 Years   5 Years     Since
   April 30, 2002                                              Inception 2                           Inception 2
----------------------------------------------------------------------------------------------------------------
 Short-Term Fixed
   Income Fund 1
   Institutional Class         1.66%    5.39%   20.09%    36.18%    54.18%    5.39%     6.29%     6.37%    6.26%
----------------------------------------------------------------------------------------------------------------
 Lehman Brothers Short
   Treasury Index 3            1.04%    3.41%   16.01%    29.15%    45.22%    3.41%     5.07%     5.25%    5.40%
----------------------------------------------------------------------------------------------------------------
 Lipper Short Investment Grade
   Debt Funds Average 4        0.25%    5.06%   18.22%    32.80%    51.66%    5.06%     5.73%     5.83%    6.05%
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is March 13, 1995. Benchmark returns are for the period beginning March 31, 1995.
3 The Lehman Brothers Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities in the one year or less range. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

TAXABLE FIXED INCOME FUNDS: HIGH YIELD
o HIGH YIELD BOND FUND

MARKET REVIEW
For the six months ended April 30, 2002, high yield bonds significantly outperformed US Treasuries. After a sharp sell-off following the tragic events of September 11th, the high yield market rebounded, producing strong performance for the semi-annual period. The CS First Boston (`CSFB') High Yield Index posted a return of 7.58% for the semi-annual period, while intermediate-term US Treasuries returned -0.29% for the same time period. We believe that the high yield market bottomed in September 2001 and has begun what we expect to be a long-term recovery for the asset class.

During the semi-annual period, riskier high yield bonds, (ie those rated B and below), were the best performers, as the previous trend of BB-rated and investment-grade bonds outperforming the market reversed. The top performing industries within the high yield market included Airlines, Autos, and Aerospace/Defense, which returned 24.9%, 21.3% and 18.4%, respectively, for the six months ended April 30, 2002. Conversely, the worst performing industries were Domestic Telecommunications, International Telecommunications and International Cable, which returned -20.1%, -16.9% and -3.8%, respectively, for the semi-annual period. From a broader perspective, the cyclical segment of the market, which returned 5.6% for the same period, was the best performer, responding to the Federal Reserve Board's aggressive interest rate cuts and to the market's anticipation of a US economic recovery. In contrast, defensive issues underperformed, returning 0.3% for the six months.

o HIGH YIELD BOND FUND
The High Yield Bond Fund Institutional Class returned 5.65% for the six months ended April 30, 2002, underperforming the CS First Boston High Yield Index's return of 7.58%. However, the Fund outperformed its Lipper category average, which returned 5.13% for the same period.

The Fund was underweight the lower tier of the CSFB High Yield Index, because many of the companies in this tier were binary economic bets, especially given these companies' currently low capacity utilization levels. In other words, prior to a robust rebound in the first months of 2002, these companies had the same probability of survival as they did of defaulting on their debt. These types of investments have high risk/return characteristics, which we have tried to avoid. Over the

                                                                      CUMULATIVE                  AVERAGE ANNUAL
                                                                   TOTAL RETURNS                   TOTAL RETURNS
   Periods Ended                        6 Months    1 Year    3 Years      Since   1 Year    3 Years       Since
   April 30, 2002                                                    Inception 2                     Inception 2
----------------------------------------------------------------------------------------------------------------
 High Yield Bond Fund 1
   Institutional Class                    5.65%      2.31%      8.97%     17.01%     2.31%     2.91%      3.88%
   Investment Class                       5.53%      2.05%      8.16%     25.96%     2.05%     2.65%      6.58%
   Premier Class                          5.73%      2.33%       n/a       6.45%     2.33%      n/a       4.27%
---------------------------------------------------------------------------------------------------------------
 CS First Boston High Yield Index 3       7.58%      6.10%      3.83%      5.25%     6.10%     1.26%      1.25%
---------------------------------------------------------------------------------------------------------------
 Lipper High Yield Funds Average 4        5.13%      1.06%     (4.86)%    (5.80)%    1.06%    (1.87)%    (1.67)%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception dates are: Institutional Class: March 16, 1998, Investment Class: September 15, 1998 and Premier Class: October 31, 2000. Benchmark returns are for comparative purposes relative to Institutional Class shares and are for the period beginning March 18, 1998 for CS First Boston High Yield Index and March 31, 1998 for Lipper High Yields Funds Average.
3 The CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

longer term, this strategy has resulted in the Fund's outperformance of its benchmark. However, the Fund underperformed the CSFB High Yield Index for the semi-annual period as a result of its more conservative portfolio composition.

Other Fund performance detractors included an overweighting to the underperforming Domestic Telecommunications and Cellular/PCS sectors and an underweighting to the outperforming Financials and Airlines sectors. In addition, specific issues, including Calpine, Worldcom, Callahan, Adelphia, Qwest and Kaiser, detracted from Fund performance during the semi-annual period. On the other hand, the non-US component of the Wireless sector performed well, helping the Fund maintain a positive six-month return.

MARKET OUTLOOK
We believe that the Fund is currently more conservatively positioned relative to the CSFB High Yield Index and to our peers. We expect that this stance will enable us to perform well in the prevailing uncertain market environment. If the high yield rally continues, the Fund may underperform its benchmark in the near term. However, we seek to outperform over the longer term by making prudent investment decisions and not by swinging for the proverbial fences. Historically, making highly risky one-sided bets has not been an effective way to outperform in the high yield market other than for short spurts.

That said, we expect the high yield market to continue its outperformance versus US Treasuries over the next year or so. It should be emphasized, though, that the high yield market could remain volatile if there is an escalation either of terrorist activities around the world or of hostilities in the Middle East. The yield spread between high yield bonds and US Treasuries is, on average, currently in the mid 700 basis point range. (A basis point is the smallest measure used in quoting yields on bonds. One basis point is 0.01% of yield.) With this yield spread, we believe that high yield bonds can still be considered cheap from a historical perspective. Looking ahead, we do not anticipate a rapid price appreciation. Instead, we anticipate a gradual yield spread tightening over the next twelve months. The risk/reward outlook for the asset class remains attractive, in our view, as the average price of high yield debt in the CSFB High Yield Index is trading at 77.58 cents on the dollar. We still believe, however, that global economic uncertainty remains a concern and that chasing the cyclical rally is not a viable investment strategy. Most importantly, as mentioned, we continue to invest with a longer-term perspective by maintaining a keen focus on individual issue selection, seeking companies we believe to either be improving on a fundamental credit basis or that we believe are currently trading at undervalued levels.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

                               [GRAPHIC OMITTED]
                                PLOTS TO FOLLOW

Municipal Bond Fund--Institutional Class, Lehman Brothers 5-Year
G.O. Index and Lipper Intermediate Municipal Debt Funds Average
Growth of a $250,000 Investment (since inception)2

           Municipal Bond        Lehman       Lipper Intermediate
                 Fund--          5 Year         Municipal Debt
         Institutional Class   G.O. Index       Funds Average
         -------------------   ----------     -------------------
12/13/91      $250,000          $250,000          $250,000
1/31/92        261,050           254,739           250,654
2/29/92        262,950           254,898           251,035
3/31/92        264,450           254,049           250,725
4/30/92        267,000           256,278           252,748
5/31/92        269,600           258,581           255,526
6/30/92        272,825           262,310           259,147
7/31/92        282,850           269,182           266,727
8/31/92        280,925           267,161           264,076
9/30/92        282,075           268,842           265,572
10/31/92       279,575           267,977           263,102
11/30/92       284,725           271,211           267,726
12/31/92       287,825           273,104           270,175
1/31/93        290,425           276,048           273,224
2/28/93        297,200           283,251           281,541
3/31/93        300,075           280,042           278,539
4/30/93        303,525           281,839           280,861
5/31/93        305,075           282,835           281,932
6/30/93        310,175           286,641           285,992
7/31/93        311,150           286,835           285,978
8/31/93        316,300           290,729           291,139
9/30/93        320,025           292,822           294,545
10/31/93       320,700           293,260           294,989
11/30/93       319,050           292,420           293,108
12/31/93       323,550           296,420           298,116
1/31/94        326,225           299,211           301,216
2/28/94        321,600           293,626           294,793
3/31/94        313,900           287,076           286,433
4/30/94        314,800           289,970           287,855
5/31/94        317,500           291,597           290,145
6/30/94        318,375           290,930           289,329
7/31/94        321,750           294,109           292,960
8/31/94        324,200           295,506           294,124
9/30/94        322,625           293,284           291,261
10/31/94       320,200           291,639           288,137
11/30/94       315,225           289,776           284,069
12/31/94       320,350           292,330           288,333
1/31/95        327,275           295,129           294,014
2/28/95        333,725           299,417           300,126
3/31/95        336,875           304,189           302,801
4/30/95        338,100           304,998           303,448
5/31/95        344,850           311,690           310,571
6/30/95        343,600           311,954           309,413
7/31/95        345,275           316,319           312,311
8/31/95        348,225           319,513           315,424
9/30/95        351,150           320,485           316,948
10/31/95       355,100           321,832           320,239
11/30/95       359,675           324,582           323,829
12/31/95       363,025           326,362           326,036
1/31/96        364,025           330,261           328,727
2/29/96        362,975           329,152           327,657
3/31/96        363,700           327,412           324,220
4/30/96        363,700           326,923           323,576
5/31/96        365,750           326,526           323,641
6/30/96        368,075           328,834           325,665
7/31/96        371,450           331,012           328,692
8/31/96        372,450           331,694           328,767
9/30/96        376,175           334,198           331,726
10/31/96       379,600           337,302           335,018
11/30/96       384,400           341,997           340,017
12/31/96       384,200           341,488           339,176
1/31/97        385,575           342,407           340,017
2/28/97        388,550           344,847           342,616
3/31/97        384,950           340,948           339,154
4/30/97        387,300           342,665           340,987
5/31/97        391,150           346,398           345,286
6/30/97        395,325           349,442           348,540
7/31/97        402,450           355,774           356,393
8/31/97        401,650           353,890           353,446
9/30/97        405,500           357,088           357,250
10/31/97       407,950           359,266           358,926
11/30/97       411,125           360,402           360,485
12/31/97       415,550           363,650           365,196
1/31/98        418,000           366,839           368,244
2/28/98        418,825           367,291           368,482
3/31/98        419,775           367,914           368,496
4/30/98        419,550           366,147           366,686
5/31/98        423,850           370,493           371,914
6/30/98        425,450           371,642           373,094
7/31/98        426,750           372,987           373,868
8/31/98        431,475           378,008           379,545
9/30/98        435,375           381,867           383,904
10/31/98       434,750           382,681           383,821
11/30/98       436,200           383,197           384,675
12/31/98       438,125           384,885           386,039
1/31/99        441,350           388,766           390,514
2/28/99        440,150           388,299           388,261
3/31/99        441,025           388,855           387,881
4/30/99        442,200           389,967           388,947
5/31/99        441,125           388,647           386,554
6/30/99        436,450           384,349           381,024
7/31/99        437,850           386,364           382,927
8/31/99        434,900           386,384           381,113
9/30/99        434,300           387,714           381,360
10/31/99       431,350           386,860           378,572
11/30/99       434,400           388,895           382,037
12/31/99       432,600           387,624           380,295
1/31/00        430,475           387,446           378,521
2/29/00        434,725           388,637           381,599
3/31/00        441,175           392,121           387,097
4/30/00        440,125           391,347           385,462
5/31/00        438,700           391,188           383,564
6/30/00        446,850           398,424           391,835
7/31/00        451,750           402,762           396,369
8/31/00        456,900           406,980           401,193
9/30/00        456,300           406,305           399,904
10/31/00       459,150           409,184           403,254
11/30/00       461,600           410,775           405,150
12/31/00       470,025           417,375           413,650
1/31/01        473,750           424,600           418,275
2/28/01        476,900           425,650           419,575
3/31/01        479,700           429,025           422,800
4/30/01        476,750           426,775           418,225
5/31/01        481,725           430,975           422,525
6/30/01        484,925           432,875           425,375
7/31/01        489,925           437,725           430,700
8/31/01        496,275           443,575           437,500
9/30/01        496,825           444,675           436,975
10/31/01       500,100           447,950           441,200
11/30/01       497,600           444,650           436,075
12/31/01       495,150           442,325           432,650
1/31/02        500,375           449,400           439,200
2/28/02        504,975           454,375           444,350
3/31/02        499,350           445,275           435,975
4/30/02        506,400           455,250           444,700

                                                          AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                              1 Year    5 Years    10 Years      Since
   April 30, 2002                                                          Inception 2
--------------------------------------------------------------------------------------
 Municipal Bond Fund--Institutional Class       6.21%      5.51%     6.61%       7.04%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is December 13, 1991. Benchmark returns are for the period beginning December 31, 1991.
3 The Lehman Brothers 5-Year General Obligation Index is an unmanaged index including over 1,900 intermediate term general obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

                               [GRAPHIC OMITTED]
                                PLOTS TO FOLLOW

High Yield Bond Fund--Investment Class, CS First Boston
High Yield Index and Lipper High Yield Funds Average
Growth of a $10,000 Investment (since inception)2

          Municipal Bond          Lehman      Lipper Intermediate
               Fund--             5 Year        Municipal Debt
         Investment Class       G.O. Index      Funds Average
         ----------------       ----------    -------------------
7/30/97    $10,000              $10,000           $10,000
8/31/97      9,970                9,947             9,920
9/30/97     10,064               10,037            10,022
10/31/97    10,122               10,098            10,071
11/30/97    10,199               10,130            10,111
12/31/97    10,307               10,221            10,240
1/31/98     10,375               10,311            10,327
2/28/98     10,393               10,324            10,332
3/31/98     10,405               10,341            10,334
4/30/98     10,407               10,292            10,282
5/31/98     10,512               10,414            10,428
6/30/98     10,549               10,446            10,458
7/31/98     10,580               10,484            10,477
8/31/98     10,694               10,625            10,631
9/30/98     10,789               10,733            10,745
10/31/98    10,771               10,756            10,742
11/30/98    10,805               10,771            10,763
12/31/98    10,850               10,818            10,800
1/31/99     10,927               10,927            10,924
2/28/99     10,905               10,914            10,862
3/31/99     10,915               10,930            10,855
4/30/99     10,942               10,961            10,885
5/31/99     10,913               10,924            10,821
6/30/99     10,805               10,803            10,668
7/31/99     10,828               10,860            10,718
8/31/99     10,752               10,860            10,663
9/30/99     10,736               10,898            10,666
10/31/99    10,662               10,874            10,587
11/30/99    10,736               10,931            10,678
12/31/99    10,681               10,895            10,628
1/31/00     10,637               10,890            10,577
2/29/00     10,740               10,924            10,659
3/31/00     10,897               11,022            10,810
4/30/00     10,869               11,000            10,766
5/31/00     10,832               10,995            10,717
6/30/00     11,031               11,199            10,940
7/31/00     11,149               11,321            11,063
8/31/00     11,274               11,439            11,197
9/30/00     11,257               11,420            11,164
10/31/00    11,325               11,501            11,247
11/30/00    11,381               11,546            11,299
12/31/00    11,586               11,731            11,537
1/31/01     11,676               11,935            11,662
2/28/01     11,751               11,964            11,696
3/31/01     11,828               12,059            11,787
4/30/01     11,754               11,996            11,666
5/31/01     11,863               12,114            11,783
6/30/01     11,939               12,167            11,870
7/31/01     12,070               12,303            12,014
8/31/01     12,213               12,468            12,196
9/30/01     12,224               12,499            12,174
10/31/01    12,302               12,591            12,295
11/30/01    12,238               12,498            12,168
12/31/01    12,175               12,433            12,077
1/31/02     12,312               12,632            12,252
2/28/02     12,412               12,772            12,386
3/31/02     12,271               12,515            12,160
4/30/02     12,442               12,796            12,396


                                                   AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                  1 Year     3 Years      Since
   April 30, 2002                                                   Inception 2
-------------------------------------------------------------------------------
 Municipal Bond Fund--Investment Class             5.86%       4.37%      4.71%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is July 30, 1997. Benchmark returns are for the period beginning July 31, 1997.
3 The Lehman Brothers 5-Year General Obligation Index is an unmanaged index including over 1,900 intermediate term general obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

                               [GRAPHIC OMITTED]
                                PLOTS TO FOLLOW

Short-Term Municipal Bond Fund--Institutional Class,
Lehman Brothers 1-Year G.O. Index and Lipper Short-Term Municipal
Debt Funds Average Growth of a $250,000 Investment (since inception)2

         Short-Term Municipal   Lehman Brothers    Lipper Short-Term
             Bond Fund--           1-Year            Municipal Debt
         Institutional Class      G.O. Index         Funds Average
         --------------------   ---------------    -----------------
3/6/95        $250,000           $250,000              $250,000
4/30/95        253,075            250,975               250,813
5/31/95        254,300            253,409               253,422
6/30/95        254,675            254,322               254,367
7/31/95        255,875            256,305               255,787
8/31/95        257,700            257,484               257,036
9/30/95        258,500            258,128               257,677
10/31/95       260,975            259,109               258,951
11/30/95       262,675            260,405               260,530
12/31/95       264,650            261,472               261,627
1/31/96        265,700            263,224               263,186
2/29/96        266,100            263,856               263,497
3/31/96        267,175            264,120               262,998
4/30/96        267,400            264,674               263,283
5/31/96        268,725            265,310               263,857
6/30/96        270,275            266,663               264,790
7/31/96        271,525            267,783               265,968
8/31/96        272,275            268,265               266,563
9/30/96        274,300            269,445               267,931
10/31/96       276,350            270,819               269,389
11/30/96       278,625            272,471               271,115
12/31/96       279,425            273,071               271,532
1/31/97        280,875            274,846               272,448
2/28/97        282,225            275,670               273,656
3/31/97        282,075            275,587               272,944
4/30/97        283,850            276,635               273,894
5/31/97        286,450            277,962               275,558
6/30/97        288,450            279,019               276,968
7/31/97        291,625            280,609               279,256
8/31/97        291,975            280,974               279,254
9/30/97        293,800            282,463               280,797
10/31/97       295,525            283,593               281,818
11/30/97       296,725            284,387               282,655
12/31/97       298,775            285,667               284,209
1/31/98        300,300            287,152               285,646
2/28/98        301,050            288,243               286,362
3/31/98        301,300            289,108               286,980
4/30/98        302,125            289,397               286,956
5/31/98        304,150            290,873               288,749
6/30/98        305,500            292,037               289,801
7/31/98        306,625            293,030               290,643
8/31/98        309,250            294,846               292,764
9/30/98        311,250            296,203               294,355
10/31/98       311,775            297,654               295,387
11/30/98       312,625            298,458               295,938
12/31/98       314,050            299,353               297,028
1/31/99        315,625            300,970               298,710
2/28/99        315,375            302,384               298,971
3/31/99        316,100            302,505               299,429
4/30/99        317,075            303,080               300,193
5/31/99        317,150            303,777               300,338
6/30/99        316,000            303,625               299,271
7/31/99        317,125            304,657               300,227
8/31/99        315,775            305,389               300,307
9/30/99        316,275            306,488               301,044
10/31/99       315,925            307,162               301,226
11/30/99       317,925            308,053               302,224
12/31/99       317,800            308,361               302,307
1/31/00        317,350            309,502               302,419
2/29/00        319,375            310,492               303,576
3/31/00        322,100            311,859               305,017
4/30/00        322,950            312,513               305,295
5/31/00        322,850            313,014               305,644
6/30/00        326,250            315,799               308,292
7/31/00        328,825            317,505               310,250
8/31/00        330,725            319,029               311,984
9/30/00        331,825            319,762               312,606
10/31/00       333,350            321,265               313,900
11/30/00       335,150            322,486               314,920
12/31/00       337,975            324,905               317,674
1/31/01        340,775            328,901               320,760
2/28/01        342,125            329,954               321,777
3/31/01        344,125            331,504               323,503
4/30/01        344,025            332,267               323,572
5/31/01        346,300            334,393               325,800
6/30/01        347,475            335,898               327,050
7/31/01        349,350            337,242               328,950
8/31/01        351,925            339,265               331,275
9/30/01        353,125            340,928               332,275
10/31/01       354,725            342,291               333,700
11/30/01       354,950            342,500               333,100
12/31/01       355,250            343,325               333,350
1/31/02        357,225            346,125               335,950
2/28/02        359,075            347,450               337,100
3/31/02        356,875            345,075               334,500
4/30/02        359,850            347,700               337,400

                                                            AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                           1 Year     5 Years      Since
   April 30, 2002                                                            Inception 2
----------------------------------------------------------------------------------------
 Short-Term Municipal Bond Fund--Institutional Class         4.60%      4.86%      5.23%
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is March 6, 1995. Benchmark returns are for the period beginning March 31, 1995.
3 The LehmanBrothers 1-Year GeneralObligation Index is an unmanaged index including bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

                               [GRAPHIC OMITTED]
                                PLOTS TO FOLLOW

Short-Term Municipal Bond Fund--Investment Class,
Lehman Brothers 1-Year G.O. Index and Lipper Short-Term Municipal Debt Funds Average Growth of a $10,000 Investment (since inception)2

         Short-Term Municipal      Lehman Brothers    Lipper Short-Term
             Bond Fund--              1-Year           Municipal Debt
           Investment Class          G.O. Index         Funds Average
         --------------------      ---------------    -----------------
12/3/97       $10,000                $10,000            $10,000
12/31/97       10,065                 10,045             10,055
1/31/98        10,114                 10,097             10,106
2/28/98        10,137                 10,136             10,131
3/31/98        10,144                 10,166             10,153
4/30/98        10,169                 10,176             10,153
5/31/98        10,235                 10,228             10,216
6/30/98        10,289                 10,269             10,253
7/31/98        10,314                 10,304             10,284
8/31/98        10,400                 10,368             10,358
9/30/98        10,465                 10,415             10,413
10/31/98       10,480                 10,467             10,450
11/30/98       10,506                 10,495             10,470
12/31/98       10,591                 10,526             10,508
1/31/99        10,642                 10,583             10,567
2/28/99        10,641                 10,633             10,577
3/31/99        10,664                 10,637             10,594
4/30/99        10,684                 10,657             10,621
5/31/99        10,684                 10,682             10,627
6/30/99        10,644                 10,676             10,591
7/31/99        10,679                 10,713             10,625
8/31/99        10,642                 10,738             10,629
9/30/99        10,657                 10,777             10,654
10/31/99       10,642                 10,801             10,661
11/30/99       10,696                 10,832             10,697
12/31/99       10,688                 10,843             10,700
1/31/00        10,682                 10,883             10,704
2/29/00        10,748                 10,918             10,745
3/31/00        10,827                 10,966             10,795
4/30/00        10,853                 10,989             10,805
5/31/00        10,847                 11,007             10,817
6/30/00        10,970                 11,105             10,910
7/31/00        11,043                 11,165             10,979
8/31/00        11,116                 11,218             11,039
9/30/00        11,151                 11,244             11,061
10/31/00       11,199                 11,297             11,108
11/30/00       11,247                 11,340             11,144
12/31/00       11,350                 11,425             11,239
1/31/01        11,431                 11,565             11,346
2/28/01        11,474                 11,602             11,382
3/31/01        11,539                 11,657             11,442
4/30/01        11,533                 11,684             11,446
5/31/01        11,606                 11,758             11,523
6/30/01        11,643                 11,811             11,567
7/31/01        11,703                 11,859             11,633
8/31/01        11,776                 11,930             11,712
9/30/01        11,825                 11,988             11,749
10/31/01       11,876                 12,036             11,799
11/30/01       11,882                 12,043             11,776
12/31/01       11,889                 12,072             11,786
1/31/02        11,952                 12,171             11,861
2/28/02        12,001                 12,217             11,916
3/31/02        11,936                 12,134             11,827
4/30/02        12,033                 12,227             11,926

                                                        AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                       1 Year     3 Years      Since
   April 30, 2002                                                        Inception 2
------------------------------------------------------------------------------------
 Short Term Municipal Bond Fund--Investment Class        4.34%      4.04%      4.29%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is December 3, 1997. Benchmark returns are for the period beginning November 30, 1997.
3 The Lehman Brothers 1-Year General Obligation Index is an unmanaged index including bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

                               [GRAPHIC OMITTED]
                                PLOTS TO FOLLOW

Fixed Income Fund--Institutional Class, Lehman Brothers Aggregate Bond Index and Lipper Intermediate Investment Grade Debt Funds Average
Growth of a $250,000 Investment (since inception)2

             Fixed Income         Lehman Brothers   Lipper Intermediate
                Fund--               Aggregate     Investment Grade Debt
         Institutional Class        Bond Index        Funds Average
         -------------------      ---------------  ---------------------
9/18/92     $250,000                $250,000           $250,000
10/31/92     249,500                 246,675            245,974
11/30/92     249,300                 246,774            245,723
12/31/92     255,225                 250,648            249,500
1/31/93      261,500                 255,460            254,581
2/28/93      268,100                 259,931            259,681
3/31/93      270,200                 261,023            261,024
4/30/93      271,825                 262,850            262,855
5/31/93      274,025                 263,192            262,890
6/30/93      278,750                 267,955            268,087
7/31/93      281,250                 269,483            269,687
8/31/93      289,525                 274,199            274,933
9/30/93      291,975                 274,939            275,943
10/31/93     292,625                 275,956            277,203
11/30/93     288,650                 273,611            274,679
12/31/93     290,025                 275,088            276,268
1/31/94      295,600                 278,802            280,066
2/28/94      288,375                 273,951            274,697
3/31/94      280,725                 267,184            268,182
4/30/94      281,525                 265,047            265,421
5/31/94      281,300                 265,020            264,914
6/30/94      282,200                 264,437            264,304
7/31/94      285,975                 269,699            268,482
8/31/94      286,400                 270,023            268,996
9/30/94      284,875                 266,054            265,774
10/31/94     285,075                 265,814            265,368
11/30/94     283,200                 265,229            264,495
12/31/94     284,425                 267,060            265,903
1/31/95      289,375                 272,347            270,238
2/28/95      295,650                 278,829            276,186
3/31/95      298,900                 280,530            277,948
4/30/95      302,400                 284,457            281,796
5/31/95      314,025                 295,466            291,974
6/30/95      314,875                 297,623            293,803
7/31/95      315,175                 296,968            293,213
8/31/95      319,025                 300,561            296,656
9/30/95      322,250                 303,477            299,407
10/31/95     326,500                 307,422            303,241
11/30/95     331,025                 312,033            307,537
12/31/95     335,950                 316,402            311,644
1/31/96      337,925                 318,490            313,664
2/29/96      332,125                 312,948            308,377
3/31/96      330,450                 310,758            306,335
4/30/96      329,025                 309,017            304,527
5/31/96      328,600                 308,399            304,103
6/30/96      332,675                 312,532            307,687
7/31/96      333,550                 313,376            308,438
8/31/96      333,775                 312,843            308,253
9/30/96      339,175                 318,287            313,610
10/31/96     346,950                 325,353            320,106
11/30/96     353,425                 330,916            325,741
12/31/96     351,025                 327,839            322,920
1/31/97      351,600                 328,855            323,979
2/28/97      353,050                 329,677            324,941
3/31/97      349,250                 326,018            321,400
4/30/97      354,600                 330,908            325,700
5/31/97      356,975                 334,051            328,663
6/30/97      361,700                 338,027            332,535
7/31/97      371,650                 347,153            341,485
8/31/97      368,075                 344,203            338,455
9/30/97      373,825                 349,262            343,319
10/31/97     378,950                 354,327            347,324
11/30/97     380,250                 355,957            348,492
12/31/97     384,125                 359,552            351,802
1/31/98      389,725                 364,154            356,567
2/28/98      388,350                 363,863            356,156
3/31/98      389,650                 365,100            357,484
4/30/98      391,600                 366,998            359,083
5/31/98      396,150                 370,485            362,437
6/30/98      399,950                 373,634            365,136
7/31/98      400,100                 374,419            365,842
8/31/98      408,800                 380,522            370,038
9/30/98      416,750                 389,426            378,281
10/31/98     410,150                 387,362            375,129
11/30/98     413,250                 389,570            377,467
12/31/98     414,500                 390,738            378,941
1/31/99      417,350                 393,513            381,485
2/28/99      410,775                 386,626            374,630
3/31/99      414,050                 388,753            377,435
4/30/99      414,950                 389,997            378,668
5/31/99      412,350                 386,565            374,746
6/30/99      411,250                 385,328            373,121
7/31/99      410,600                 383,671            371,910
8/31/99      409,525                 383,479            371,352
9/30/99      413,650                 387,927            375,099
10/31/99     413,750                 389,363            375,661
11/30/99     414,550                 389,324            375,996
12/31/99     412,225                 387,455            374,314
1/31/00      411,550                 386,176            372,914
2/29/00      417,075                 390,849            376,657
3/31/00      423,175                 396,008            381,249
4/30/00      421,300                 394,860            378,519
5/31/00      420,350                 394,662            377,774
6/30/00      428,200                 402,871            385,797
7/31/00      433,175                 406,538            388,820
8/31/00      439,700                 412,432            393,995
9/30/00      442,100                 415,031            396,550
10/31/00     445,000                 417,770            397,465
11/30/00     453,525                 424,775            403,625
12/31/00     461,700                 432,650            411,725
1/31/01      467,700                 439,725            418,900
2/28/01      472,700                 443,550            422,775
3/31/01      475,675                 445,775            425,025
4/30/01      473,200                 443,925            422,675
5/31/01      477,525                 446,600            425,150
6/30/01      480,875                 448,300            426,500
7/31/01      491,575                 458,325            436,150
8/31/01      498,675                 463,575            440,750
9/30/01      504,350                 468,975            444,400
10/31/01     514,225                 478,775            453,400
11/30/01     507,450                 472,175            448,025
12/31/01     504,775                 469,175            443,425
1/31/01      508,125                 472,975            446,325
2/28/02      512,775                 477,575            448,500
3/31/02      504,450                 469,625            441,100
4/30/02      514,975                 478,725            448,375


                                                AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                               1 Year     5 Years      Since
   April 30, 2002                                                Inception 2
----------------------------------------------------------------------------
 Fixed Income Fund--Institutional Class          8.83%      7.75%      7.81%
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is September 18, 1992. Benchmark returns are for the period beginning September 30, 1992.
3 Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

                               [GRAPHIC OMITTED]
                                PLOTS TO FOLLOW

Fixed Income Fund--Investment Class, Lehman Brothers Aggregate Bond Index and Lipper Intermediate Investment Grade Debt Funds Average
Growth of a $10,000 Investment (since inception)2

           Fixed Income         Lehman Brothers   Lipper Intermediate
              Fund--               Aggregate       Investment Grade
         Investment Class         Bond Index      Debt Funds Average
         ----------------       ---------------   ------------------
2/11/98       $10,000              $10,000            $10,000
3/31/98        10,024               10,034             10,036
4/30/98        10,063               10,087             10,080
5/31/98        10,178               10,182             10,172
6/30/98        10,273               10,269             10,248
7/31/98        10,285               10,291             10,266
8/31/98        10,496               10,458             10,391
9/30/98        10,698               10,703             10,623
10/31/98       10,526               10,646             10,543
11/30/98       10,604               10,707             10,599
12/31/98       10,634               10,739             10,640
1/31/99        10,705               10,816             10,709
2/28/99        10,534               10,627             10,514
3/31/99        10,616               10,686             10,590
4/30/99        10,636               10,720             10,626
5/31/99        10,568               10,626             10,513
6/30/99        10,538               10,592             10,474
7/31/99        10,508               10,547             10,436
8/31/99        10,489               10,541             10,420
9/30/99        10,593               10,664             10,527
10/31/99       10,594               10,703             10,543
11/30/99       10,611               10,702             10,550
12/31/99       10,548               10,651             10,504
1/31/00        10,530               10,616             10,465
2/29/00        10,670               10,744             10,570
3/31/00        10,823               10,886             10,701
4/30/00        10,773               10,855             10,638
5/31/00        10,736               10,850             10,617
6/30/00        10,946               11,075             10,832
7/31/00        11,060               11,176             10,917
8/31/00        11,224               11,338             11,061
9/30/00        11,294               11,409             11,137
10/31/00       11,355               11,485             11,169
11/30/00       11,572               11,672             11,337
12/31/00       11,790               11,889             11,557
1/31/01        11,940               12,083             11,748
2/28/01        12,065               12,189             11,855
3/31/01        12,139               12,250             11,907
4/30/01        12,062               12,199             11,839
5/31/01        12,181               12,273             11,904
6/30/01        12,253               12,319             11,942
7/31/01        12,534               12,594             12,209
8/31/01        12,701               12,739             12,335
9/30/01        12,844               12,887             12,446
10/31/01       13,104               13,157             12,685
11/30/01       12,929               12,975             12,528
12/31/01       12,858               12,893             12,437
1/31/02        12,940               12,997             12,515
2/28/02        13,057               13,123             12,612
3/31/02        12,842               12,905             12,411
4/30/02        13,107               13,155             12,614


                                           AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                          1 Year     3 Years      Since
   April 30, 2002                                           Inception 2
-----------------------------------------------------------------------
 Fixed Income Fund--Investment Class        8.66%      7.21%      6.63%
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is February 11, 1998. Benchmark returns are for the period beginning February 28, 1998.
3 Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

                               [GRAPHIC OMITTED]
                                PLOTS TO FOLLOW

Short-Term Fixed Income Fund--Institutional Class, Lehman Brothers Short Treasury Index and Lipper Short Investment Grade Debt Funds Average Growth of a $250,000 Investment (since inception)2

            Short-Term          Lehman Brothers        Lipper Short
           Fixed Income--        Short Treasury     Investment Grade Debt
         Institutional Class       Index              Funds Average
         -------------------    ---------------     ---------------------
3/13/95     $250,000             $250,000                $250,000
4/30/95      251,750              252,300                 252,264
5/31/95      253,175              254,550                 256,707
6/30/95      254,175              256,000                 258,108
7/31/95      255,475              257,275                 258,775
8/31/95      256,725              258,500                 260,543
9/30/95      258,050              259,575                 262,032
10/31/95     259,550              261,125                 264,174
11/30/95     261,350              262,675                 266,514
12/31/95     263,200              264,150                 268,647
1/31/96      264,800              265,825                 270,687
2/29/96      264,750              266,150                 269,404
3/31/96      265,750              266,875                 269,058
4/30/96      266,200              267,800                 269,036
5/31/96      266,975              268,775                 269,484
6/30/96      269,150              270,200                 271,422
7/31/96      270,000              271,225                 272,466
8/31/96      271,125              272,500                 273,340
9/30/96      273,350              274,350                 275,941
10/31/96     275,375              276,375                 278,986
11/30/96     277,300              277,750                 281,398
12/31/96     277,600              278,675                 281,331
1/31/97      278,725              280,050                 282,632
2/28/97      280,050              281,075                 283,497
3/31/97      281,125              281,775                 283,215
4/30/97      283,025              283,450                 285,424
5/31/97      284,675              285,200                 287,280
6/30/97      286,625              286,900                 289,270
7/31/97      288,900              288,950                 292,642
8/31/97      289,750              289,850                 292,791
9/30/97      291,675              291,400                 295,021
10/31/97     293,550              293,000                 296,861
11/30/97     294,600              293,875                 297,516
12/31/97     296,350              295,250                 299,170
1/31/98      298,750              297,175                 301,856
2/28/98      298,925              297,925                 302,195
3/31/98      300,400              299,475                 303,391
4/30/98      301,600              300,850                 304,788
5/31/98      303,775              302,075                 306,445
6/30/98      305,300              303,525                 307,836
7/31/98      306,550              304,950                 309,076
8/31/98      310,550              307,425                 311,540
9/30/98      315,125              309,925                 314,968
10/31/98     313,925              311,525                 314,592
11/30/98     314,225              311,550                 315,158
12/31/98     315,675              312,650                 316,399
1/31/99      317,550              313,750                 317,948
2/28/99      317,125              313,925                 316,553
3/31/99      319,700              315,825                 318,977
4/30/99      320,975              316,950                 320,098
5/31/99      321,075              317,800                 319,540
6/30/99      322,075              319,150                 320,046
7/31/99      323,500              320,450                 320,379
8/31/99      324,550              321,425                 320,870
9/30/99      327,100              323,125                 323,192
10/31/99     328,000              323,900                 323,901
11/30/99     329,000              324,575                 324,832
12/31/99     329,700              325,250                 325,360
1/31/00      330,750              326,100                 325,416
2/29/00      333,125              327,750                 327,486
3/31/00      335,625              329,425                 329,355
4/30/00      336,725              331,150                 329,572
5/31/00      337,850              332,925                 330,466
6/30/00      341,375              335,475                 334,265
7/31/00      343,600              337,200                 336,312
8/31/00      345,225              338,375                 338,800
9/30/00      347,650              340,350                 341,675
10/31/00     349,750              341,925                 342,687
11/30/00     352,775              344,050                 345,832
12/31/00     356,150              347,275                 349,758
1/31/01      359,500              350,975                 354,529
2/28/01      362,050              352,300                 356,943
3/31/01      364,325              354,650                 359,563
4/30/01      365,750              356,375                 360,334
5/31/01      367,925              358,450                 362,475
6/30/01      369,375              359,350                 363,825
7/31/01      372,650              359,451                 368,450
8/31/01      374,075              359,652                 370,800
9/30/01      377,600              359,795                 374,475
10/31/01     379,150              359,902                 377,475
11/30/01     379,475              360,025                 376,025
12/31/01     379,575              360,625                 375,750
1/31/02      381,650              361,150                 376,825
2/28/02      383,225              361,700                 377,950
3/31/02      382,700              362,025                 376,000
4/30/02      385,450              363,050                 379,150


                                                         AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                        1 Year     5 Years      Since
   April 30, 2002                                                         Inception 2
-------------------------------------------------------------------------------------
 Short-Term Fixed Income Fund--Institutional Class        5.39%      6.37%      6.26%
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is March 13, 1995. Benchmark returns are for the period beginning March 31, 1995.
3 The Lehman Brothers Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities in the one year or less range.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

                               [GRAPHIC OMITTED]
                                PLOTS TO FOLLOW

High Yield Bond Fund--Institutional Class, CS First Boston
High Yield Index and Lipper High Yield Funds Average
Growth of a $250,000 Investment (since inception)2

         High Yield Bond Fund--    CS First Boston      Lipper High Yield
          Institutional Class      High Yield Index       Funds Average
3/16/98       $250,000               $249,801               $250,000
4/30/98        253,200                251,674                249,243
5/31/98        254,025                252,429                252,461
6/30/98        253,825                252,959                253,640
7/31/98        257,750                254,730                253,925
8/31/98        235,175                237,434                257,090
9/30/98        233,175                237,410                259,205
10/31/98       230,475                232,686                258,421
11/30/98       251,025                244,484                258,915
12/31/98       245,350                243,919                259,563
1/31/99        248,700                246,211                261,509
2/28/99        250,450                245,696                260,718
3/31/99        260,300                247,932                261,304
4/30/99        268,425                253,414                262,220
5/31/99        261,175                250,676                261,257
6/30/99        263,300                250,802                258,026
7/31/99        266,125                250,927                258,348
8/31/99        263,950                248,692                255,161
9/30/99        265,125                246,777                254,396
10/31/99       268,425                245,571                250,052
11/30/99       276,150                248,905                251,510
12/31/99       283,675                251,920                248,197
1/31/00        285,350                250,915                245,312
2/29/00        292,875                252,466                247,594
3/31/00        287,125                248,679                251,170
4/30/00        286,950                248,309                250,071
5/31/00        277,850                244,334                247,944
6/30/00        286,000                249,810                251,674
7/31/00        289,225                252,158                254,048
8/31/00        292,625                253,848                257,076
9/30/00        287,950                251,512                256,594
10/31/00       275,000                243,687                257,330
11/30/00       258,725                234,075                221,100
12/31/00       263,325                238,800                225,475
1/31/01        287,825                253,575                239,750
2/28/01        292,375                255,675                240,900
3/31/01        285,625                250,575                235,950
4/30/01        285,925                247,975                233,100
5/31/01        293,100                252,950                235,900
6/30/01        284,675                249,025                229,925
7/31/01        283,900                251,700                231,875
8/31/01        284,050                255,225                233,650
9/30/01        269,100                239,125                218,200
10/31/01       276,875                244,575                223,200
11/30/01       286,350                252,500                231,275
12/31/01       286,400                252,650                231,000
1/31/02        289,050                255,025                232,075
2/28/02        283,025                253,225                228,850
3/31/02        287,775                259,000                233,350
4/30/02        292,525                263,125                235,500


                                                  AVERAGE ANNUAL TOTAL RETURNS

   Periods Ended                                 1 Year     3 Years      Since
   April 30, 2002                                                  Inception 2
------------------------------------------------------------------------------
High Yield Bond Fund--Institutional Class         2.31%      2.91%      3.88%
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is March 16, 1998. The CS First Boston High Yield Index returns are for the period beginning March 18, 1998. Lipper returns are for the period beginning March 31, 1998.
3 The CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

                               [GRAPHIC OMITTED]
                                PLOTS TO FOLLOW

High Yield Bond Fund--Investment Class, CS First Boston
High Yield Index and Lipper High Yield Funds Average
Growth of a $10,000 Investment (since inception)2

           High Yield         CS First         Lipper
           Bond Fund--       Boston High     High Yield
         Investment Class    Yield Index    Funds Average
         ----------------    -----------    -------------
9/15/98    $10,000             $10,000        $10,000
10/31/98    10,026               9,801          9,970
11/30/98    10,918              10,298          9,989
12/31/98    10,668              10,274         10,013
1/31/99     10,812              10,371         10,089
2/28/99     10,885              10,349         10,058
3/31/99     11,310              10,443         10,081
4/30/99     11,646              10,674         10,116
5/31/99     11,341              10,559         10,078
6/30/99     11,419              10,564          9,954
7/31/99     11,539              10,569          9,966
8/31/99     11,441              10,475          9,843
9/30/99     11,490              10,395          9,814
10/31/99    11,631              10,344          9,647
11/30/99    11,976              10,484          9,704
12/31/99    12,302              10,611          9,575
1/31/00     12,360              10,569          9,464
2/29/00     12,689              10,634          9,552
3/31/00     12,448              10,475          9,690
4/30/00     12,438              10,459          9,648
5/31/00     12,041              10,292          9,566
6/30/00     12,393              10,522          9,710
7/31/00     12,531              10,621          9,802
8/31/00     12,675              10,692          9,919
9/30/00     12,470              10,594          9,900
10/31/00    11,902              10,264          9,929
11/30/00    11,195               9,860          9,554
12/31/00    11,378              10,058          9,744
1/31/01     12,448              10,681         10,372
2/28/01     12,627              10,769         10,417
3/31/01     12,333              10,555         10,192
4/30/01     12,343              10,445         10,076
5/31/01     12,666              10,654         10,200
6/30/01     12,284              10,489          9,947
7/31/01     12,248              10,602         10,024
8/31/01     12,252              10,750         10,104
9/30/01     11,604              10,072          9,438
10/31/01    11,936              10,302          9,657
11/30/01    12,343              10,635         10,002
12/31/01    12,343              10,642          9,989
1/31/02     12,471              10,741         10,026
2/28/02     12,192              10,666          9,890
3/31/02     12,394              10,910         10,085
4/30/02     12,596              11,083         10,187


                                             AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                            1 Year     3 Years      Since
   April 30, 2002                                             Inception 2
-------------------------------------------------------------------------
 High Yield Bond Fund--Investment Class       2.05%      2.65%      6.58%
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is September 15, 1998. Benchmark returns are for the period beginning September 30, 1998.
3 The CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON1

[GRAPHIC OMITTED]
PLOTS TO FOLLOW

High Yield Bond Fund--Premier Class, CS First Boston
High Yield Index and Lipper High Yield Funds Average
Growth of a $5,000,000 Investment (since inception)2

         High Yield Bond Fund--     CS First Boston    Lipper High Yield
             Premier Class          High Yield Index      Funds Average
10/31/00     $5,000,000             $5,000,000            $5,000,000
11/30/00      4,704,500              4,803,000             4,743,500
12/31/00      4,788,000              4,899,500             4,839,500
1/31/01       5,234,500              5,203,000             5,145,000
2/28/01       5,311,500              5,245,500             5,170,000
3/31/01       5,195,500              5,141,500             5,043,000
4/30/01       5,201,500              5,088,000             4,991,500
5/31/01       5,332,500              5,190,000             5,052,500
6/30/01       5,180,500              5,109,500             4,931,000
7/31/01       5,167,000              5,164,500             4,970,000
8/31/01       5,170,500              5,236,500             5,007,000
9/30/01       4,892,000              4,906,500             4,688,500
10/31/01      5,034,000              5,018,500             4,800,000
11/30/01      5,207,500              5,180,500             4,952,500
12/31/01      5,216,000              5,184,000             4,943,500
1/31/02       5,265,000              5,232,500             4,967,500
2/28/02       5,148,500              5,195,500             4,904,500
3/31/02       5,242,500              5,314,500             4,998,500
4/30/02       5,322,500              5,398,500             5,050,500

                                         AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                    1 Year      Since
   April 30, 2002                                         Inception 2
 --------------------------------------------------------------------
 High Yield Bond--Premier Class                      2.33%      4.27%
 --------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is October 31, 2000. Benchmark returns are for the period beginning October 31, 2000.
3 The CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              MUNICIPAL BONDS--97.70%
              ALABAMA--1.62%
              Alabama Housing Finance
                Authority, Multi-Family
                Mortgage, The Club
                Apartments, RB, Series I,
                AMT,
  $1,875,000    5.65%, 6/1/08 ........................ $ 1,885,856
              Birmingham, Alabama, Special
                Care Facilities Financing
                Authority, Methodist Home
                for Aging, RB, LOC,
  3,560,000     5.00%, 3/1/14 ........................   3,593,179
              Birmingham, Alabama,
                Industrial Development
                Board, Industrial Revenue
                Development, American Metal
                Products, RB, AMT, LOC:
     30,000     4.50%, 4/1/04 ........................      30,496
     95,000     5.00%, 4/1/09 ........................      95,051
    120,000     5.50%, 4/1/14 ........................     119,063
    225,000     5.75%, 4/1/19 ........................     220,228
              Birmingham, Alabama, Medical
                Clinic Board, Baptist Medical
                Centers, RB, ETM,
     75,000     8.25%, 7/1/05 ........................      80,152
              Lauderdale & Florence Counties,
                Alabama, Public Hospital,
                RB, ETM,
    195,000     7.00%, 7/1/07 ........................     214,480
              West Jefferson, Alabama,
                Amusement & Public Park
                Authority, Visionland
                Alabama Project, RB,
                Pre-Refunded @ 102,4
    780,000     7.50%, 12/1/06 .......................     879,193
                                                       -----------
                                                         7,117,698
                                                       -----------
              ALASKA--0.22%
              Alaska State Housing Finance
                Corp., RB, MBIA,
    910,000     6.00%, 12/1/15 .......................     954,281
                                                       -----------
              AMERICAN SAMOA--0.29%
              Territory of American Samoa,
                GO, ACA:
    495,000     5.75%, 9/1/05 ........................     526,754
    700,000     6.00%, 9/1/07 ........................     758,688
                                                       -----------
                                                         1,285,442
                                                       -----------
              ARIZONA--0.63%
              Arizona Health Facilities,
                Authority Hospital System
                Revenue Refunding, RB,
                ETM, MBIA,
    280,000     6.25%, 9/1/11 ........................     296,957


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Maricopa County, Arizona,
                Hospital Revenue Authority,
                Phoenix Baptist Hospital
                & Medical Center, RB, ETM,
  $  20,000     7.125%, 10/1/02 ...................... $    20,460
              Maricopa County, Arizona,
                Industrial Development
                Authority, Pines at
                Camelback Apartments
                Project, RB, Series A,
                Asset Guaranty:
    145,000     4.90%, 5/1/06 ........................     151,122
    125,000     5.00%, 5/1/07 ........................     130,600
    310,000     5.30%, 5/1/13 ........................     320,741
              Maricopa County, Arizona,
                Samaritan Health Service,
                RB, ETM,
    105,000     6.75%, 1/1/04 ........................     109,476
              Pinal County, Arizona,
                Community College, RB,
                AMBAC,
    280,000     4.75%, 7/1/09 ........................     295,823
              Yuma, Arizona, Industrial Development
                Authority, Multi-Family Mortgage,
                Regency Apartments, RB,
                Series A, GNMA,
  1,425,000     5.40%, 12/20/17 ......................   1,437,226
                                                       -----------
                                                         2,762,405
                                                       -----------
              ARKANSAS--1.02%
              Arkansas State, Development Finance
                Authority, Correction Facilities
                Revenue, RB, MBIA,
    735,000     5.10%, 10/1/16 .......................     743,379
              Drew County, Public Facilities Board,
                Single Family Mortgage, RB,
                Series A-2, FNMA,
    110,507     7.90%, 8/1/11 ........................     115,571
              Fayetteville, Public Facilities Board,
                Single Family Mortgage, RB,
    215,000     7.25%, 4/1/11 ........................     218,988
              Jefferson County, Health Care
                Facility,1978 Conventional Series,
                RB, ETM, FSA,
    125,000     7.40%, 12/1/10 .......................     146,131
              Lonoke County, Residential Housing,
                RB, Series B,
     53,898     7.375%, 4/1/11 .......................      56,167
              Mississippi County, Public Facilities
                Board, RB, Series 1,
    245,000     7.20%, 7/15/10 .......................     254,839
              North Little Rock, Residential
                Housing Facilities, Capital
                Appreciation, RB,1
  1,277,000     0.00%, 12/1/10 .......................     705,709


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Rogers County, Sales & Use Tax
                Redevelopment, RB,
  $1,875,000    5.35%, 11/1/11 ....................... $ 1,920,319
              Rogers, Sales & Use Tax Revenue, RB,
     50,000     5.00%, 11/1/15 .......................      50,004
              Saline County, Residential Housing
                Facilities, Single Family
                Mortgage, RB,
    175,000     7.875%, 3/1/11 .......................     180,303
              Stuttgart, Public Facilities Board,
                Single Family Mortgage, RB,
                Series B,
     98,520     7.75%, 9/1/11 ........................     102,912
                                                       -----------
                                                         4,494,322
                                                       -----------
              CALIFORNIA--4.52%
              Abag, California, Finance Authority for
                Nonprofit Corporations, American
                Baptist Homes, COP, Series A,
    400,000     5.50%, 10/1/07 .......................     397,948
              California Statewide Communities
                Development Revenue Authority,
                Sunnyside Vermont, RB,
                FHA / GNMA,
  5,280,000     7.00%, 4/20/36 .......................   6,023,266
              California Statewide Community
                Housing Development, Cudahy
                Gardens Project, RB, Series I,
                AMT, LOC,
    845,000     5.10%, 10/1/12 .......................     849,783
              California Statewide Community
                Housing Development, Cudahy
                Gardens Project, RB, Series I,
                Mandatory Put @ 100, AMT, LOC,2
    925,000     5.60%, 4/1/16 ........................     932,863
              California Statewide Community
                Housing Development, Riverside
                Gardens Project, RB, Series J,
                AMT, LOC,
    720,000     5.10%, 10/1/12 .......................     724,075
              Contra Costa County, California,
                Multi-Family Housing, Bollinger
                Crest Apartments, RB, Series C,
                AMT, FNMA,
    385,000     4.85%, 5/1/11 ........................     386,055
              Delta County, California, California
                Home Mortgage Finance, Pacific
                Mortgage Backed Securities, RB,
                Series A, AMT, MBIA / GNMA,
    320,000     6.70%, 6/1/24 ........................     346,576


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Emeryville, California, Redevelopment
                Agency, Residential Mortgage,
                RB, ETM,
  $ 145,000     7.50%, 9/1/11 ........................ $   168,613
              Fresno, California, Multi-Family Housing
                Authority, Central Valley Coalition
                Projects, RB, Series A, AMT, FNMA,
    205,000     5.15%, 8/1/07 ........................     206,954
              Fresno, California, Multi-Family
                Housing Authority, Central Valley
                Coalition Projects, RB, Series B,
                AMT, FNMA,
     97,000     5.15%, 8/1/07 ........................      97,924
              Fresno, California, Multi-Family
                Housing Authority, Woodlands
                Apartments Projects, RB,
                Series A, GNMA,
    375,000     6.65%, 5/20/08 .......................     398,329
              Los Angeles, California, Community
                Redevelopment Agency, Angelus
                Plaza Project, RB, Series A, FNMA,
  2,315,000     7.40%, 6/15/10 .......................   2,567,867
              Los Angeles, California, Community
                Redevelopment Authority,
                Monterey Hills Project, RB,
                Series B,
     75,000     8.65%, 12/1/22 .......................      78,817
              Los Angeles, California, Multi-Family
                Housing, Earthquake Rehabilitation,
                RB, Series A, AMT, FNMA,
    880,000     5.70%, 12/1/27 .......................     901,164
              Los Angeles, California, Multi-Family
                Housing, Earthquake Rehabilitation,
                RB, Series B, Mandatory Put @ 100,
                AMT, FNMA,2
  2,935,000     5.85%, 12/1/07 .......................   3,129,209
              Sacramento County, California,
                Multi-Family Housing Revenue,
                Fairways II Apartments, RB,
                Mandatory Put @ 100, FNMA,2
    230,000     5.35%, 8/1/05 ........................     233,634
              Sacramento, California, Municipal
                Utility District, RB, Series M, ETM,
     55,000     8.75%, 4/1/03 ........................      58,218
              Turlock, California, Public Financing
                Authority Revenue, RB,
     35,000     5.25%, 9/1/15 ........................      34,307
              Vista, California, Multi-Family Housing,
                Pepperwood Apartments Project,
                RB, Series A, Mandatory
                Put @ 100, FNMA,2
  2,290,000     5.70%, 6/1/05 ........................   2,339,395
                                                       -----------
                                                        19,874,997
                                                       -----------


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)



  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              COLORADO--2.27%
              Arvada, Colorado, Industrial
                Development Authority, Wanco
                Incorporated Project, RB, AMT, LOC:
  $ 245,000     5.60%, 12/1/12 ....................... $   247,653
    355,000     5.80%, 12/1/17 .......................     353,179
              Aurora, Colorado, Centretech
                Metropolitan District, GO, Series C,
                Mandatory Put @ 100, LOC,2
  1,280,000     4.875%, 12/1/08 ......................   1,318,886
              Aurora, Colorado, Single Family
                Mortgage Revenue, RB, Series A,
    130,000     7.30%, 5/1/10 ........................     131,405
              Boulder County, Colorado, Community
                Hospital Project, RB, ETM,
    155,000     7.00%, 7/1/09 ........................     173,594
              Colorado Health Facilities Revenue
                Authority, Weld County General
                Hospital Project, RB, ETM,
    180,000     9.375%, 7/1/09 .......................     217,692
              Colorado Housing Finance Authority,
                Multi-Family Insured Mortgage,
                RB, Series C-3, FHA,
  1,455,000     5.70%, 10/1/21 .......................   1,455,277
              Colorado Housing Finance Authority,
                Single Family Program, RB, AMT,
     35,000     5.75%, 11/1/04 .......................      35,032
              Colorado Housing Finance Authority,
                Single Family Program, RB,
                Series A,
    105,000     4.75%, 11/1/05 .......................     109,457
              Colorado Housing Finance Authority,
                Single Family Program, RB,
                Series A-3,
    630,000     6.50%, 5/1/16 ........................     669,035
              Colorado Housing Finance Authority,
                Single Family Program, RB,
                Series B-2, AMT,
    625,000     6.40%, 11/1/24 .......................     675,488
              Colorado Housing Finance Authority,
                Single Family Program, RB,
                Series B-3,
    855,000     6.55%, 5/1/25 ........................     910,977
              Colorado Housing Finance Authority,
                Single Family Program, RB,
                Series C,
     75,000     5.00%, 5/1/05 ........................      74,773
              Colorado Housing Finance Authority,
                Single Family Program, RB,
                Series D-1, AMT,
    725,000     5.20%, 12/1/05 .......................     753,572


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Colorado Housing Finance Authority,
                Single Family Program, RB,
                Series D-3,
  $ 195,000     5.15%, 4/1/11 ........................ $   202,796
              Denver City & County, Colorado,
                Single Family Mortgage Revenue
                Home, Metro Mayors Caucus, RB,
                GNMA / FNMA / FHLMC,
    100,000     5.00%, 11/1/15 .......................     100,787
              Denver, Colorado, Multi-Family
                Mortgage, Buerger Brothers Project,
                RB, Series A, AMT, FHA,
    185,000     5.10%, 11/1/07 .......................     192,278
              Denver, Colorado, Multi-Family
                Mortgage, Garden Court
                Community, RB, FHA,
    290,000     4.70%, 7/1/08 ........................     300,095
              Vail, Colorado, Single Family
                Mortgage, RB, Series A,
     75,000     8.125%, 6/1/10 .......................      77,659
              Westminster, Colorado, Multi-Family
                Housing, Semper Village
                Apartments, RB, Mandatory
                Put @ 100, AXA,2
  1,670,000     5.95%, 9/1/06 ........................   1,698,924
              Westminster, Colorado, Multi-Family
                Revenue Refunding, Housing,
                Oasis Wexford Apartments, RB,
                Mandatory Put @ 100, FNMA,2
    280,000     5.35%, 12/1/05 .......................     284,214
                                                       -----------
                                                         9,982,773
                                                       -----------
              CONNECTICUT--1.19%
              Stamford, Connecticut, Housing
                Authority Multi-Family Revenue
                Refunding, Fairfield Apartments,
                RB, Mandatory Put @ 100, AMT,2
  3,185,000     4.75%, 12/1/08 .......................   3,173,852
              Waterbury, Connecticut, Housing
                Mortgage Authority, RB, Series A,
                AMBAC / FHA,
    975,000     4.85%, 7/1/09 ........................     975,400
              Waterbury, Connecticut, Housing
                Mortgage Authority, RB, Series C,
                AMBAC / FHA,
  1,080,000     4.85%, 7/1/09 ........................   1,080,443
                                                       -----------
                                                         5,229,695
                                                       -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              DELAWARE--0.42%
              Delaware State Economic
                Development Authority,
                Wilmington Friends School Project:
  $  60,000     6.30%, 7/1/02 ........................ $    59,935
     60,000     6.30%, 7/1/03 ........................      59,619
     65,000     6.30%, 7/1/04 ........................      64,215
     70,000     6.30%, 7/1/05 ........................      68,614
     75,000     6.30%, 7/1/06 ........................      72,771
     80,000     6.30%, 7/1/07 ........................      76,950
     85,000     6.30%, 7/1/08 ........................      80,895
     90,000     6.30%, 7/1/09 ........................      84,685
     95,000     6.30%, 7/1/10 ........................      88,539
    100,000     6.30%, 7/1/11 ........................      91,865
    110,000     6.30%, 7/1/12 ........................      99,744
    115,000     6.30%, 7/1/13 ........................     102,885
              Delaware State Housing Authority,
                Residential Mortgage, RB,
                Series A,
    625,000     8.75%, 6/1/17 ........................     627,506
              Delaware,State Economic
                Development Authority RB,
                Peninsula United, Series A,
     35,000     6.00%, 5/1/09 ........................      36,480
              Wilmington, Delaware, Park Authority,
                RB, Series B, ETM,
    230,000     7.15%, 8/1/06 ........................     242,549
                                                       -----------
                                                         1,857,252
                                                       -----------
              DISTRICT OF COLUMBIA--0.13%
              District of Columbia Housing Finance
                Agency, Mayfair Mansions
                Apartments, RB, AMT, FHA,
    535,000     5.00%, 2/1/08 ........................     551,510
                                                       -----------
              FLORIDA--2.50%
              Brevard County, Florida, Health
                Facility Revenue Authority,
                Courtenay Springs Village,
                RB, ETM,
    525,000     7.375%, 11/15/04 .....................     562,012
              Broward County, Florida, Water &
                Sewer Utility Revenue, RB,
                Pre-Refunded @ 100,4
    240,000     6.875%, 9/1/06 .......................     265,481
              Dade County, Florida, Aviation
                Revenue, RB, Series E, AMBAC,
     50,000     5.40%, 10/1/07 .......................      53,780
              Dade County, Florida, Government
                Leasing Corp., COP, Series B,
     45,000     8.50%, 4/1/07 ........................      45,621
              Dade County, Florida, Government
                Leasing Corp., COP, Series C,
    250,000     9.00%, 4/1/20 ........................     257,502


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Dade County, Florida, Housing Finance
                Authority, Multi-Family Mortgage,
                Midway Point Phase I, RB, Series A,
                Mandatory Put @ 100, AMT, FNMA,2
  $ 790,000     5.90%, 6/1/06 ........................ $   807,570
              Dade County, Florida, Housing Finance
                Authority, Single Family Mortgage
                Revenue, RB, Series B-1, AMT,
                FNMA / GNMA,
  2,838,145     6.10%, 4/1/27 ........................   3,084,837
              Daytona Beach, Florida, Water &
                Sewer Revenue, RB, Series 1978,
                ETM,
    400,000     6.75%, 11/15/07 ......................     436,780
              Gainesville, Florida, Utility Systems
                Revenue, RB, ETM,
    165,000     6.30%, 10/1/06 .......................     177,636
              Hillsborough County, Florida, RB, MBIA,
  1,215,000     0.00%, 6/1/12 ........................     696,438
              Jacksonville, Florida, Health Facilities
                Authority, Saint Vincent Medical
                Center Incorporated, RB, ETM,
    160,000     9.125%, 1/1/03 .......................     167,774
              Jacksonville, Florida, Health Facility
                Authority, Saint Catherine Laboure
                Manor Incorporated, RB, ETM,
     50,000     9.125%, 1/1/03 .......................      52,429
              Miami Beach, Florida, Housing
                Authority, Section 8, RB, HUD,
    900,000     6.625%, 1/15/09 ......................     928,791
              Miami, Florida, Fernando Apartments,
    600,554     9.75%, 10/1/11 .......................     602,956
              Miami-Dade County, Florida, Housing
                Finance Authority, RB, Series A,
                AMT, FNMA / GNMA,
  1,440,000     5.90%, 6/1/25 ........................   1,521,043
              Orange County, Florida, Health
                Facilities Authority Revenue,
                Advanced Health Systems,
                RB, ETM,
    920,000     8.75%, 10/1/09 .......................   1,096,962
              Pinellas County, Florida, Housing
                Finance Authority, Single Family
                Mortgage Program, RB, Series A,
                AMT, GNMA,
     55,000     6.85%, 3/1/29 ........................      55,725
              St. John's County, Florida, Industrial
                Development Authority, RB,
                Series A, MBIA,
    185,000     5.50%, 3/1/17 ........................     197,784
                                                       -----------
                                                        11,011,121
                                                       -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              GEORGIA--3.13%
              Athens, Georgia, Water & Sewer
                Revenue, RB, ETM,
  $ 800,000     6.20%, 7/1/08 ........................ $   912,208
              Atlanta, Georgia, Urban Residential
                Financial Authority, Multi-Family
                Revenue, COP, Mandatory
                Put @ 100, LOC,
    610,000     4.00%, 10/1/06 .......................     611,738
              Augusta, Georgia, Housing
                Rehabilitation, Multi-Family Housing,
                Bon Air, RB, Series C, HUD,
    555,000     7.00%, 9/1/05 ........................     570,484
              Carrollton, Georgia, Housing Authority
                Mortgage Revenue, Carrollton
                Village Apts., RB, GNMA,
  1,940,000     6.40%, 3/20/43 .......................   2,106,336
              Clayton County, Georgia, Multi-Family
                Housing Authority, Pointe South
                Apartments Projects, RB,
                AMT, FNMA,
    100,000     5.75%, 1/1/13 ........................     103,068
              Fulton County, Georgia, Housing
                Authority, Single Family Mortgage,
                RB, Series A, AMT, GNMA,
    140,000     6.20%, 3/1/13 ........................     140,629
              Gwinnett County, Georgia, Multi-Family
                Housing Authority, Singleton-Oxford
                Association, Series A, RB,
                Mandatory Put @ 100, FNMA,2
    965,000     5.50%, 4/1/06 ........................   1,004,044
              Marietta, Georgia, Housing Authority
                Multi-Family Revenue, Wood Glen,
                Gables Realty LP, RB, Mandatory
                Put @ 100,
  4,000,000     4.75%, 7/1/04 ........................   4,004,640
              Marietta, Georgia, Housing Authority,
                Multi-Family Housing, Ridge Point
                Apartments Project, RB, Series A,
                Mandatory Put @ 100, FNMA,2
  1,985,000     5.70%, 6/1/05 ........................   2,030,675
              Savannah, Georgia, Economic
                Development Authority Revenue,
                College of Art & Design, RB:
  1,070,000     6.20%, 10/1/09 .......................   1,124,099
    800,000     6.50%, 10/1/13 .......................     844,912
              St. Marys, Georgia, Housing Authority,
                Multi-Family Mortgage,
                Cumberland Oaks Apartments, RB,
                Series A, FHA,
    225,000     7.25%, 9/1/05 ........................     225,241
              St. Marys, Georgia, Housing Authority,
                Multi-Family Mortgage, Pines
                Apartments, RB, Series C, FHA,
     95,000     7.25%, 10/1/05 .......................      95,102
                                                       -----------
                                                        13,773,176
                                                       -----------


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              HAWAII--1.29%
              Hawaii State Housing & Community
                Development, Multi-Family
                Revenue, Sunset Villas, RB, GNMA:
  $1,090,000    5.70%, 7/20/31 ....................... $ 1,111,037
  2,395,000     5.75%, 1/20/36 .......................   2,446,564
              Hawaii State Housing Finance &
                Development Corp., Single Family
                Mortgage, Series A, RB,
                AMT, FNMA,
  1,925,000     5.20%, 7/1/12 ........................   1,954,818
              Honolulu, Hawaii, Housing Authority,
                Multi-Family Mortgage, Waipahu
                Towers Project, RB, Series A,
                AMT, GNMA,
    135,000     6.90%, 6/20/05 .......................     142,539
                                                       -----------
                                                         5,654,958
                                                       -----------
              IDAHO--1.65%
              Bingham County, Idaho, Industrial
                Development Company, Supreme Potatoes
                Incorporated Project, RB, AMT, LOC:

     65,000     4.85%, 11/1/02 .......................      65,733
    240,000     4.95%, 11/1/03 .......................     246,336
    260,000     5.05%, 11/1/04 .......................     269,641
    265,000     5.15%, 11/1/05 .......................     272,508
    290,000     5.20%, 11/1/06 .......................     296,731
    305,000     5.30%, 11/1/07 .......................     310,932
    325,000     5.40%, 11/1/08 .......................     330,788
    355,000     5.50%, 11/1/09 .......................     360,545
     80,000     5.60%, 11/1/10 .......................      81,191
     85,000     5.70%, 11/1/11 .......................      86,244
     90,000     5.80%, 11/1/12 .......................      91,395
              Idaho Housing & Finance Association,
                Multi-Family Housing, Teton
                Apartments, RB, Mandatory
                Put @ 100, AMT, LOC,2
    155,000     5.15%, 8/1/04 ........................     155,002
              Idaho Housing & Finance Association,
                RB, Series A, Class III, AMT,
  2,560,000     5.55%, 7/1/20 ........................   2,605,235
              Idaho Housing & Finance Association,
                RB, Series E-2,
    725,000     5.90%, 1/1/15 ........................     759,546
              Idaho Housing & Finance Association,
                Single Family Mortgage, RB,
                Series B, AMT,
    230,000     5.65%, 7/1/09 ........................     230,232
              Idaho Housing & Finance Association,
                Single Family Mortgage, RB,
                Series C-2, AMT,
    195,000     5.25%, 7/1/11 ........................     198,793


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Idaho Housing & Finance Association,
                Single Family Mortgage, RB,
                Series F-2, AMT,
  $ 440,000     5.10%, 7/1/12 ........................ $   428,701
              Idaho Housing Agency, Single Family
                Mortgage, RB, Series C-1,
     90,000     7.65%, 7/1/10 ........................      90,095
              Idaho Housing Agency, Single Family
                Mortgage, RB, Series F, AMT,
    370,000     5.80%, 7/1/07 ........................     383,479
                                                       -----------
                                                         7,263,127
                                                       -----------
              ILLINOIS--7.08%
              Alton, Illinois, Hospital Facility,
                Alton Memorial Hospital Project,
                RB, ETM,
    285,000     7.00%, 7/1/05 ........................     304,973
              Bedford Park, Illinois, Water Revenue,
                RB, Series B, AMT, ACA,
  1,325,000     6.00%, 12/15/08 ......................   1,402,685
              Belleville, St. Clair County, Illinois,
                Single Family Mortgage Revenue,
                RB, MGIC, ETM,
     20,000     7.25%, 11/1/09 .......................      23,015
              Buffalo Grove, Illinois, Economic
                Development Authority, RB,
    115,000     5.45%, 8/15/02 .......................     115,766
              Chicago, Illinois, Multi-Family Mortgage,
                Bryne Mawr/ Belle Project, RB, AMT,
                GNMA:
    140,000     4.95%, 6/1/05 ........................     143,576
    135,000     5.25%, 6/1/08 ........................     138,741
    135,000     5.35%, 6/1/09 ........................     138,367
    145,000     5.45%, 6/1/10 ........................     148,206
    140,000     5.50%, 6/1/11 ........................     142,699
    145,000     5.55%, 6/1/12 ........................     147,956
              Davis Junction, Illinois, Solid Waste
                Improvements, GO, Series B, LOC:
    870,000     5.50%, 4/15/10 .......................     906,949
     60,000     5.875%, 4/15/16 ......................      61,463
              Des Plaines, Illinois, Hospital Facility,
                Holy Family Hospital, RB, ETM,
    145,000     7.00%, 1/1/07 ........................     158,497
              Des Plaines, Illinois, Hospital Facility,
                Holy Family Hospital, RB, ETM, FGIC,
    110,000     7.00%, 1/1/07 ........................     119,318
              Des Plaines, Illinois, Hospital Facility,
                Holy Family Hospital, RB, ETM, MBIA,
    115,000     7.00%, 1/1/07 ........................     124,742


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Fairfield, Illinois, Economic
                Development Authority, Wayne
                County Center Project, RB,
  $ 290,000     6.00%, 12/15/05 ...................... $   306,269
              Granite City, Illinois, Hospital
                Facilities Revenue, RB, ETM,
    160,000     7.00%, 1/1/08 ........................     177,106
              Grayslake, Illinois, Multi-Family
                Housing, Country Squire
                Apartments Project, RB,
                Series A, FHA,
    460,000     6.00%, 6/1/05 ........................     470,608
              Greater Peoria, Illinois, Airport
                Authority, GO, AMT,
     95,000     6.50%, 12/1/05 .......................     101,850
              Illinois Development Finance
                Authority, Catholic Health, RB,
                Series A, Connie Lee,
    765,000     5.15%, 2/15/06 .......................     812,070
              Illinois Development Finance
                Authority, Community Rehabilitation
                Providers, RB, Series A:
    640,000     5.375%, 7/1/09 .......................     633,766
  1,915,000     5.60%, 7/1/19 ........................   1,750,999
              Illinois Development Finance
                Authority, Debt Restructure East
                Saint Louis, GO,
    565,000     6.875%, 11/15/05 .....................     609,482
              Illinois Development Finance
                Authority, Fund For Child Project,
                RB, Series A,
    910,000     7.40%, 9/1/04 ........................     933,560
              Illinois Development Finance
                Authority, Section 8, RB, Series A,
                FHA / MBIA,
     75,000     5.20%, 7/1/08 ........................      78,913
              Illinois Educational Facilities,
                Authority Revenue Refunding,
                Augustana College, RB:
    135,000     4.60%, 10/1/08 .......................     135,532
    280,000     5.00%, 10/1/13 .......................     275,447
              Illinois Health Facilities Authority,
                Lutheran Social Services, RB,
    635,000     6.125%, 8/15/10 ......................     611,588
              Illinois Health Facilities Authority,
                Michael Reese Hospital & Medical
                Center, RB, ETM,
    260,000     6.75%, 12/1/08 .......................     290,779
              Illinois Health Facilities Authority,
                Midwest Group LTD, RB, ACA,
    510,000     5.375%, 11/15/08 .....................     537,132
              Illinois Health Facilities Authority,
                Northwestern Memorial Hospital
                Project, RB, ETM,
     70,000     6.375%, 5/1/03 .......................      71,569


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Illinois Health Facilities Authority,
                Sydney R. Forkosh Memorial
                Hospital, RB, Pre-Refunded @ 100,4
  $ 285,000     7.00%, 7/1/02 ........................ $   287,408
              Illinois Health Facilities Revenue
                Authority, Community Hospital of
                Ottawa Project, RB,
    420,000     6.75%, 8/15/14 .......................     434,435
              Illinois Housing Development Authority,
                Multi-Family Program, RB,
                Series 3, HUD,
    350,000     6.05%, 9/1/10 ........................     361,658
              Illinois Industrial Pollution Control,
                Finance Revenue Authority,
                Commonwealth Edison Company
                Project, RB,
    710,000     5.875%, 5/15/07 ......................     720,771
              Illinois Upper River Valley
                Development Authority, Waste
                Recovery Illinois Project, RB, AMT,
  2,010,000     5.90%, 2/1/14 ........................   1,884,094
              Oak Lawn, Illinois, GO, FGIC,
     95,000     5.25%, 12/1/04 .......................     101,287
              Palatine, Illinois, Tax Increment
                Revenue, Dundee Road
                Redevelopment Project, Tax
                Allocation, AMBAC,
  9,030,000     5.00%, 1/1/15 ........................   9,083,096
              Quincy, Illinois, Single Family
                Mortgage, RB,
    130,000     6.875%, 3/1/10 .......................     133,301
              Rockford, Illinois, Faust Landmark
                Apartments, RB, Series A,
                AMT, MBIA,
    245,000     5.625%, 1/1/07 .......................     254,771
              Rockford-Concord Commons, Illinois,
                Housing Facility, Concord Commons
                Project, RB, Series A, FHA:
    270,000     5.55%, 11/1/06 .......................     282,142
  1,385,000     6.15%, 11/1/22 .......................   1,417,714
              Silvas, Illinois, Mortgage Revenue,
                RB, FHA:
  1,390,000     4.90%, 8/1/11 ........................   1,439,053
  1,285,000     5.20%, 8/1/17 ........................   1,292,967
              Southwestern, Illinois, Development
                Authority, Wood River Township
                Hospital Project, RB, ETM,
     65,000     6.875%, 8/1/03 .......................      67,255
              Woodridge, Illinois, Multi-Family
                Revenue, Hawthorn Ridge Housing,
                Series A, RB, GNMA,
  1,510,000     5.65%, 12/20/32 ......................   1,512,944
                                                       -----------
                                                        31,146,519
                                                       -----------




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              INDIANA--1.93%
              Fort Wayne, Indiana, Hospital
                Revenue Authority, Parkview
                Memorial Hospital, RB, ETM,
  $ 380,000     6.50%, 1/1/05 ........................ $   401,660
              Gary, Indiana, Mortgage Redevelopment,
                Willow on Clark Apartments,
                RB, Series A, AMT, GNMA:
    220,000     4.75%, 8/20/08 .......................     225,645
    280,000     5.15%, 8/20/13 .......................     278,320
              Indiana Health Facilities Finance
                Authority, Kings Daughters
                Hospital, RB, Asset Guaranty:
    290,000     5.10%, 2/15/06 .......................     305,115
    300,000     5.10%, 8/15/06 .......................     317,034
    305,000     5.25%, 2/15/08 .......................     322,242
    330,000     5.35%, 8/15/09 .......................     350,833
  1,345,000     5.50%, 4/1/18 ........................   1,361,288
              Indiana Health Facility Authority,
                Floyd Memorial Hospital, RB,
    505,000     4.85%, 2/15/06 .......................     518,322
              Indiana Health Facility Finance
                Authority Revenue, Memorial
                Hospital, RB, Asset Guaranty,
  1,250,000     5.125%, 2/15/17 ......................   1,237,762
              Indiana State Health Facility, Floyd
                Memorial Hospital, RB:
    265,000     4.80%, 2/15/07 .......................     270,896
    255,000     4.85%, 2/15/08 .......................     259,957
    245,000     4.95%, 2/15/09 .......................     248,937
              Indiana State Toll Finance Authority,
                Toll Road Revenue, RB,
  2,000,000     5.00%, 7/1/14 ........................   2,000,260
              Indianapolis, Indiana, Economic
                Development Authority, RB,
                AMT, GNMA,
     50,000     5.35%, 4/20/17 .......................      50,128
              Lawrence, Indiana, Multi-Family
                Housing, Revenue Refunding,
                Pinnacle Apartments, RB,
                AMT, FNMA,
    275,000     5.05%, 1/1/08 ........................     282,931
              Vigo County, Indiana, Hospital
                Authority, RB, ETM,
     40,000     6.875%, 4/1/04 .......................      42,302
                                                       -----------
                                                         8,473,632
                                                       -----------


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              IOWA--0.27%
              Iowa Financial Authority, Small
                Business, Terrace Center
                Association LP Project, RB,
  $1,170,000    7.50%, 3/1/22 ........................ $ 1,197,191
                                                       -----------
              KANSAS--0.69%
              Kansas State Development Finance
                Authority, Multi-Family Housing,
                Four Seasons Apartment Project,
                RB, AMT, LOC,
    185,000     5.30%, 10/1/07 .......................     185,135
              Kansas State Development Finance
                Authority, Multi-Family Housing,
                Four Seasons Apartment Project,
                RB, Mandatory Put @ 100,
                AMT, LOC,2
    780,000     5.60%, 10/1/07 .......................     779,602
              Labette & Cowley County, Kansas,
                Single Family Mortgage, RB,
                Series A-2, GNMA,
     55,000     7.65%, 12/1/11 .......................      55,846
              McPherson, Kansas, Electric Utility
                Revenue, RB, Pre-Refunded @ 100,
                ETM,4
  1,620,000     5.90%, 3/1/07 ........................   1,768,392
              Merriam, Kansas, Hospital Revenue,
                Shawnee Mission Medical Center,
                RB, ETM,
    125,000     6.90%, 6/1/05 ........................     132,840
              Reno County, Kansas, Single Family
                Mortgage, RB, Series B,
     65,000     8.70%, 9/1/11 ........................      67,198
              Saline County, Kansas, Residential
                Housing Facilities, RB, Series A,
     10,000     9.50%, 10/1/11 .......................      10,002
              Wichita, Kansas, Single Family
                Mortgage, RB, Series A,
     50,000     7.10%, 9/1/09 ........................      51,185
                                                       -----------
                                                         3,050,200
                                                       -----------
              KENTUCKY--1.49%
              Ashland, Kentucky, Environmental
                Import, Allied Chemical Corp.
                Project, RB, ETM,
    190,000     5.80%, 3/1/03 ........................     195,468
              Greater Kentucky, Kentucky, Housing
                Assistance Corp., Section 8, RB,
                Series C, FHA / MBIA,
    200,000     5.35%, 7/1/07 ........................     200,186


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Kentucky State Turnpike Authority,
                RB, ETM:
  $ 367,000     6.125%, 7/1/07 ....................... $   394,191
    220,000     6.625%, 7/1/08 .......................     242,152
              Lakeland, Kentucky, Wesley Village
                Housing Incorporated, Section 8
                Assisted Project, RB, FHA,
     50,000     7.125%, 11/1/02 ......................      50,270
              Louisville, Kentucky, Healthcare
                Facilities Revenue, RB, GNMA,
  5,125,000     6.65%, 12/20/30 ......................   5,423,941
              Owensboro, Kentucky, Electric Light &
                Power, RB, ETM,
     35,000     10.50%, 1/1/04 .......................      38,113
                                                       -----------
                                                         6,544,321
                                                       -----------
              LOUISIANA--2.52%
              Iberia, Louisiana, Single Family
                Mortgage, RB,
    210,000     7.375%, 1/1/11 .......................     218,448
              Lafourche Parish, Louisiana, Housing
                Authority, Multi-Family Mortgage
                Revenue, City Place II Project, RB,
                GNMA,
  2,680,000     6.70%, 1/20/40 .......................   2,940,496
              Louisiana Housing Finance Agency,
                Malta Square Project, RB, AMT, GNMA:
    470,000     6.45%, 9/1/27 ........................     490,868
  1,220,000     6.50%, 9/1/38 ........................   1,277,096
              Louisiana Housing Finance Agency,
                Single Family Mortgage Revenue,
                RB, GNMA / FNMA,
     85,000     4.625%, 6/1/09 .......................      85,139
              Louisiana Public Facilities Authority,
                Multi Family Housing, Edgewood
                Apartments, RB, Mandatory
                Put @ 100, FNMA,2
  3,950,000     5.80%, 6/1/05 ........................   4,021,061
              Louisiana Public Facilities Authority,
                Multi-Family Housing, Oakleigh
                Apartments Project, RB, AXA:
    225,000     5.75%, 3/15/03 .......................     227,833
    235,000     5.85%, 3/15/04 .......................     237,836
    250,000     5.95%, 3/15/05 .......................     252,930
              Louisiana Public Facility Authority,
                Multi-Family Housing, Beau Terre
                Project, RB, Mandatory
                Put @ 100, FNMA,2
    560,000     5.80%, 6/1/05 ........................     570,007


See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Louisiana Public Facility Authority,
                Single Family Mortgage, RB,
                Series A,
  $ 130,000     7.375%, 10/1/12 ...................... $   134,133
              Louisiana Public Facility Authority,
                Single Family Mortgage, RB,
                Series C,
    119,293     8.45%, 12/1/12 .......................     123,207
              Louisiana State Health Education
                Authority, Lease Rent Revenue,
                Tulane University Medical Center,
                RB, ETM,
    420,000     7.875%, 7/1/09 .......................     480,211
                                                       -----------
                                                        11,059,265
                                                       -----------
              MAINE--0.05%
              Bucksport, Maine, Solid Waste
                Disposal Revenue, Champ
                International Corp. Project, RB,
    100,000     6.25%, 5/1/10 ........................     102,109
              Maine Finance Revenue Authority,
                Electronic Rate Stabilization, RB,
                AMT, FSA,
    115,000     5.20%, 7/1/18 ........................     120,134
                                                       -----------
                                                           222,243
                                                       -----------
              MARYLAND--1.05%
              Baltimore County, Maryland,
                Mortgage Revenue, Three Garden
                Village Project, RB,
                Series A, FHLMC,
    450,000     4.80%, 1/1/13 ........................     448,186
              Baltimore, Maryland, City Housing
                Corporate Revenue, RB, HUD,
    315,000     7.75%, 10/1/09 .......................     315,835
              Cecil County, Maryland, Economic
                Development Authority, Northeast
                Plaza Association, Series A,
  1,230,000     6.875%, 1/15/08 ......................   1,235,436
              Cecil County, Maryland, Economic
                Development Authority, Northeast
                Plaza Association, Series B,
    370,000     6.875%, 1/15/10 ......................     369,708
              Frederick County, Maryland, Economic
                Redevelopment Authority,
                Northhampton, RB, Series A, FHA,
     90,000     5.90%, 2/1/05 ........................      93,395
              Prince Georges County, Maryland,
                Housing Authority, Single Family
                Mortgage Revenue, RB,
                FNMA/GNMA/FHLMC,
  2,000,000     3.50%, 8/1/33 ........................   2,175,660
                                                       -----------
                                                         4,638,220
                                                       -----------
              MASSACHUSETTS--4.10%
              Boston, Massachusetts, Deutsches
                Altenheim, RB, Series A, FHA,
  $ 545,000     5.95%, 10/1/18 ....................... $   580,616
              Boston, Massachusetts, Industrial
                Development Finance Authority,
                North End Community, RB,
                Series A, FHA,
  1,420,000     6.45%, 8/1/37 ........................   1,651,858
              Dartmouth, Massachusetts, Housing
                Development Corp., CrossRoads
                Apartments, RB, Series A,
                MBIA / FHA,
    465,000     4.85%, 7/1/09 ........................     480,526
              Massachusetts Educational Loan
                Authority, RB, Series A,
                AMT, MBIA,
    285,000     7.25%, 1/1/09 ........................     289,161
              Massachusetts State Development
                Finance Agency, Human Services
                Provider, Seven Hills Foundation &
                Affiliate, RB, Asset Guaranty,
    310,000     4.85%, 9/1/13 ........................     312,096
              Massachusetts State Development
                Finance Agency, Worchester
                Redevelopment Authority, RB,
                Asset Guaranty,
  1,050,000     6.00%, 6/1/24 ........................   1,087,968
              Massachusetts State Health &
                Education Authority, Beth Israel
                Hospital, RB, ETM,
     55,000     5.75%, 7/1/06 ........................      58,354
              Massachusetts State Housing
                Finance Agency, Housing Revenue,
                RB, Series D, AMT, AMBAC,
  1,340,000     5.50%, 7/1/13 ........................   1,383,094
              Massachusetts State Housing Finance
                Agency, RB, Series A, AMT, MBIA,
    175,000     6.125%, 12/1/11 ......................     182,436
              Massachusetts State Industrial Finance
                Agency Revenue, Assisted Living
                Facilities, Arbors at Taunton, RB,
                AMT, FHA,
  2,200,000     7.125%, 2/1/36 .......................   2,401,520
              Massachusetts State Industrial Finance
                Agency, Assisted Living Facilities,
                Arbors at Taunton, RB,
                AMT, GNMA,
    390,000     5.30%, 6/20/19 .......................     388,233


See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Massachusetts State Industrial Finance
                Agency, Draper Place Project,
                RB, AMT, GNMA:
  $ 280,000     5.40%, 8/20/12 ....................... $   294,490
  4,490,000     6.45%, 8/20/39 .......................   4,805,647
              Massachusetts State Industrial Finance
                Agency, Higher Education,
                Hampshire College Project, RB,
  1,655,000     5.80%, 10/1/17 .......................   1,641,611
              Massachusetts State Industrial Finance
                Agency, Museum Revenue, Norman
                Rockwell Stockbridge, RB, GNMA,
  2,400,000     8.125%, 7/1/11 .......................   2,451,312
                                                       -----------
                                                        18,008,922
                                                       -----------
              MICHIGAN--1.86%
              Avondale, Michigan, School
                District, GO,
    135,000     5.80%, 5/1/07 ........................     137,716
              Battle Creek, Michigan, Economic
                Development Authority, Kellogg
                Company Project, RB,
    265,000     5.125%, 2/1/09 .......................     273,398
              Detroit, Michigan, Water Supply,
                RB, ETM,
    335,000     8.875%, 1/1/05 .......................     367,163
              Dickinson County, Michigan,
                Economic Development Authority,
                Champion International Corp., RB,
    560,000     6.55%, 3/1/07 ........................     578,200
              Grand Rapids Charter Township,
                Michigan, Porter Hills Obligated
                Group, RB,
    890,000     5.20%, 7/1/14 ........................     890,516
              Kalamazoo, Michigan, Economic
                Development Corp., Revenue
                Refunding, RB,
    100,000     5.75%, 5/15/05 .......................     101,714
              Michigan Higher Education Facility
                Authority Revenue, Thomas M.
                Cooley Law School, RB, LOC,
  1,200,000     5.35%, 5/1/15 ........................   1,219,860
              Michigan State Hospital Finance
                Authority, Saint Joseph Mercy
                Hospital Project, RB, ETM,
    270,000     7.00%, 7/1/05 ........................     287,464
              Michigan State Hospital Finance
                Revenue Authority, Ascension
                Health Credit, RB, Series B,
                Mandatory Put @ 100,2
    500,000     5.05%, 11/15/04 ......................     523,435


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Michigan State Housing Development
                Authority, RB, Series B,
  $ 200,000     6.30%, 12/1/03 ....................... $   203,616
              Michigan State Housing Development
                Authority, RB, Series D, AMT,
                AMBAC:
     95,000     5.05%, 12/1/07 .......................      98,712
     95,000     5.15%, 12/1/08 .......................      98,801
     95,000     5.25%, 12/1/09 .......................      98,604
     95,000     5.35%, 12/1/10 .......................      98,127
              Michigan State Strategic Fund
                Obligation, The Oxford Institute,
                RB, Series A, ETM,
    215,000     7.875%, 8/15/05 ......................     234,060
              Minnesota White Earth Band of
                Chippewa Indians Revenue, RB,
                Series A, ACA,
  2,000,000     7.00%, 12/1/11 .......................   2,203,120
              Petoskey, Michigan, Hospital Finance
                Authority, RB, ETM,
    460,000     6.70%, 3/1/07 ........................     499,578
              Saginaw, Michigan, Hospital Finance
                Authority, Saint Luke Hospital,
                RB, ETM,
    235,000     7.50%, 11/1/10 .......................     271,554
                                                       -----------
                                                         8,185,638
                                                       -----------
              MINNESOTA--1.54%
              Cambridge, Minnesota, Mortgage
                Revenue, Health Care Center, RB,
                Series A, GNMA,
    245,000     5.40%, 11/20/05 ......................     254,949
              Dakota County, Minnesota, Housing &
                Redevelopment Authority, RB,
                AMT, FNMA / GNMA:
     25,000     5.55%, 10/1/02 .......................      25,331
     85,000     5.75%, 10/1/04 .......................      89,538
              Eden Prairie, Minnesota, Multi-Family
                Housing Revenue, Rolling Hills
                Project, RB, GNMA,
  2,430,000     6.20%, 2/20/43 .......................   2,661,555
              Monticello, Minnesota, Pollution
                Control Authority, Northern States
                Power Company, RB,
    275,000     5.375%, 2/1/03 .......................     277,288
              Rochester, Minnesota, Saint Mary's
                Hospital, RB, ETM,
    355,000     5.75%, 10/1/07 .......................     378,803
              Sartell, Minnesota, Pollution Control
                Revenue, RB,
  3,000,000     6.95%, 10/1/12 .......................   3,065,520
                                                       -----------
                                                         6,752,984
                                                       -----------


See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              MISSISSIPPI--1.92%
              Corinth & Alcorn County, Mississippi,
                Magnolia Regional Health Center,
                RB, Series A,
  $1,725,000    5.00%, 10/1/08 ....................... $ 1,723,517
              Corinth & Alcorn County, Mississippi,
                Magnolia Regional Health Center,
                RB, Series B,
    720,000     5.125%, 10/1/10 ......................     709,387
              Jackson, Mississippi, Housing
                Authority, Multi-Family Revenue,
                The Woodlands, RB, Series A,
                AMT, FSA,
    490,000     5.30%, 4/1/19 ........................     477,172
              Lee County, Mississippi, Hospital
                Systems Revenue, North
                Mississippi Medical Center
                Project, RB, ETM,
    250,000     6.80%, 10/1/07 .......................     273,820
              Mississippi Business Financial Corp.,
                Mississippi Retirement Facilities
                Revenue Refunding, Wesley Manor,
                RB, Series A, GNMA,
  2,695,000     5.45%, 5/20/34 .......................   2,637,354
              Mississippi Home Corp., Single Family
                Mortgage, Access Program, RB,
                Series A, AMT, GNMA,
     65,000     5.00%, 6/1/04 ........................      67,049
              Mississippi Home Corp., Single Family
                Mortgage, RB, Series I,
                AMT, GNMA,
  2,255,000     7.375%, 6/1/28 .......................   2,539,716
                                                       -----------
                                                         8,428,015
                                                       -----------
              MISSOURI--1.48%
              Boone County, Missouri, Industrial
                Development Authority, Otscon
                Incorporated Project, RB,
                Mandatory Put @100, AMT, LOC,2
  1,670,000     5.125%, 5/1/05 .......................   1,683,160
              Bridgeton, Missouri, Industrial
                Development Authority, Mizpah
                Assisted Living, RB, GNMA,
    170,000     5.25%, 12/20/19 ......................     170,401
              Missouri State Development Financial
                Board, Recreation Facilities Revenue,
                YMCA, Greater St. Louis, RB,
                Series A, LOC,
    170,000     4.75%, 9/1/07 ........................     178,228


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Missouri State Development Finance
                Board, Greater St. Louis Project,
                RB, LOC,
  $ 685,000     4.90%, 9/1/10 ........................ $   708,701
              Missouri State Housing Development
                Community, Single Family
                Mortgage, RB, AMT, GNMA,
    190,000     6.625%, 12/1/17 ......................     193,027
              Missouri State Rehabilitation Center
                Project, COP, Series A,
    100,000     6.00%, 11/1/15 .......................     106,712
              Pacific & Franklin Counties, Missouri,
                Industrial Development Authority,
                Clayton Corp. Project, RB, AMT, LOC:
     90,000     5.45%, 5/1/02 ........................      90,007
    720,000     6.20%, 5/1/12 ........................     751,039
    720,000     6.45%, 5/1/17 ........................     745,747
              St. Charles County, Missouri, Industrial
                Development Authority, Health Care
                Facilities Revenue, Garden View
                Care Center Project, RB, AMT, LOC,
  1,480,000     5.40%, 11/15/16 ......................   1,403,262
              St. Louis, Missouri, Land Clearance
                Redevelopment Authority,
                Westminsters Place Apartments,
                RB, Series A, Mandatory
                Put @ 100, FNMA,2
    450,000     5.95%, 4/1/07 ........................     477,774
                                                       -----------
                                                         6,508,058
                                                       -----------
              MONTANA--0.08%
              Missoula County, Montana,
                Community Hospital, ETM,
    333,000     7.125%, 6/1/07 .......................     364,895
                                                       -----------
              NEBRASKA--0.84%
              Clay County, Nebraska, Industrial
                Development Revenue, Hybrids
                Cooperative Project, RB, AMT LOC,
  1,610,000     5.25%, 3/15/14 .......................   1,575,127
              Fillmore County, Nebraska, Industrial
                Development Revenue, O'Malley Grain
                Incorporated Project, RB, AMT, LOC:
     45,000     5.00%, 12/1/10 .......................      44,658
    180,000     5.00%, 12/1/11 .......................     177,169
    135,000     5.10%, 12/1/12 .......................     132,806
    195,000     5.20%, 12/1/13 .......................     191,597

See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Nebhelp Incorporated, Nebraska,
                Student Loan Revenue Program-B,
                RB, AMT, MBIA,
  $  80,000     5.25%, 6/1/02 ........................ $    80,226
              Nebraska Investment Finance
                Authority, Multi-Family Housing,
                Tara Hills Villa, RB, FNMA,
    505,000     4.875%, 1/1/08 .......................     502,621
              Nebraska Public Power District
                Revenue, Power Supply Systems,
                RB, Pre-Refunded @ 102,4
    300,000     5.70%, 1/1/03 ........................     313,815
              Woolworth, Nebraska, Housing
                Mortgage Development Corp.,
                Section 8 Assisted Project,
                RB, MBIA,
    690,000     5.35%, 7/1/21 ........................     675,379
                                                       -----------
                                                         3,693,398
                                                       -----------
              NEVADA--0.80%
              Humboldt County, Nevada,
                Pollution Control Revenue,
                Idaho Power Company Project, RB,
    810,000     8.30%, 12/1/14 .......................     898,995
              Nevada Housing Division, Single
                Family Mortgage, RB, Series B-1,
    400,000     4.95%, 4/1/12 ........................     402,824
              Nevada Housing Division, Single
                Family Program, RB, Series A, AMT,
    350,000     6.35%, 10/1/07 .......................     354,743
              Nevada Housing Division, Single
                Family Program, RB, Series B-1,
    410,000     6.20%, 10/1/15 .......................     425,756
              Nevada Multi Unit Housing,
                Saratoga Palms, RB, AMT, FNMA,
    305,000     5.90%, 4/1/06 ........................     325,249
              Nevada State Housing Division,
                Austin Crest Project, RB, AMT, FNMA,
    325,000     5.50%, 10/1/09 .......................     329,527
              Nevada State Housing Division,
                Single Family Mortgage, RB,
                Series B, AMT,
    275,000     6.45%, 10/1/07 .......................     288,043
              Nevada State Housing Division,
                Single Family Mortgage, RB,
                Series C-1, AMT,
    250,000     5.45%, 4/1/10 ........................     253,365
              Nevada State Housing Division,
                Single Family Mortgage, RB,
                Series E, AMT,
    235,000     6.00%, 10/1/09 .......................     246,496
                                                       -----------
                                                         3,524,998
                                                       -----------


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              NEW HAMPSHIRE--1.37%
              Manchester, New Hampshire,
                Housing & Redevelopment
                Revenue Authority, RB, ACA,
  $3,580,000    6.05%, 1/1/12 ........................ $ 3,836,328
              New Hampshire Higher Education &
                Health Authority, River College:
    125,000     4.65%, 1/1/04 ........................     127,530
    130,000     4.75%, 1/1/05 ........................     133,068
    130,000     4.85%, 1/1/07 ........................     132,054
    145,000     4.90%, 1/1/08 ........................     146,779
              New Hampshire Higher Education &
                Health Facility, Kendal at Hanover
                Issue, RB, LOC:
    625,000     5.20%, 10/1/06 .......................     625,669
    475,000     5.30%, 10/1/07 .......................     475,442
              New Hampshire Higher Educational
                & Health Authority, Franklin Pierce
                College, RB, ACA,
    375,000     5.00%, 10/1/09 .......................     386,227
              New Hampshire Higher Educational
                & Health Facilities Authority
                Revenue, Rivier College, RB,
    185,000     5.55%, 1/1/18 ........................     179,339
                                                       -----------
                                                         6,042,436
                                                       -----------
              NEW JERSEY--0.85%
              Carlstadt, New Jersey, Sewer
                Authority, Sewer Revenue, RB,
     92,000     5.25%, 1/1/07 ........................      96,193
              Gloucester County, New Jersey,
                Import Authority, Electric Mobility
                Project, RB, AMT,
                County Guaranteed:
    155,000     4.50%, 11/1/03 .......................     159,675
    105,000     4.60%, 11/1/04 .......................     109,383
    105,000     4.70%, 11/1/05 .......................     109,825
    110,000     4.75%, 11/1/06 .......................     115,621
    115,000     4.80%, 11/1/07 .......................     120,761
    125,000     5.00%, 11/1/08 .......................     132,184
    215,000     5.00%, 11/1/10 .......................     223,336
              New Jersey Economic Development
                Authority Revenue Adjusted,
                Reformed Church, RB, Series B,
    125,000     4.95%, 12/1/28 .......................     124,997
              New Jersey Economic Development
                Authority Revenue, RB, Series B,
                AMT, LOC,
    140,000     5.30%, 12/1/07 .......................     145,803


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              New Jersey Economic Development
                Authority, Cadbury Corp. Project,
                RB, Series A, ACA:
  $ 230,000     4.75%, 7/1/03 ........................ $   235,490
    265,000     4.85%, 7/1/04 ........................     274,590
              New Jersey State Building Authority,
                RB, ETM,
    115,000     9.625%, 2/1/03 .......................     121,223
              New Jersey State Education Facility
                Authority, Caldwell College, RB,
                Series A,
    860,000     7.25%, 7/1/25 ........................     888,019
              New Jersey State Turnpike Authority,
                RB, Series C, ETM,
    795,000     5.20%, 1/1/08 ........................     835,831
              Secaucus, New Jersey, Municipal
                Utilities Authority, Sewer Revenue,
                RB, ETM,
     50,000     6.875%, 12/1/08 ......................      55,310
                                                       -----------
                                                         3,748,241
                                                       -----------
              NEW MEXICO--1.28%
              Albuquerque, New Mexico,
                Class B-2, CMO, FGIC,1
  2,355,000     0.00%, 5/15/11 .......................   1,216,758
              Bernalillo County, New Mexico,
                Multi-Family Housing Revenue,
                Mountain View Cabins, RB, AMT,
                Series A, GNMA,
  2,500,000     7.50%, 9/20/33 .......................   2,724,300
              Bernalillo County, New Mexico,
                Multi-Family Housing, Sunchase
                Apartments, Series A, Mandatory
                Put @ 100, AXA,2
  1,130,000     5.80%, 11/1/06 .......................   1,146,780
              New Mexico Mortgage Finance Authority,
                Single Family Mortgage
                Program, RB, FHLMC / FNMA / GNMA:
    170,000     5.50%, 7/1/17 ........................     173,618
    365,000     5.60%, 7/1/28 ........................     368,398
                                                       -----------
                                                         5,629,854
                                                       -----------



  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              NEW YORK--3.01%
              Albany, New York, Housing Authority,
                Lark Drive Associates, RB, AMT, LOC:
  $  40,000     5.20%, 12/1/13 ....................... $    40,453
     40,000     5.40%, 12/1/18 .......................      39,989
    265,000     5.50%, 12/1/28 .......................     263,156
              Cattaraugus County, New York,
                Industrial Development Agency,
                Jamestown Community College,
                RB, Series A,
    350,000     5.75%, 7/1/08 ........................     368,693
              New York Capital District Youth
                Center Lease, RB, LOC,
    375,000     6.00%, 2/1/17 ........................     398,392
              New York City, New York, Housing
                Development Corp., Multi-Family
                Housing, RB, Series B, FHA,
  1,675,000     5.70%, 11/1/13 .......................   1,730,024
              New York City, New York, Industrial
                Development Agency,
                College of Aeronautics Project:
    345,000     5.00%, 5/1/06 ........................     349,616
    205,000     5.20%, 5/1/09 ........................     204,477
              New York State Dormitory Authority,
                Capital Appreciation, Prerefunded
                City, RB, Series C, ETM, FSA,1
    105,000     0.00%, 7/1/04 ........................      96,499
              New York State Dormitory Authority,
                Hunts Point Multi Service
                Center, RB,
  2,255,000     5.625%, 7/1/22 .......................   2,323,417
              New York State Dormitory Authority,
                Lutheran Nursing Home, RB,
                AMBAC / FHA,
    975,000     5.125%, 2/1/18 .......................     991,946
              New York State Dormitory Authority,
                Saint Mary's Hospital Amsterdam,
                RB, MBIA,
  1,010,000     5.25%, 5/1/05 ........................   1,076,791
              New York State Dormitory Revenue
                Authority, State University
                Education Facilities, RB,
    300,000     5.00%, 5/15/10 .......................     316,365
              New York State, G.O., Series C,
                AMBAC,
  1,000,000     5.375%, 10/1/11 ......................   1,066,780

See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              New York Triborough Bridge & Tunnel
                Authority, Convention Center Project,
                RB, Series E,
  $ 355,000     7.25%, 1/1/10 ........................ $   413,809
              Oneida County, New York, Industrial
                Development Agency, RB, LOC,
    600,000     5.00%, 3/1/14 ........................     610,464
              Onondaga County, New York, Industrial
                Development Agency, Civic Facility
                Revenue, Lemoyne College Project, RB,
                Series A:
    180,000     5.00%, 3/1/07 ........................     184,648
    410,000     5.50%, 3/1/14 ........................     413,965
              Syracuse, New York, Housing
                Authority, Loretto Rest Homes, RB,
                Series A, FHA,
  1,425,000     5.00%, 8/1/07 ........................   1,525,833
              Ulster County, New York, Industrial
                Development Agency, Kingston
                Hospital Project, RB, LOC,
    245,000     4.50%, 11/15/02 ......................     247,810
              Yates County, New York, Industrial
                Development Agency, Soldiers &
                Sailors Memorial Hospital, RB, FHA,
    560,000     5.50%, 2/1/19 ........................     582,809
                                                       -----------
                                                        13,245,936
                                                       -----------
              NORTH CAROLINA--0.18%
              North Carolina Medical Care
                Community Revenue, North
                Carolina Housing Foundation Inc.,
                RB, ACA,
    320,000     6.00%, 8/15/10 .......................     349,187
              North Wilkesboro, North Carolina,
                Housing Development Corp.,
                Multi-Family Revenue, Wilkes
                Tower, RB, Series A, FNMA/FHA,
    200,000     6.35%, 10/1/22 .......................     204,210
              Wake County, North Carolina, Hospital
                Revenue, RB, ETM,
    205,000     6.25%, 1/1/08 ........................     222,353
                                                       -----------
                                                           775,750
                                                       -----------


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              NORTH DAKOTA--0.11%
              North Dakota State Housing Financial
                Agency Revenue, Housing
                Finance Program, RB, Series D, AMT:
  $ 100,000     4.55%, 7/1/08 ........................ $   100,507
    125,000     4.85%, 7/1/11 ........................     124,389
    125,000     4.95%, 1/1/12 ........................     124,460
    125,000     5.00%, 1/1/13 ........................     123,770
                                                       -----------
                                                           473,126
                                                       -----------
              OHIO--2.92%
              Cuyahoga County, Ohio, Mortgage
                Revenue, RB, AMT, GNMA,
    205,000     5.20%, 9/20/09 .......................     212,023
              Cuyahoga County, Ohio, Multi-Family
                Housing, Water Street Association,
                RB, AMT, GNMA,
    975,000     6.25%, 12/20/36 ......................   1,012,245
              Hancock County, Ohio, Multi-Family
                Housing, Crystal Glen Apartments,
                RB, Series C, AMT, LOC,
    915,000     5.05%, 1/1/10 ........................     886,114
              Jefferson County, Ohio, GO, Asset
                Guaranty,
    165,000     6.625%, 12/1/05 ......................     177,850
              Lorain County, Ohio, Hospital Finance
                Authority, Humility Of Mary Health
                Care, RB, Series A, Pre-Refunded
                @ 100,4
  4,520,000     5.90%, 6/15/05 .......................   4,806,026
              Lucas-Palmer Housing Development
                Corp., Ohio, Palmer Gardens, RB,
                Series A, MBIA / FHA,
    225,000     5.90%, 7/1/07 ........................     235,775
              Ohio Capital Corp. for Housing
                Mortgage Revenue, Section 8
                Assisted Project, RB, Series C,
                FHA / MBIA,
  1,175,000     5.10%, 7/1/09 ........................   1,175,541
              Ohio Capital Corp. for Housing
                Mortgage Revenue, Section 8
                Assisted Project, RB, Series E,
                FHA / MBIA,
    150,000     5.70%, 1/1/05 ........................     152,394
              Ohio Capital Housing Corp. Mortgage,
                Georgetown Section 8, RB,
                Series A, FHA,
    825,000     6.625%, 7/1/22 .......................     841,442

See Notes to Financial Statements.
--------------------------------------------------------------------------------

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SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Ohio State Pollution Control RB,
                General Motors Corp. Project,
  $ 185,000     6.50%, 3/1/06 ........................ $   185,024
              Ohio State Water Development
                Authority, Pollution Control Facilities
                Revenue, Republic Steel Project,
                RB, ETM,
    100,000     6.375%, 6/1/07 .......................     108,395
              Sandusky County, Ohio, Ohio, Health
                Care Facilities Revenue, Bethany
                Place Retirement Center Project,
                RB, FNMA,
     80,000     5.15%, 7/1/09 ........................      84,810
              Stark County, Ohio, Health Care Facility,
                Rose Land Incorporated Project,
                RB, GNMA / FHA:
    850,000     5.30%, 7/20/18 .......................     860,064
    940,000     5.35%, 7/20/23 .......................     939,445
              Stark County, Ohio, Hospital Revenue
                Authority, RB, ETM,
  1,055,000     6.875%, 12/1/06 ......................   1,145,224
                                                       -----------
                                                        12,822,372
                                                       -----------
              OKLAHOMA--0.81%
              Grand River, Oklahoma, Dam
                Authority, RB, ETM,
  1,195,000     6.25%, 11/1/08 .......................   1,285,664
              McAlester, Oklahoma, Public Works
                Authority, RB, ETM, FSA:
    115,000     8.25%, 12/1/04 .......................     131,435
     60,000     8.25%, 12/1/05 .......................      70,818
              Oklahoma Housing Finance Agency,
                Multi-Family Housing, Northpark &
                Meadowlane Project, RB, FNMA,
    255,000     5.10%, 12/1/07 .......................     255,112
              Oklahoma Ordnance Works Authority,
                Ralston Purina Project, RB,
  1,500,000     6.30%, 9/1/15 ........................   1,623,720
              Payne County, Oklahoma, Home Finance
                Authority, Single Family Mortgage,
                RB, Series A,
    205,000     8.625%, 3/1/11 .......................     210,810
                                                       -----------
                                                         3,577,559
                                                       -----------



  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              OREGON--0.24%
              Cow Creek Band, Oregon, Umpqua
                Tribe of Indians, Oregon Revenue,
                RB, Series B, 144A, AMBAC,
  $ 880,000     5.10%, 7/1/12 ........................ $   901,155
              Oregon State Economic Development
                Communication, Economic &
                Industrial Development Revenue,
                Globe-Union, RB,
     55,000     6.25%, 4/1/03 ........................      54,860
              Oregon State Health Housing
                Educational & Cultural Facilities
                Authority, Cedarwest Housing, RB,
                Series A, AMT, LOC,
    115,000     4.65%, 1/2/08 ........................     112,859
                                                       -----------
                                                         1,068,874
                                                       -----------
              PENNSYLVANIA--12.88%
              Allegheny County, Pennsylvania,
                Hospital Development Authority,
                Allegheny General Hospital Project,
                RB, Series A, MBIA,
  2,820,000     6.20%, 9/1/15 ........................   3,195,286
              Allegheny County, Pennsylvania,
                Hospital Development Authority,
                North Hills Passavant Hospital,
                RB, ETM,
    175,000     6.75%, 7/1/05 ........................     185,712
              Allegheny County, Pennsylvania,
                Residential Finance Authority,
                Single Family Mortgage, RB, GNMA,
     75,000     6.50%, 11/1/14 .......................      75,673
              Allegheny County, Pennsylvania,
                Residential Finance Authority,
                Single Family Mortgage, RB,
                Series CC-2, GNMA,
    270,000     5.20%, 5/1/17 ........................     273,181
              Allentown, Pennsylvania, Hospital
                Authority, Sacred Heart Hospital
                of Allentown, RB,
    175,000     6.20%, 11/15/03 ......................     175,070
              Beaver County, Pennsylvania, Industrial
                Development Authority, Health Care
                Revenue Refunding, RB, GNMA,
  2,090,000     4.85%, 5/20/10 .......................   2,188,773

See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Berks County, Pennsylvania, Municipal
                Authority, Health Care Pooled
                Financing Project, RB,
  $1,200,000    5.00%, 3/1/28 ........................ $ 1,109,892
              Berks County, Pennsylvania,
                Redevelopment Authority,
                Multi-Family Revenue, Woodgate
                Associate Project, RB, Series A,
                FNMA,
  1,610,000     5.15%, 1/1/19 ........................   1,593,900
              Bucks County, Pennsylvania,
                Saint Mary's Hospital Authority,
                RB, ETM,
     55,000     6.625%, 7/1/04 .......................      58,047
              Chester County, Pennsylvania, Health
                & Education Facility, Immaculata
                College, RB:
    265,000     5.00%, 10/15/06 ......................     265,991
    310,000     5.00%, 10/15/07 ......................     309,699
    120,000     5.10%, 10/15/08 ......................     119,333
    230,000     5.125%, 10/15/09 .....................     226,706
    280,000     5.30%, 10/15/11 ......................     275,218
              Clearfield, Pennsylvania, Hospital
                Revenue Authority, Clearfield
                Hospital Project, RB,
    850,000     6.875%, 6/1/16 .......................     860,608
              Cumberland County, Pennsylvania,
                Municipal Revenue Authority,
                Presbyterian Homes Project, RB,
  1,210,000     6.00%, 12/1/26 .......................   1,144,648
              Dauphin County, Pennsylvania,
                General Authority, WW15 Term,
                RB, Mandatory Tender @ 100,2
    525,000     6.85%, 6/3/02 ........................     527,089
              Delaware County, Pennsylvania,
                College Revenue Authority,
                RB Series B:
    200,000     4.75%, 10/1/06 .......................     200,308
    205,000     4.85%, 10/1/07 .......................     203,950
    345,000     4.95%, 10/1/08 .......................     341,885
  2,675,000     5.50%, 10/1/19 .......................   2,531,540
              Delaware County, Pennsylvania,
                Housing Authority, Dunwoody
                Village Project, RB,
    130,000     5.625%, 4/1/09 .......................     130,092


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Delaware County, Pennsylvania,
                Revenue Authority, Dunwoody
                Village Project, RB,
  $ 100,000     6.125%, 4/1/20 ....................... $   102,929
              Erie, Pennsylvania, Higher Education
                Building Authority, Gannon
                University Project, RB, Series E,
    800,000     5.20%, 7/15/16 .......................     768,256
              Erie, Pennsylvania, Higher Education
                Building Authority, Mercyhurst
                College Project, RB:
    110,000     5.75%, 3/15/12 .......................     112,590
    600,000     5.75%, 3/15/13 .......................     608,256
    325,000     5.85%, 3/15/17 .......................     328,104
              Erie, Pennsylvania, Higher Education
                Building Authority, Mercyhurst
                College Project, RB, Series B,
  1,370,000     5.75%, 3/15/13 .......................   1,388,851
              Falls Township, Pennsylvania, Hospital
                Authority, Delaware Valley Medical
                Center, RB, FHA,
    140,000     6.90%, 8/1/11 ........................     140,496
              Fayette County, Pennsylvania, Hospital
                Authority, Uniontown Hospital, RB,
                Connie Lee Insured:
    210,000     5.20%, 6/15/04 .......................     220,975
    340,000     5.45%, 6/15/07 .......................     368,421
  1,070,000     5.55%, 6/15/08 .......................   1,156,360
  1,135,000     5.65%, 6/15/09 .......................   1,222,531
              Jefferson County, Pennsylvania,
                Municipal Authority, RB, ETM, MBIA,
     35,000     7.00%, 12/1/02 .......................      35,791
              Lancaster, Pennsylvania, Sewer
                Authority, RB, ETM,
     70,000     6.00%, 4/1/12 ........................      77,545
              Monroeville, Pennsylvania, Hospital
                Authority, East Suburban Health
                Center Project, RB, Pre-Refunded
                @ 100,4
    775,000     7.60%, 7/1/04 ........................     839,340
              Montgomery County, Pennsylvania,
                GO, ETM,
    125,000     9.00%, 8/15/04 .......................     134,385
              Montgomery County, Pennsylvania,
                Industrial Development Authority,
                ECRI Project, RB,
    150,000     6.40%, 6/1/03 ........................     150,580

See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Mount Lebanon, Pennsylvania, Hospital
                Authority, RB, ETM,
  $ 165,000     7.00%, 7/1/06 ........................ $   178,746
              Pennsylvania Delaware River Port
                Authority, RB, ETM,
    120,000     6.50%, 1/15/11 .......................     135,995
              Pennsylvania Housing Finance
                Agency, Rental Housing, RB, FNMA:
    305,000     5.15%, 7/1/03 ........................     313,464
  3,945,000     6.50%, 7/1/23 ........................   4,040,745
              Pennsylvania Housing Finance
                Agency, Single Family Mortgage,
                RB, Series 64, AMT,1
  1,575,000     0.00%, 4/1/30 ........................     969,050
              Pennsylvania Housing Finance
                Agency, Single Family Mortgage,
                RB, Series 65A, AMT,
    145,000     4.60%, 10/1/08 .......................     146,860
              Pennsylvania State Finance Authority,
                Municipal Capital Imports Program,
                RB, Investment Agreement,
  5,315,000     6.60%, 11/1/09 .......................   5,693,800
              Pennsylvania State Higher Educational
                Facility Authority, Health Services
                Revenue, Allegheny Delaware
                Valley Obligation, RB, Series A,
                MBIA,
    200,000     5.40%, 11/15/07 ......................     215,728
              Pennsylvania State Higher Educational
                Facility Authority, Health Services
                Revenue, Allegheny Delaware
                Valley Obligation, RB, Series C,
                MBIA,
  1,450,000     5.875%, 11/15/18 .....................   1,521,659
              Pennsylvania State Higher Educational
                Facility, Allegheny Delaware
                Valley Obligation, RB, Series A, MBIA:
  2,510,000     5.60%, 11/15/09 ......................   2,736,778
  2,215,000     5.70%, 11/15/11 ......................   2,428,305
              Pennsylvania State Higher Educational
                Facility, Gwynedd Mercy College, RB,
    880,000     5.00%, 11/1/08 .......................     898,022
              Pennsylvania State Higher Educational
                Facility, University of The Arts,
                RB, Asset Guaranty:
    125,000     4.75%, 3/15/05 .......................     125,696
    200,000     4.85%, 3/15/06 .......................     200,992
    230,000     5.10%, 3/15/09 .......................     230,750


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Pennsylvania State Higher Educational
                Facility, Ursinus College, RB,
  $ 190,000     5.40%, 1/1/06 ........................ $   201,379
              Pennsylvania State, Higher Educational
                Facilities Authority, College &
                University Revenue, University of
                the Arts, RB, Asset Guaranty,
    800,000     5.50%, 3/15/13 .......................     837,384
              Philadelphia, Pennsylvania, Authority
                For Industrial Development,
                Simpson Housing Project:
    240,000     5.00%, 8/15/09 .......................     233,554
    290,000     5.00%, 8/15/10 .......................     278,745
    240,000     5.10%, 8/15/11 .......................     229,037
              Philadelphia, Pennsylvania, Hospital
                & Higher Education Authority,
                Health System, RB, Series A, FHA,
  2,645,000     5.375%, 1/1/28 .......................   2,588,926
              Philadelphia, Pennsylvania, Hospitals
                & Higher Education, RB, ACA,
  1,550,000     6.20%, 5/1/11 ........................   1,600,406
              Philadelphia, Pennsylvania, Housing
                Redevelopment Authority,
                Multi-Family Housing, RB, HUD,
    765,000     5.45%, 2/1/23 ........................     766,935
              Philadelphia, Pennsylvania, Industrial
                Development Authority, Elmira
                Jefferies Memorial Home, RB, FHA,
    330,000     4.75%, 2/1/08 ........................     337,630
              Philadelphia, Pennsylvania, Industrial
                Development Authority, Jeanes
                Physicians' Office, RB, Series A,
    565,000     9.375%, 7/1/10 .......................     565,746
              Philadelphia, Pennsylvania,
                Redevelopment Authority, First
                Lien Mortgage, Series A,
    683,300     6.50%, 1/1/29 ........................     701,025
              Pittsburgh, Pennsylvania, Urban
                Redevelopment Authority, RB,
                Series C, AMT, FNMA / GNMA,
    140,000     5.95%, 10/1/29 .......................     142,934
              Pottsville, Pennsylvania, Hospital
                Authority, Pottsville Hospital &
                Warne Clinic, RB:
    630,000     4.80%, 7/1/02 ........................     630,202
    680,000     5.15%, 7/1/09 ........................     637,616
  1,790,000     5.50%, 7/1/18 ........................   1,554,185

See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Scranton-Lackawanna Counties,
                Pennsylvania, Health & Welfare
                Authority, RB,
  $ 125,000     6.625%, 4/15/07 ...................... $   125,440
              Southeastern, Pennsylvania, Greene
                School District, GO, ETM,
     25,000     9.375%, 7/1/03 .......................      26,196
              Washington County, Pennsylvania,
                Hospital Revenue Authority,
                Canonsburg General Hospital
                Project, RB, Pre-Refunded @ 102,4
    455,000     7.35%, 6/1/03 ........................     484,648
              Williamsport, Pennsylvania,
                Multi-Family Housing Authority,
                RB, Series A, MBIA / FHA,
  1,165,000     5.25%, 1/1/15 ........................   1,179,481
                                                       -----------
                                                        56,606,070
                                                       -----------
              RHODE ISLAND--0.53%
              Rhode Island State Industrial
                Facilities Corp., Industrial
                Development Revenue, Building
                Authority Program, RB, AMT:
    230,000     5.25%, 4/1/11 ........................     230,966
    245,000     5.30%, 4/1/12 ........................     245,265
    265,000     5.35%, 4/1/13 ........................     264,165
     65,000     5.40%, 4/1/14 ........................      64,535
    305,000     5.50%, 4/1/19 ........................     292,666
    380,000     5.60%, 4/1/24 ........................     362,558
              Rhode Island State Industrial Facility
                Corp., Crystal Thermoplastics
                Project, Series A, AMT,
    285,000     6.95%, 8/1/14 ........................     296,066
              West Warwick, Rhode Island, GO,
                Series A, Asset Guaranty,
    525,000     7.30%, 7/15/08 .......................     563,687
                                                       -----------
                                                         2,319,908
                                                       -----------
              SOUTH CAROLINA--1.46%
              South Carolina Economic Jobs
                Development, Westminster
                Presbyterian, RB, Series A,
    600,000     5.125%, 11/15/08 .....................     599,820
              South Carolina Job Economic
                Development, Caterpillar
                Incorporated Project, RB, AMT,
    500,000     5.05%, 6/1/08 ........................     503,205
              South Carolina Jobs Economic
                Development Revenue Authority,
                Ebenezer Nursing, RB, GNMA,
  1,295,000     6.90%, 12/20/36 ......................   1,440,312


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              South Carolina State Housing
                Finance & Development Authority,
                Bryton Point Apartments Project,
                Mandatory Put @ 100, FNMA,2
  $2,290,000    5.70%, 6/1/05 ........................ $ 2,338,754
              South Carolina State Housing Finance
                & Development Authority, Runway
                Bay Apartments Projects, RB,
    430,000     5.50%, 12/1/05 .......................     450,567
              South Carolina State Housing Finance
                & Development Authority, Westbury
                Plantation, RB, FHA,
    335,000     6.05%, 7/1/27 ........................     336,601
              South Carolina State Housing Finance &
                Development Authority, Hunting
                Ridge Apartments, RB, Mandatory
                Put @ 100, AMT,2
    755,000     6.75%, 6/1/07 ........................     770,244
                                                       -----------
                                                         6,439,503
                                                       -----------
              SOUTH DAKOTA--0.23%
              South Dakota Housing Development
                Authority, Homeownership
                Mortgage, RB, Series A,
    230,000     5.50%, 5/1/10 ........................     230,651
              South Dakota Housing Development
                Authority, Multi-Family Housing,
                RB, Series B, HUD,
    755,000     7.00%, 4/1/12 ........................     771,663
                                                       -----------
                                                         1,002,314
                                                       -----------
              TENNESSEE--4.15%
              Greeneville, Tennessee, Health &
                Education Facility Board, Southern
                Advent Hospital, RB, ETM,
    300,000     8.70%, 10/1/09 .......................     359,343
              Memphis, Tennessee, Health, Education
                & Housing Facility Board, Multi-Family
                Housing, Hickory Pointe Apartments
                Project, RB, Series A, MBIA,
    465,000     5.40%, 7/1/10 ........................     487,115
              Memphis-Shelby County, Tennessee,
                Tennessee Airport, Federal Express
                Corp., RB,
  3,735,000     6.75%, 9/1/12 ........................   3,847,909
              Nashville & Davidson Counties,
                Tennessee, Health & Education
                Facilities Board, Homes Inc. Project,
                RB, Series A, Pre-Refunded @ 105,4
    185,000     9.00%, 10/1/07 .......................     238,717


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Nashville & Davidson County,
                Tennessee, Health & Education
                Facilities Board Revenue, Homes Inc.
                Project, RB, Series A,
  $5,755,200    7.25%, 6/20/36 ....................... $ 6,427,522
              Nashville & Davidson County,
                Tennessee, Health & Education
                Facilities Board, Modal Health,
                RB, Asset Guaranty,
    620,000     5.50%, 5/1/23 ........................     620,000
              Nashville & Davidson County,
                Tennessee, Health & Education
                Facility Revenue Board, Multi-Family
                Housing, RB, Mandatory Put @ 100,
                FNMA,2
  1,610,000     5.20%, 2/1/06 ........................   1,653,889
              Nashville & Davidson, Tennessee,
                Multi-Family Housing, Welch Bend
                Apartments, RB, Series A,
                Mandatory Put @ 100, FNMA,2,3
  1,600,000     5.50%, 1/1/07 ........................   1,691,440
              Shelby County, Tennessee, Health
                Educational & Housing Facility
                Board, Methodist Health Systems,
                RB, MBIA,
  1,455,000     5.20%, 8/1/13 ........................   1,511,847
              Shelby County, Tennessee,
                Multi-Family Housing, Windsor
                Apartments, RB, Series A,
                Asset Guaranty:
  1,000,000     6.50%, 10/1/07 .......................   1,024,800
    370,000     6.75%, 10/1/17 .......................     379,553
              Shelby County, Tennessee, Public
                Improvements, GO, Series B,
     10,000     5.25%, 11/1/06 .......................      10,836
                                                       -----------
                                                        18,252,971
                                                       -----------
              TEXAS--9.96%
              Bexar County, Texas, Housing Finance
                Corp., Multi-Family Housing
                Revenue, American Opportunity
                Housing, RB, MBIA,
    155,000     5.80%, 1/1/31 ........................     156,955
              Bexar County, Texas, Multi-Family
                Housing Revenue, Perrin Square
                Project, Series A, RB, GNMA,
  2,855,000     6.55%, 12/20/34 ......................   3,076,377
              Bexar County, Texas, Multi-Family
                Housing Revenue, Stablewood
                Farms, RB, GNMA,
  6,500,000     6.25%, 7/20/43 .......................   6,864,910


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Bryon, Texas, Higher Education
                Authority, Allen Academy Project,
                RB, Series A:
  $ 220,000     6.50%, 12/1/06 ....................... $   228,437
  1,315,000     7.30%, 12/1/16 .......................   1,338,460
              Capital Area, Texas, Housing Finance
                Corp., IDK Partners II Trust,
                Series A,
    694,834     6.50%, 11/1/19 .......................     711,642
              Del Rio, Texas, GO, Asset Guaranty:
    115,000     7.50%, 4/1/03 ........................     119,992
    145,000     7.50%, 4/1/04 ........................     156,190
     95,000     7.50%, 4/1/08 ........................     109,236
    145,000     7.50%, 4/1/09 ........................     165,358
     95,000     6.50%, 4/1/10 ........................     102,723
     45,000     5.55%, 4/1/11 ........................      46,229
     95,000     5.65%, 4/1/13 ........................      97,004
     45,000     5.75%, 4/1/16 ........................      45,446
    185,000     5.75%, 4/1/17 ........................     186,095
              Denison, Texas, Hospital Authority,
                Texoma Medical Center, RB, ETM,
    110,000     7.125%, 7/1/08 .......................     122,996
              Gregg County, Texas, Housing Finance
                Corp., Summer Lake Project, RB,
                Series A, Mandatory Put @ 100,
                AXA,2
    615,000     6.40%, 3/1/06 ........................     628,358
              Harris County, Texas, Housing Finance
                Corp., Cypress Ridge Apartments,
                RB, AMT, FSA,
    210,000     5.70%, 6/1/06 ........................     218,419
              Heart of Texas Housing Finance Corp.,
                Texas, Multi-Family Housing Revenue,
                RB, GNMA,
  1,000,000     7.40%, 9/20/35 .......................   1,125,880
              Houston, Housing Finance Corp.,
                Texas, RB, Series A-2,1
  1,380,000     0.00%, 6/1/14 ........................     570,023
              Houston, Housing Finance Corp.,
                Texas, Series A-1, RB,
    260,000     8.00%, 6/1/14 ........................     271,487
              Houston, Texas, Housing Finance
                Corp., Newport Apartments Project,
                RB, AMT, GNMA,
    705,000     5.30%, 2/20/14 .......................     704,697
              Houston, Texas, Port Authority, Airport
                and Marina Improvement, RB,
     50,000     5.75%, 5/1/02 ........................      50,006

See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Houston, Texas, Sewer Systems,
                RB, ETM:
  $ 390,000     5.40%, 10/1/04 ....................... $   405,811
    170,000     6.375%, 10/1/08 ......................     188,703
              Northeast, Texas, Hospital Authority,
                RB, ETM,
    500,000     8.00%, 7/1/08 ........................     572,395
              Odessa, Texas, Housing Finance Corp.,
                Single Family Mortgage, RB, Series A,
                FNMA,
     81,531     8.45%, 11/1/11 .......................      83,040
              Panhandle, Texas, Regional Housing
                Finance Corp., Single Family
                Mortgage, RB, Series A,
                AMT, GNMA,
    290,000     7.50%, 5/1/24 ........................     291,653
              Robstown, Texas, Electric Light &
                Power Revenue, RB:
    100,000     6.00%, 12/1/02 .......................     100,304
    100,000     6.00%, 12/1/03 .......................     100,304
    100,000     6.00%, 12/1/04 .......................     100,304
    100,000     6.00%, 12/1/05 .......................     100,304
    100,000     6.00%, 12/1/06 .......................     100,304
              Southeast, Texas, Housing Finance
                Corp., Residual Revenue Capital
                Appreciation, RB,1
  5,515,000     0.00%, 9/1/17 ........................   2,336,209
              Tarrant County, Texas, Health Facility,
                South Central Nursing, RB,
                Series A, MBIA / FHA,
    185,000     6.00%, 1/1/37 ........................     194,126
              Tarrant County, Texas, Housing Finance
                Corp. Revenue, Multi-Family
                Housing, RB, GNMA:
  2,940,000     6.85%, 9/20/30 .......................   3,204,776
  4,385,000     6.95%, 3/20/39 .......................   4,797,322
  1,605,000     5.50%, 9/20/42 .......................   1,579,320
              Tarrant County, Texas, Housing
                Finance Corp., Multi-Family
                Housing, Summit Project, RB,
                Series A, Mandatory Put @ 100,
                FNMA,2
  1,510,000     5.08%, 9/1/07 ........................   1,547,644
              Tarrant County, Texas, Multi-Family
                Housing Revenue, Lost Spurs Apts.,
                RB, GNMA,
    785,000     6.75%, 9/20/20 .......................     873,619
              Tensas Parish, Texas, LA Law
                Enforcement District, COP,
                Pre-Refunded @ 102,4
  1,945,000     7.00%, 9/1/08 ........................   2,269,037


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Texarkana, Texas, Housing Finance
                Corp., Summerhill, RB, Series A,
                GNMA,
  $ 150,000     5.55%, 1/20/07 ....................... $   152,223
              Texas Gulf Coast Waste Disposal
                Authority, Atlantic Richfield
                Company Project, RB,
                Pre-Refunded @ 100,4
    280,000     6.50%, 2/1/03 ........................     292,970
              Texas Gulf Coast Waste Disposal
                Authority, Champion International
                Corp., RB, AMT,
  4,900,000     6.875%, 12/1/28 ......................   5,056,065
              Texas State Department Housing &
                Community Affairs, Single Family
                Revenue, RB, Series E,
  1,135,000     6.00%, 9/1/17 ........................   1,185,882
              Texas State Department Housing &
                Community Affairs, Volente Project,
                RB, AMT, FNMA,
    785,000     5.00%, 7/1/08 ........................     813,213
              Texas Water Resident Finance
                Authority Revenue Refunding,
                RB, AMBAC,
    335,000     4.60%, 8/15/08 .......................     340,842
                                                       -----------
                                                        43,783,290
                                                       -----------
              UTAH--1.50%
                Hilldale, Utah, GO,
    115,000     7.50%, 12/15/03 ......................     115,384
              Intermountain Power Agency, Utah,
                Power Supply Revenue, RB,
                Series A, ETM, MBIA,
    800,000     6.15%, 7/1/14 ........................     905,744
              Provo City, Utah, Housing Authority,
                Multi-Family Housing, Lookout
                Pointe Apartments, RB, GNMA,
    330,000     6.00%, 7/20/08 .......................     345,457
              Utah State Housing Agency, Single
                Family Mortgage, RB, AMT,
  1,410,000     5.40%, 7/1/20 ........................   1,403,754
              Utah State Housing Finance Agency,
                Single Family Mortgage, RB, AMT,
    190,000     5.25%, 7/1/12 ........................     194,634
              Utah State Housing Finance Agency,
                Single Family Mortgage, RB,
                AMT, FHA,
      5,000     7.60%, 1/1/22 ........................       5,056
              Utah State Housing Finance Agency,
                Single Family Mortgage, RB,
                Series A-2, AMT,
    555,000     5.40%, 7/1/16 ........................     570,951

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Utah State Housing Finance Agency,
                Single Family Mortgage, RB,
                Series A-2, Class III, AMT,
  $ 375,000     5.05%, 7/1/12 ........................ $   377,715
              Utah State Housing Finance Agency,
                Single Family Mortgage, RB,
                Series B-2, AMT,
    315,000     5.25%, 7/1/11 ........................     323,965
              Utah State Housing Finance Agency,
                Single Family Mortgage, RB,
                Series C, Class III,
    475,000     6.25%, 7/1/14 ........................     500,702
              Utah State Housing Finance Agency,
                Single Family Mortgage, RB,
                Series F-1, Class I,
    265,000     5.50%, 7/1/16 ........................     272,560
              Utah State Housing Finance Agency,
                Single Family Mortgage,
                Series A-2, AMT,
    275,000     5.20%, 7/1/11 ........................     284,735
              Utah State Housing Finance Agency,
                Sub-Single Family Mortgage,
                RB, AMBAC,
    235,000     5.85%, 7/1/07 ........................     249,777
              Weber County, Utah, Municipal
                Building Authority, RB,
                Asset Guaranty,
    960,000     6.75%, 12/15/04 ......................   1,025,549
                                                       -----------
                                                         6,575,983
                                                       -----------
              VERMONT--0.29%
              Vermont Education & Health Building
                Finance Authority, Norwich
                University Project, RB:
    150,000     4.75%, 7/1/04 ........................     153,137
    275,000     5.00%, 7/1/06 ........................     279,843
    310,000     5.00%, 7/1/07 ........................     312,647
    525,000     5.75%, 7/1/13 ........................     534,534
                                                       -----------
                                                         1,280,161
                                                       -----------
              VIRGINIA--1.19%
              Chesterfield County, Virginia,
                Industrial Development Authority,
                Multi-Family Housing, Winchester
                Greens, RB, Standby LOC:
    170,000     5.00%, 7/1/14 ........................     171,537
    135,000     5.20%, 7/1/19 ........................     134,232
              Newport News, Virginia, Industrial
                Development Authority, Mennowood
                Communities, RB, Series A, GNMA,
    870,000     7.25%, 8/1/16 ........................     959,027



  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Richmond, Virginia, Metro Expressway
                Authority, RB, ETM, AMBAC,
  $2,185,000    7.00%, 10/15/13 ...................... $ 2,516,224
              Suffolk, Virginia, Redevelopment and
                Housing Authority, Multi-Family
                Housing Revenue, Brooke Ridge
                LLC, RB, ACA,
    175,000     5.25%, 10/1/18 .......................     172,158
              Virginia State Housing Development
                Authority, Multi-Family
                Mortgage, RB,
    155,000     6.30%, 11/1/08 .......................     156,486
              Virginia State Housing Development
                Authority, Multi-Family Mortgage,
                RB, Series D,
    600,000     6.80%, 11/1/09 .......................     613,038
              Virginia State Housing Development
                Authority, RB,
    500,000     6.10%, 1/1/07 ........................     514,440
                                                       -----------
                                                         5,237,142
                                                       -----------
              WASHINGTON--2.65%
              Grays Harbor County, Washington,
                Public Utility District Number 1,
                RB, ETM,
    170,000     5.375%, 1/1/06 .......................     178,320
              King County, Washington, Housing
                Authority, Housing Revenue, Vashon
                Community Care Center, RB,
                Series A, GNMA,
  5,000,000     5.00%, 9/20/42 .......................   5,496,550
              King County, Washington, Housing
                Authority, Multi-Family Mortgage,
                Section 8 Assisted, RB, Series A,
    190,000     7.00%, 8/1/03 ........................     190,937
              King County, Washington, Housing
                Authority, Multi-Family Mortgage,
                Section 8 Assisted, RB, Series B,
     55,000     7.00%, 8/1/03 ........................      55,270
              Seattle, Washington, Low Income
                Housing Assistance Authority,
                Kin On Project, RB, Series A,
                GNMA,
  1,132,000     7.40%, 11/20/36 ......................   1,264,172
              Spokane, Washington, Housing
                Authority, Valley 206 Apartments,
                RB, Series A,
    755,000     5.625%, 4/1/28 .......................     705,766

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Spokane, Washington, Housing
                Authority, Valley 206 Apartments,
                RB, Series B, LOC,
  $ 395,000     5.75%, 4/1/28 ........................ $   380,567
              Washington State Housing Finance
                Commission, Convention Deferred
                Interest, RB, Series 4A, AMT,
                FNMA / GNMA,1
  2,440,000     0.00%, 12/1/20 .......................   1,624,772
              Washington State Housing Finance
                Commission, Nonprofit Housing
                Revenue, Presbyterian Ministries, RB,
                Series A, ACA:
    995,000     5.10%, 1/1/14 ........................     959,488
    840,000     5.30%, 1/1/19 ........................     787,760
                                                       -----------
                                                        11,643,602
                                                       -----------
              WEST VIRGINIA--0.86%
              Beckley, West Virginia, Nursing
                Facility, Beckley Healthcare Corp.
                Project, RB, Standby LOC:
    190,000     5.55%, 9/1/08 ........................     190,557
    150,000     5.70%, 9/1/09 ........................     150,540
              Harrison County, West Virginia, CMO,
                Series B, AMBAC,1
  2,127,000     0.00%, 10/20/10 ......................   1,210,454
              Kanawha County, West Virginia,
                Pollution Control Revenue, E.I.
                DuPont de Nemours Co. Project, RB,
  1,680,000     5.40%, 9/1/07 ........................   1,683,864
              Marshall County, West Virginia,
                Capital Appreciation, RB, MBIA,1
  1,315,000     0.00%, 5/1/14 ........................     525,842
                                                       -----------
                                                         3,761,257
                                                       -----------
              WISCONSIN--2.36%
              Oshkosh, Wisconsin, Hospital Facility,
                Mercy Medical Center. RB,
                Pre-Refunded @ 100,4
    150,000     7.375%, 7/1/07 .......................     173,988
              Pewaukee, Wisconsin Industrial
                Development Authority, Lake
                County Development Project, RB,
                AMT, LOC,
    130,000     6.00%, 6/1/06 ........................     135,797
              Pewaukee, Wisconsin, Industrial
                Development Authority, Lake County
                Development Project, RB, AMT, LOC:
    100,000     5.80%, 6/1/04 ........................     104,106
    105,000     5.90%, 6/1/05 ........................     109,897


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Shell Lake, Wisconsin Nursing Home
                Revenue, Terraceview Living,
                RB, GNMA,
  $1,210,000    5.30%, 9/20/18 ....................... $ 1,203,902
              Whitewater, Wisconsin Waterworks
                Systems Mortgage, RB,
    185,000     7.50%, 7/1/16 ........................     215,416
              Wisconsin Housing & Economic
                Development Authority, Home
                Ownership Revenue, RB,
                Series C, FHA,
  2,500,000     6.25%, 9/1/17 ........................   2,553,400
              Wisconsin Housing & Economic
                Development Authority, Housing
                Revenue, RB, MBIA,
  1,580,000     5.80%, 11/1/13 .......................   1,635,948
              Wisconsin Housing & Economic
                Development Authority, RB,
                Series B, AMT,
    305,000     4.95%, 9/1/09 ........................     308,422
              Wisconsin State Health & Educational
                Facilities, Sister Sorrowful
                Mothers, RB, Series A, MBIA:
    850,000     5.10%, 8/15/07 .......................     905,955
    890,000     5.30%, 8/15/09 .......................     950,226
              Wisconsin State Health & Educational
                Facilities, Viterbo College
                Incorporated Project, RB, LOC:
     95,000     5.40%, 2/1/05 ........................      99,126
    390,000     5.75%, 2/1/12 ........................     401,372
    405,000     6.00%, 2/1/17 ........................     413,667
              Wisconsin State Health & Educational
                Facility Revenue Authority, RB, ACA,
  1,000,000     6.00%, 5/15/16 .......................   1,039,350
              Wisconsin State Health & Educational
                Facilities, Viterbo College
                Incorporated Project, RB, LOC,
    110,000     5.25%, 2/1/04 ........................     113,681
                                                       -----------
                                                        10,364,253
                                                       -----------
              WYOMING--0.29%
              Cheyenne, Wyoming, Federal Mineral
                Royalty, RB,
    755,000     6.20%, 6/1/09 ........................     791,791
              Teton County, Wyoming, Hospital,
                St. John's Hospital, RB, ACA,
    250,000     5.00%, 12/1/03 .......................     257,082
              Wyoming Community Development
                Authority, RB, Series 5, AMT,
    145,000     5.70%, 12/1/07 .......................     154,122


See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Wyoming Community Development
                Authority, Single Family Mortgage,
                RB, Series B, AMT,
  $  75,000     8.125%, 6/1/21 ....................... $    75,070
                                                       -----------
                                                         1,278,065
                                                       -----------
TOTAL MUNICIPAL BONDS
   (Cost $421,920,115) ...............................  429,539,923
                                                       -----------
              TAX-EXEMPT ASSET-BACKED SECURITIES--0.82%
              Bridlewood Village Apartments,
                Participation Certificate,
                Class A, FHA,
  1,595,734     5.60%, 9/1/21 ........................   1,596,105
              FHA Insured Trust, Series 1996-1,
                Class A-2, Private Placement,
    606,877     6.75%, 2/1/13 ........................     608,273
              FHA Insured Trust, Series 1996-1,
                Class A-3, Private Placement,
  1,383,380     7.00%, 7/1/22 ........................   1,380,198
                                                       -----------
TOTAL TAX-EXEMPT ASSET-BACKED SECURITIES
   (Cost $3,586,781) .................................   3,584,576
                                                       -----------




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              CASH EQUIVALENT--0.98%
              Provident Institutional Municipal
  $4,315,397    Cash Fund, .......................... $  4,315,397
                                                       -----------
TOTAL INVESTMENTS
   (Cost $429,822,293) ............  99.50%           $437,439,896
OTHER ASSETS IN EXCESS

   OF LIABILITIES .................   0.50               2,213,172
                                    ------            ------------
NET ASSETS ........................ 100.00%           $439,653,068
                                    ======            ============

--------------------------------------------------------------------------------
1 Zero Coupon Security.
2 Mandatory Put/Tender Security. The mandatory put/tender date is shown as the maturity date on the Schedule of Investments.
3 Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect as of April 30, 2002.
4 Pre-Refunded Security. The pre-refunded date is shown as the maturity date on the Schedule of Investments.
Abbreviations:
AMT   --Income from security may be subject to alternative minimum tax.
CMO   --Collateralized Mortgage Obligations
COP   --Certificate of Participation
ETM   --Escrowed to Maturity
GO    --General Obligation
LOC   --Letter of Credit
RB    --Revenue Bond
The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments.
ACA   --American Capital Access
AMBAC --AMBAC Indemnity Corp.
AXA   --Multi-Line Insurance
BIGI  --Bond Investors Guaranty Insurance
FGIC  --Financial Guaranty Insurance Company
FHA   --Federal Housing Administration
FHLMC --Federal Home Loan Mortgage Corporation
FNMA  --Federal National Mortgage Association
FSA   --Financial Security Assurance
GNMA  --Government National Mortgage Association
HUD   --Housing & Urban Development
MBIA  --Municipal Bond Investors Assurance
QBE   --Insurance Group Limited

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              MUNICIPAL BONDS--97.83%
              ALABAMA--3.24%
              Alabama, Hartselle Medical Clinic,
                Hospital Clinic America, Board
                Hospital RB, ETM,
  $   5,000     6.25%, 10/1/02 ....................... $     5,095
              Auburn, Alabama, GO,
    995,062     4.85%, 11/1/11 .......................     960,524
              Auburn, Alabama, Industrial
                Development Revenue Board,
                Auburn Hotel Ltd. Project, RB,
                Series A, AMT (C):
    200,000     8.00%, 12/1/04 .......................     219,718
    500,000     8.50%, 12/1/13 .......................     555,845
              Huntsville, Alabama, GO,
  5,000,000     5.375%, 12/1/03 ......................   5,004,400
              Jacksonville, Alabama, Hospital
                Building Authority Revenue,
                RB, ETM,
    470,000     7.25%, 4/1/04 ........................     500,874
                                                       -----------
                                                         7,246,456
                                                       -----------
              ALASKA--1.24%
              Alaska State Housing Finance Corp.,
                RB, MBIA,
  2,275,000     6.00%, 12/1/15 .......................   2,385,701
              Valdez, Alaska, Marine Terminal
                Revenue, ARCO Pipe Line
                Company Project, RB,
                Pre-Refunded @ 100 (D),4
    370,000     6.00%, 8/1/03 ........................     386,532
                                                       -----------
                                                         2,772,233
                                                       -----------
              ARIZONA--1.03%
              Arizona Health Facilities, Authority
                Hospital System Revenue
                Refunding, RB, ETM, MBIA,
     75,000     6.25%, 9/1/11 ........................      79,542
              Arizona, Valley Housing Development
                Corp., Roosevelt Plaza, RB, HUD
                Section 8,
    290,000     8.00%, 10/1/20 .......................     292,448
              Maricopa County, Arizona Hospital
                Revenue, Camelback Hospital
                Project, RB, ETM,
    100,000     7.30%, 9/1/03 ........................     104,094
              Maricopa County, Arizona, Hospital
                Revenue Authority, Phoenix
                Baptist Hospital & Medical Center,
                RB, ETM,
     35,000     7.125%, 10/1/02 ......................      35,804



  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Maricopa County, Arizona, Industrial
                Development Authority, Lutheran
                Hospital & Homes, RB, ETM,
  $ 190,000     6.75%, 12/1/03 ....................... $   199,682
              Maricopa County, Arizona, Samaritan
                Health Service, RB, ETM,
    150,000     6.75%, 1/1/04 ........................     156,395
              Tempe Arizona Industrial Development
                Authority, Multi-Family Revenue,
                RB, FHA,
    370,000     5.625%, 6/1/03 .......................     372,708
              University of Arizona, University
                Revenues System, RB,
  1,000,000     5.90%, 6/1/06 ........................   1,072,540
                                                       -----------
                                                         2,313,213
                                                       -----------
              ARKANSAS--0.80%
              Arkansas State Development Finance
                Authority, Single Family Mortgage
                Revenue, RB, Series A, FHA / VA,
    300,000     8.00%, 8/15/11 .......................     309,717
              Little Rock, Arkansas, Residential
                Housing & Public Facility Board,
                RB, Series B (A),1
    300,000     0.00%, 7/15/11 .......................     161,739
              Mississippi County, Arkansas,
                Hospital Revenue, RB, AMBAC, ETM,
    150,000     7.25%, 11/1/02 .......................     154,188
              Rogers, Arkansas, Residential Housing
                Facility Board, Innisfree Apartment
                Project, RB, Mandatory Put @
                100 LOC (B),2
    950,000     4.875%, 5/1/03 .......................     945,744
              Rogers, Sales & Use Tax Revenue, RB,
    125,000     5.00%, 11/1/15 .......................     125,011
              Springdale, Arkansas, Residential
                Housing & Healthcare Facility
                Board, RB, Series A, FNMA,
     90,536     7.65%, 9/1/11 ........................      99,776
                                                       -----------
                                                         1,796,175
                                                       -----------
              CALIFORNIA--1.55%
              Abag, California, Finance Authority
                for Nonprofit Corporations,
                American Baptist Homes, COP,
                Series A,
    250,000     5.50%, 10/1/07 .......................     248,717
              Arlington Community Hospital
                Corporation, California Revenue,
                RB, ETM,
     80,000     8.00%, 6/1/04 ........................      85,031

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              California State, Water Resource
                Development, GO, Series Q,
  $ 150,000     5.10%, 3/1/08 ........................ $   150,158
              California Statewide Communities
                Development Authority, Multi-Family
                Housing Revenue, Creekside, RB,
                AMT, FNMA,
  1,185,000     4.70%, 10/15/12 ......................   1,158,183
              Los Angeles, California, Public Facility
                Corporation, RB, ETM,
    105,000     5.40%, 8/1/07 ........................     112,212
              Placer County, California, Water
                Agency, Middle Fork Project, RB,
    280,000     3.75%, 7/1/12 ........................     262,172
              Riverside County, California, Housing
                Authority, Multi-Family Housing
                Revenue, El Dorado Apartments
                Project, RB, Mandatory Put @ 100,
                Series A, FNMA,2
    425,000     5.40%, 6/1/03 ........................     435,485
              Sacramento County, California,
                Housing Authority, Multi-Family
                Housing Revenue, Fairways I
                Apartments, RB, FNMA,
    250,000     5.875%, 2/1/08 .......................     250,560
              San Bernardino County, California,
                Single Family Mortgage Revenue,
                Series B, AMT, FNMA/GNMA,
    335,000     4.875%, 5/1/15 .......................     342,541
              San Diego, California, Housing
                Authority Multi-Family Housing
                Revenue, Hollywood Palms
                Apartments, RB, Series C,
                AMT, FNMA,
    350,000     5.10%, 11/1/13 .......................     343,732
              Santa Clara County, California,
                Housing Authority, Amberwood
                Apartments Project, RB, Series C,
                FNMA,
     75,000     4.75%, 10/1/07 .......................      77,606
                                                       -----------
                                                         3,466,397
                                                       -----------


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

             COLORADO--2.39%
              Aurora, Colorado, Single Family
                Mortgage Revenue, RB, Series A,
  $  85,000     7.30%, 5/1/10 ........................ $    85,919
              Colorado Health Facilities Authority
                Revenue, Vail Valley Medical
                Center, RB, ACA-CBI,
    400,000     6.60%, 1/15/20 .......................     414,324
              Colorado Housing & Finance Authority,
                Single Family Housing Program,
                RB, AMT, Series E,
     20,000     6.25%, 12/1/09 .......................      20,366
              Colorado Housing Finance Authority,
                Single Family Program, RB,
                Series B,
    325,000     4.875%, 4/1/07 .......................     333,980
              Colorado, Housing Finance Authority,
                Single Family Program, Series B, RB,
     20,000     4.625%, 11/1/05 ......................      20,183
              Denver, Colorado, City and County
                Single Family Mortgage Revenue,
                RB, AMT, GNMA,1
  15,125,000    0.00%, 8/1/29 ........................   2,910,201
              El Paso County, Colorado, Colonial
                Multi-Family Mortgage Revenue,
                Cottonwood Terrace Project,
                RB, GNMA,
      5,000     5.25%, 9/20/03 .......................       5,029
              El Paso County, Colorado, Colonial
                Residual Revenue, RB, Series C,
                AMT A,1
  1,000,000     0.00%, 7/10/14 .......................     399,720
              Fruita, Colorado, GO, ETM, AMBAC,
  1,125,000     9.25%, 4/1/03 ........................   1,159,605
                                                       -----------
                                                         5,349,327
                                                       -----------
              CONNECTICUT--0.77%
              Connecticut Health & Educational
                Facilities, Lutheran General
                Health Care System, RB, ETM,
     60,000     7.25%, 7/1/04 ........................      63,332
              Connecticut State, GO,
  1,645,000     5.25%, 7/1/02 ........................   1,649,968
                                                       -----------
                                                         1,713,300
                                                       -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              DELAWARE--1.84%
              Delaware State Economic
                Development Authority Revenue,
                Osteopathic Hospital Association
                of Delaware, RB, Pre-Refunded
                @ 102,4
  $2,240,000    9.50%, 1/1/04 ........................ $ 2,571,990
              Delaware Transportation Authority,
                Transportation System Revenue, RB:
    370,000     6.10%, 7/1/02 ........................     372,731
  1,150,000     6.125%, 7/1/03 .......................   1,177,002
                                                       -----------
                                                         4,121,723
                                                       -----------
              DISTRICT OF COLUMBIA--0.78%
              District of Columbia Housing Finance
                Agency, Multi-Family Housing
                Revenue, Rockburne Estates, RB,
                AMT, GNMA,
    360,000     5.20%, 2/20/09 .......................     373,018
              District of Columbia Housing Finance
                Agency, Multi-Family Housing
                Revenue, Stanton Glenn Apartments,
                RB, AMT, FHA,
  1,305,000     5.60%, 11/1/10 .......................   1,381,473
                                                       -----------
                                                         1,754,491
                                                       -----------
              FLORIDA--4.23%
              Brevard County, Florida, Housing
                Finance Authority, Homeowner
                Mortgage Revenue, RB, Series B,
                GNMA,
  1,000,000     6.50%, 9/1/22 ........................   1,092,460
              Dade County, Florida, Housing Finance
                Authority, Single Family Mortgage
                Revenue, RB, Series B-1, AMT,
                FNMA / GNMA,
    209,545     6.10%, 4/1/27 ........................     227,758
              Dade County, Florida, Port Authority
                Revenue, RB, Series C, Pre-Refunded
                @100 (D),4
    555,000     5.50%, 4/1/07 ........................     583,599
              Daytona Beach, Florida, Water & Sewer
                Revenue, RB, Series 1978, ETM,
    180,000     6.75%, 11/15/07 ......................     196,551
              Florida Housing Finance Agency,
                Multi-Family Housing Revenue, RB,
    170,000     5.50%, 11/1/05 .......................     170,425


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Florida State Board of Education Public
                Education, GO, Series C, ETM,
  $1,000,000    6.00%, 5/1/04 ........................ $ 1,025,250
              Florida State Board of Public
                Education, GO, ETM,
    500,000     6.20%, 5/1/06 ........................     523,110
              Fort Meyers, Florida, Improvement
                Revenue Authority, Special
                Assessment, Pre-Refunded @
                100 (D),4
    275,000     7.05%, 7/1/03 ........................     289,319
              Gainesville, Florida, Utility Systems
                Revenue, RB, ETM,
    355,000     6.20%, 10/1/02 .......................     361,355
              Hillsborough County, Florida Industrial
                Development Authority Revenue,
                Allegheny Health System, J. Knox
                Village, RB, Pre-Refunded @ 100,
                MBIA,4
  1,000,000     6.375%, 12/1/12 ......................   1,023,870
              Hillsborough County, Florida Utility
                Refunding Revenue, RB, ETM, MBIA,
    495,000     9.75%, 12/1/03 .......................     535,887
              Hillsborough County, Florida,
                Improvement Revenue, RB, ETM,
                AMBAC,
     30,000     8.00%, 10/1/02 .......................      30,800
              Hillsborough County, Port District
                Revenue, Second Lien, RB, MBIA:1
  1,565,000     0.00%, 12/1/08 .......................   1,103,278
  1,565,000     0.00%, 6/1/10 ........................   1,009,660
  1,365,000     0.00%, 12/1/12 .......................     759,636
              Largo, Florida, Sewer Revenue
                RB, ETM,
     60,000     7.00%, 10/1/03 .......................      62,510
              Orange County, Florida, Housing
                Finance Authority, Multi-Family
                Revenue, Sun Lake Apartments
                Project, RB, Series B, Mandatory
                Put @ 100, FNMA,2
    320,000     5.375%, 11/1/05 ......................     329,139
              Putnam County, Florida, Development
                Authority, Pollution Control Revenue,
                Hudson Pulp & Paper Corp.
                Project, RB,
    110,000     7.25%, 5/1/02 ........................     110,010
              Tallahassee, Florida Municipal
                Electricity, RB, ETM,
     25,000     9.10%, 10/1/02 .......................      25,780
                                                       -----------
                                                         9,460,397
                                                       -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              GEORGIA--4.59%
              Atlanta, Georgia, Urban Residential
                Finance Authority, Multi-Family
                Revenue, Shamrock Garden
                Apartments Project, RB,
                AMT, FNMA,
  $ 365,000     5.10%, 10/1/14 ....................... $   359,445
              Atlanta, Georgia, Urban Residential
                Financial Authority, Multi-Family
                Revenue, COP, Mandatory Put @
                100, LOC,2
  4,950,000     4.00%, 10/1/06 .......................   4,964,108
              Augusta-Richmond County, Georgia,
                Coliseum Revenue Authority,
                RB, ETM,
    355,000     6.30%, 2/1/10 ........................     393,393
              Burke County, Georgia, Development
                Authority, Pollution Control Revenue,
                Oglethorpe Power Corp., RB,
                ETM, MBIA,
    101,000     7.50%, 1/1/03 ........................     104,845
              Canton, Georgia, Multi-Family Housing
                Authority, Canterbury Ridge
                Apartments Project, RB,
                FNMA, AMT,
    440,000     4.90%, 3/1/08 ........................     451,827
              Cobb County, Georgia, Housing
                Authority, Multi-Family Housing
                Revenue, Oakley Run Apartments
                Project, RB, Mandatory Put @ 100,
                FNMA,2
  2,925,000     4.75%, 3/1/12 ........................   2,920,262
              Crisp County, Georgia, Industrial
                Development Authority, Cobis
                Products Company, RB, ETM,
     54,000     6.30%, 7/1/02 ........................      54,408
              Dekalb County, Georgia, Industrial
                Development Authority, RB, LOC,
    125,000     5.40%, 11/1/03 .......................     126,500
              Douglas County, Georgia, Housing
                Authority Multi-Family Housing
                Revenue, Millwood Park Apartments,
                RB, AMT, FNMA,,
    340,000     5.10%, 1/1/09 ........................     350,479


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Fulton County, Georgia, Housing
                Authority, Single Family Mortgage,
                RB, Series A, AMT, GNMA,
  $  45,000     6.20%, 3/1/13 ........................ $    45,202
              Marietta, Georgia, Housing Authority
                Multi-Family Housing Revenue,
                Wood Knoll, RB, Mandatory
                Put @ 100,2
    495,000     4.75%, 7/1/04 ........................     495,574
                                                       -----------
                                                        10,266,043
                                                       -----------
              IDAHO--1.35%
              Boise City, Idaho, Industrial
                Development Corporation, Western
                Trailer Company Project, RB,
                AMT, LOC,
    230,000     4.75%, 12/15/02 ......................     232,751
              Idaho Housing & Finance Association,
                Single Family Mortgage, RB,
                Series G-2, AMT,
     95,000     5.75%, 1/1/14 ........................      97,518
              Idaho Housing & Finance Association,
                Single Family Mortgage, RB,
                Series G2, Class III, AMT,
  1,250,000     5.95%, 7/1/19 ........................   1,310,712
              Idaho Housing & Finance Association,
                Single Family Mortgage, RB,
                Sub Series H-2, AMT, FHA / VA,
    850,000     5.85%, 1/1/14 ........................     901,587
              Idaho Housing Agency, Single Family
                Mortgage, RB, Series B-2, AMT,
    380,000     6.50%, 7/1/25 ........................     387,786
              Idaho Housing Agency, Single
                Family Mortgage, RB, Series C-1,
     80,000     7.65%, 7/1/10 ........................      80,085
                                                       -----------
                                                         3,010,439
                                                       -----------
              ILLINOIS--7.62%
              Chicago, Illinois, Park District,
                Capital Improvement, GO, Partially
                Pre-Refunded: $10,615,000 @ 102,
                FGIC,4
    750,000     6.05%, 1/1/03 ........................     780,112
              Countryside, Illinois, Multi-Family
                Housing Revenue, Countryside
                Partners Ltd., RB, Mandatory
                Put @ 100, LOC,2
    315,000     5.25%, 7/1/03 ........................     316,150

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              East Saint Louis, Illinois, Dawson
                Manor, RB, Series A, MBIA,
  $ 150,000     5.875%, 1/1/06 ....................... $   154,879
              Illinois Health Facilities Authority
                Revenue, Midwest Physician
                Group Ltd. Project, RB, ETM,
     50,000     7.50%, 11/15/04 ......................      53,893
              Illinois Health Facilities Authority
                Revenue, RB, Series A, FSA,
    863,000     7.60%, 8/15/10 .......................     881,684
              Illinois Health Facilities Authority,
                Evangelical Hospital Association
                Project, RB, ETM,
    435,000     6.60%, 10/1/03 .......................     451,304
              Illinois Health Facilities Authority,
                Midwest Group LTD, RB, ACA,
  2,690,000     5.375%, 11/15/08 .....................   2,833,108
              Illinois Health Facilities Authority,
                Sydney R. Forkosh Memorial
                Hospital, RB, Pre-Refunded @ 100,4
    150,000     7.00%, 7/1/02 ........................     151,267
              Illinois Health Facilities Authority,
                Thorek Hospital & Medical Center,
                RB, ACA,
     55,000     4.55%, 8/15/03 .......................      55,343
              Illinois Health Facilities Revenue
                Authority, Community Hospital of
                Ottawa Project, RB,
    300,000     6.75%, 8/15/14 .......................     310,311
              Illinois Health Facilities Revenue
                Authority, Ravenswood Hospital
                Medical Center Project, RB, ETM,
    120,000     7.25%, 8/1/06 ........................     131,288
              Illinois Industrial Development Finance
                Authority, Rayner & Rinn-Scott Project,
                RB, AMT, LOC:
    160,000     5.65%, 6/1/03 ........................     164,147
    170,000     5.70%, 6/1/04 ........................     176,933
    195,000     6.35%, 6/1/15 ........................     204,214
              Illinois Onterie Center Housing
                Finance Corp., Onterie Center
                Project, RB, MBIA / FHA,
  3,000,000     7.00%, 7/1/12 ........................   3,070,590
              Illinois State Toll Highway Authority,
                RB, Pre-Refunded @ 100 (D),4
    255,000     6.75%, 7/1/06 ........................     279,965
                Illinois State, GO,
  2,000,000     5.50%, 8/1/13 ........................   2,088,300


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Northern Illinois University, Illinois,
                RB, ETM,
  $ 175,000     7.125%, 4/1/05 ....................... $   188,388
              Palatine County, Illinois, Tax
                Increment Revenue, Dundee Road
                Redevelopment Project, Tax
                Allocation Bond, AMBAC,
  1,500,000     5.25%, 1/1/17 ........................   1,547,160
              Palatine County, Multi-family Housing,
                Clover Ridge East Apartments, RB,
                Mandatory Put @ 100, LOC B,C,2
    630,000     4.75%, 6/15/02 .......................     634,467
              Rockford, Illinois, Hospital Facility
                Revenue, Swedish-Amern Hospital
                Association, RB, ETM,
    315,000     7.25%, 4/1/04 ........................     334,735
              Urbana, Illinois, Residential Mortgage
                Revenue, RB, ETM,
  2,045,000     7.30%, 9/1/06 ........................   2,233,406
                                                       -----------
                                                        17,041,644
                                                       -----------
              INDIANA--8.13%
              Columbus, Indiana, Multi-School
                Building Corp., First Mortgage,
                RB, AMBAC,
    285,000     6.25%, 7/1/02 ........................     287,180
              Greater Jasper School Building
                Corporation Industrial, RB, State
                Aid Withholding,
    235,000     5.75%, 1/1/03 ........................     238,725
              Greater Jasper School Building
                Corporation, RB, State Aid
                Withholding,
    235,000     5.75%, 7/1/03 ........................     238,638
              Indiana Bond Bank Revenue, State
                Revolving Fund Program, RB,
  1,500,000     6.00%, 2/1/16 ........................   1,562,040
              Indiana Health Facility Financing
                Authority, Hospital Revenue,
                Community Hospital Improvements
                Project, RB, MBIA,
  2,000,000     6.40%, 5/1/12 ........................   2,046,640
              Indiana Transportation Finance
                Authority Airport Facilities Lease
                Revenue, RB, Series A,
    960,000     6.50%, 11/1/07 .......................     996,422

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Indianapolis, Indiana, Industrial
                Economic Development Authority,
                Knob in the Woods Project, RB,
                Mandatory Put @ 100, AMT, FNMA,2
  $2,440,000    6.375%, 12/1/04 ...................... $ 2,524,741
              La Porte County, Indiana, Hospital
                Authority, La Porte Hospital, Inc.,
                RB, Pre-Refunded @ 102,4
     50,000     6.25%, 3/1/03 ........................      52,718
              Lawrence, Indiana, Multi-Family
                Housing Revenue, Pinnacle
                Apartments Project, RB, Mandatory
                Put @ 100, AMT, FNMA,2
  2,115,000     5.15%, 1/1/08 ........................   2,128,261
              Logansport, Indiana, Multi Purpose
                School Building Corp., RB, State
                Aid Withholding,
    200,000     6.00%, 1/1/09 ........................     205,480
              Michigan City, Indiana, Area Schools
                Participation Certificates, COP,
                AMBAC,
  2,000,000     5.80%, 6/15/04 .......................   2,065,240
              Michigan City, Indiana, Pollution
                Control Revenue, Northern Indiana
                Public Service Co. Project, RB,
  1,825,000     5.70%, 10/1/03 .......................   1,848,105
              Northwest Allen, Indiana, Building
                Corporation, First Mortgage,
                RB, MBIA,
  3,500,000     5.50%, 6/1/15 ........................   3,664,780
              Vigo County, Indiana, Hospital
                Authority, RB, ETM,
     70,000     6.875%, 4/1/04 .......................      74,029
              Wells County, Indiana, Hospital
                Authority Revenue, RB, ETM,
    225,000     7.25%, 4/1/09 ........................     250,949
                                                       -----------
                                                        18,183,948
                                                       -----------
              IOWA--0.32%
              Des Moines, Hospital Revenue
                Authority, Fairview Community,
                Lutheran Hospital, MBIA, ETM,
    475,000     9.50%, 11/15/02 ......................     494,741
              Muscatine, Iowa, Electric Revenue,
                RB, ETM,
    210,000     6.50%, 1/1/04 ........................     220,454
                                                       -----------
                                                           715,195
                                                       -----------


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              KANSAS--1.08%
              Kansas City, Kansas, Hospital
                Revenue, RB, ETM,
  $ 195,000     7.50%, 6/1/04 ........................ $   205,534
              Kansas City, Kansas, Multi-Family,
                Rainbow Heights Apartments,
                RB, FNMA,
  1,155,000     4.95%, 12/1/07 .......................   1,148,832
              Saline County, Kansas, Residential
                Housing Facilities, RB, Series A,
     10,000     9.50%, 10/1/11 .......................      10,002
              Sedgwick County, Kansas, GO,
                Series B,
    500,000     4.70%, 8/1/05 ........................     500,710
              Wichita, Kansas, Hospital Revenue,
                RB, ETM:
    255,000     6.00%, 7/1/04 ........................     265,090
    260,000     7.00%, 3/1/06 ........................     283,515
                                                       -----------
                                                         2,413,683
                                                       -----------
              KENTUCKY--0.62%
              Campbell & Kenton Counties,
                Kentucky, Sanitation District
                Revenue Authority, RB, ETM,
    330,000     6.375%, 8/1/03 .......................     340,187
              Henderson, Kentucky, Electric
                Light & Power Revenue, RB,
     95,000     5.70%, 3/1/03 ........................      95,282
                Kentucky Rural Economic
                Development Authority, Whiting
                Manufacturing Project Co., RB,
                Optional Put @ 100, AMT,
                LOC (B) (C),5
    880,000     5.50%, 12/1/04 .......................     879,472
              Kentucky State, Pollution
                Abatement, Authority Revenue,
                RB, ETM,
     70,000     5.90%, 8/1/03 ........................      71,972
                                                       -----------
                                                         1,386,913
                                                       -----------
              LOUISIANA--0.52%
              Calcasieu Parish, Louisiana,
                Mortgage Revenue Authority, RB,
                Series B,
      5,000     6.375%, 11/1/02 ......................       5,015
              Jefferson Parish, Louisiana, Home
                Mortgage Authority, Single Family
                Mortgage Revenue, RB, Series G-1,
                AMT, GNMA,
     55,000     5.125%, 12/1/10 ......................      56,282

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Louisiana State Health Education
                Authority, Alton Ochsner Medical
                Foundation Issue-A, RB, ETM,
  $ 375,000     8.75%, 5/1/05 ........................ $   407,738
              Louisiana State Health Education
                Authority, Lease Rent Revenue,
                Tulane University Medical Center,
                RB, ETM,
    295,000     7.875%, 7/1/09 .......................     337,291
              Louisiana, East Baton Rouge Parish
                Hospital, RB, ETM,
     25,000     6.20%, 10/1/02 .......................      25,476
              Ouachita Parish, Louisiana, Industrial
                Development Board Incorporated,
                Physicians & Surgeons Medical,
                RB, LOC,
    325,000     4.80%, 8/1/02 ........................     326,914
                                                       -----------
                                                         1,158,716
                                                       -----------
              MAINE--1.26%
              Bucksport, Maine, Solid Waste
                Disposal Revenue, Champ
                International Corp. Project, RB,
    430,000     6.25%, 5/1/10 ........................     439,069
              Maine Finance Revenue Authority,
                Electronic Rate Stabilization,
                RB, AMT, FSA,
  2,270,000     5.20%, 7/1/18 ........................   2,371,333
                                                       -----------
                                                         2,810,402
                                                       -----------
              MARYLAND--0.59%
              Annapolis, Maryland, Economic
                Development, Saint John's
                College Facility, RB,
    175,000     4.60%, 10/1/02 .......................     176,696
              Baltimore County, Maryland,
                Mortgage Revenue, Liberty
                Crossing, RB, GNMA,
    150,000     5.30%, 8/20/06 .......................     155,278
              Baltimore County, Maryland,
                Mortgage Revenue, RB, FHA,
    950,000     6.90%, 8/1/28 ........................     980,087
                                                       -----------
                                                         1,312,061
                                                       -----------


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              MASSACHUSETTS--2.73%
              Massachusetts Educational Loan
                Revenue Authority, RB,
                Series A-Issue D, MBIA,
  $ 135,000     7.75%, 1/1/08 ........................ $   135,641
              Massachusetts State Development
                Finance Agency, Curry College,
                Series A, RB, ACA,
     90,000     4.10%, 3/1/04 ........................      91,457
              Massachusetts State Health &
                Educational Facilities Revenue
                Authority, New England Medical
                Center Hospitals, RB, FGIC,
    500,000     6.625%, 7/1/25 .......................     513,020
              Massachusetts State Health and
                Educational Facilities Authority
                Revenue, RB, Series C, MBIA-IBC,
    160,000     7.375%, 7/1/08 .......................     160,695
              Massachusetts State Housing
                Finance Agency, RB, FNMA,
  2,000,000     6.875%, 11/15/11 .....................   2,044,540
              Massachusetts State Housing
                Finance Agency, Residential
                Development, RB, FNMA,
  3,000,000     6.80%, 11/15/12 ......................   3,064,560
              Massachusetts State Industrial
                Finance Agency, Ames Safety
                Envelope Company, RB, AMT, LOC,
     95,000     5.35%, 9/1/05 ........................      98,739
                                                       -----------
                                                         6,108,652
                                                       -----------
              MICHIGAN--3.33%
              Detroit, Michigan, Water Supply
                System, RB, Pre-Refunded @ 102,
                ETM, FGIC,4
    615,000     6.25%, 7/1/02 ........................     652,054
              Detroit, Michigan, Water Supply,
                RB, ETM,
  1,245,000     8.875%, 1/1/05 .......................   1,364,532
              Dickinson County, Michigan,
                Economic Development Authority,
                Champion International Corp., RB,
    220,000     6.55%, 3/1/07 ........................     227,150
              Lapeer, Michigan, Tax Increment
                Finance Authority, Pre-Refunded
                @ 102 (D),4
    465,000     7.50%, 6/1/02 ........................     476,597

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Michigan Municipal Bond Revenue
                Authority, Wayne County Project,
                GO, ETM, MBIA,
  $ 335,000     7.40%, 12/1/02 ....................... $   346,142
              Michigan State Hospital Finance
                Authority, Saint Joseph Mercy
                Hospital Project, RB, ETM,
     95,000     7.00%, 7/1/05 ........................     101,145
              Michigan State Hospital Financial
                Authority Revenue, St. Joseph
                Mercy Hospital Ann Harbor,
                RB, ETM,
    145,000     9.25%, 7/1/03 ........................     151,663
                Michigan State Housing
                Development Authority, Parkway
                Meadows Project, RB, FSA,
  1,725,000     6.625%, 10/15/06 .....................   1,787,393
              Michigan State Strategic Fund
                Limited, Obligation Revenue,
                United Jewish Project, RB, LOC,
  2,000,000     5.75%, 1/1/12 ........................   1,998,340
              Wayne Charter County, Michigan
                Special Airport Facilities Revenue,
                MESABA Aviation, Inc. Project,
                RB, LOC,
    335,000     7.70%, 8/1/05 ........................     335,891
                                                       -----------
                                                         7,440,907
                                                       -----------
              MINNESOTA--1.80%
              Minneapolis & St. Paul, Minnesota,
                Housing & Redevelopment
                Authority, Health One Obligated Group,
                RB, Series A,
                Pre-Refunded @ 100, MBIA (D):4
    100,000     6.75%, 8/15/02 .......................     101,052
  3,100,000     7.40%, 8/15/02 .......................   3,139,029
              Minneapolis & St. Paul, Minnesota,
                Metropolitan Airport
                Communication, GO, RB,
    400,000     5.20%, 12/1/02 .......................     406,460
              Minnesota State Higher Education
                Facilities Authority Revenue,
                Carleton College, RB,
    165,000     5.625%, 3/1/07 .......................     166,949
              St. Paul, Minnesota, Port Authority,
                Hospital Revenue, RB, ETM,
    210,000     7.75%, 7/1/04 ........................     222,671
                                                       -----------
                                                         4,036,161
                                                       -----------


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              MISSISSIPPI--0.73%
              Business Finance Corporation,
                Landau Uniforms Project, RB, AMT, LOC:
  $ 225,000     5.60%, 9/1/02 ........................ $   227,047
    260,000     5.80%, 9/1/04 ........................     268,177
    265,000     5.90%, 9/1/05 ........................     273,244
              Corinth & Alcorn County, Mississippi
                Magnolia Regional Health Center,
                Series A, RB,
    715,000     4.75%, 10/1/03 .......................     725,017
              Gulfport, Mississippi Hospital
                Facility Revenue, Memorial
                Hospital at Gulfport, RB, ETM,
    130,000     6.25%, 7/1/02 ........................     131,017
                                                       -----------
                                                         1,624,502
                                                       -----------
              MISSOURI--1.07%
              Kansas City, Missouri, Individual
                Development Authority,
                Multi-Family Housing, Jazz Hill
                Homes Project Series B,
                RB, AMT, GIC,
  2,000,000     4.75%, 1/1/05 ........................   1,991,960
              Missouri Freeman Hospital, RB, ETM,
     50,000     6.75%, 8/1/03 ........................      51,730
              Missouri State Housing Development
                Community, Single Family
                Mortgage, RB, AMT, GNMA,
    215,000     6.625%, 12/1/17 ......................     218,425
              St. Louis County, Missouri,
                Single Family Mortgage,
                RB, AMBAC,
    125,000     9.25%, 10/1/16 .......................     131,224
                                                       -----------
                                                         2,393,339
                                                       -----------
              MONTANA--0.46%
              Montana State Higher Education
                Assistance, RB, Series C AMT,
    970,000     5.95%, 12/1/12 .......................   1,030,315
                                                       -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              NEBRASKA--2.64%
              Clay County, Nebraska. Industrial
                Development Revenue, Hybrids
                Cooperative Project, RB, AMT, LOC:
  $ 375,000     4.30%, 3/15/03 ....................... $   378,656
  1,000,000     4.75%, 3/15/09 .......................     981,560
              Fillmore County, Nebraska, Industrial
                Development Revenue, Omalley
                Grain Incorporated Project, RB, AMT,
                LOC:
    155,000     4.20%, 12/1/03 .......................     157,466
    150,000     4.30%, 12/1/04 .......................     152,537
    170,000     4.40%, 12/1/05 .......................     171,375
    175,000     4.50%, 12/1/06 .......................     175,058
    185,000     4.60%, 12/1/07 .......................     183,485
    190,000     4.70%, 12/1/08 .......................     187,602
              Nebhelp Incorporated, Nebraska,
                Student Loan Program,
                RB, MBIA, AMT,
  1,690,000     5.875%, 6/1/14 .......................   1,748,829
              Nebraska Consumers Public Power
                District, Nuclear Facility
                Revenue, RB,
    225,000     5.10%, 1/1/03 ........................     225,538
              Nebraska Investment Finance
                Authority, Multi-Family Housing,
                Old Cheney Apartments, RB,
                Series A, Mandatory Put @
                100, FNMA,2
  1,490,000     5.50%, 12/1/05 .......................   1,548,974
                                                       -----------
                                                         5,911,080
                                                       -----------
              NEVADA--1.04%
              Nevada Housing Division, Single
                Family Mortgage, RB,
                Series A, AMT,
  1,180,000     5.15%, 10/1/14 .......................   1,188,531
              Nevada State Housing Division,
                Multi Unit Housing Revenue,
                RB, Issue A, AMT, FNMA,
     35,000     6.45%, 10/1/04 .......................      35,875
              Nevada State, GO, Series A,
  1,000,000     5.60%, 7/15/06 .......................   1,061,150
              Washoe, Nevada, Housing Finance
                Corporation, Multi-Family Revenue,
                Golden Apartments II,
                RB, MBIA / FHA,
     40,000     6.875%, 7/1/21 .......................      40,635
                                                       -----------
                                                         2,326,191
                                                       -----------


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              NEW HAMPSHIRE--1.52%
              New Hampshire Higher Educational &
                Health Facilities Revenue Authority,
                Elliot Hospital Manchester, RB, ETM,
  $  15,000     6.70%, 10/1/04 ....................... $    15,576
              New Hampshire Higher Educational &
                Health Facilities Revenue Authority,
                Kendal at Hanover Issue, RB, LOC,
  1,000,000     5.80%, 10/1/12 .......................   1,002,330
              New Hampshire Higher Educational &
                Health Facilities Revenue Authority,
                St. Anselm College, RB,
  2,205,000     6.375%, 7/1/23 .......................   2,232,121
              New Hampshire Housing Finance
                Authority, Single Family Housing,
                RB, Series B,
     20,000     7.55%, 7/1/09 ........................      20,020
              New Hampshire State, Housing
                Finance Authority, RB, AMT, LOC,
    130,000     6.125%, 1/1/18 .......................     130,182
                                                       -----------
                                                         3,400,229
                                                       -----------
              NEW JERSEY--1.74%
              Hudson County, New Jersey,
                Improvement Authority, Solid
                Waste System Revenue, RB,
                Pre-Refunded @ 102,4
    160,000     7.10%, 1/1/03 ........................     168,437
              Middletown Township, New Jersey,
                Improvement, GO, FGIC,
    250,000     6.80%, 8/1/03 ........................     254,767
              New Jersey Economic Development
                Authority Revenue Adjusted,
                Reformed Church, RB, Series B,
  2,220,000     4.95%, 12/1/28 .......................   2,219,956
              New Jersey State Transportation
                Corporation, Capital Grant
                Anticipation Notes, RB,
                Series A, AMBAC,
  1,250,000     4.50%, 2/1/04 ........................   1,252,000
              New Jersey State Turnpike Authority,
                RB, ETM, MBIA,
      5,000     10.375%, 1/1/03 ......................       5,285
                                                       -----------
                                                         3,900,445
                                                       -----------

See Notes to Financial Statements.
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SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              NEW MEXICO--2.53%
              Albuquerque, New Mexico, Class B-2,
                CMO, FGIC,1
  $1,056,000    0.00%, 5/15/11 ....................... $   545,604
              Albuquerque, New Mexico, Industrial
                Development Revenue, MCT
                Industries Incorporated Project,
                RB, Series A, AMT,
  4,330,000     6.50%, 4/1/17 ........................   4,411,404
              Clovis, New Mexico, Hospital
                Revenue, RB, ETM,
    420,000     7.375%, 8/1/03 .......................     436,460
              Farmington, New Mexico, Municipal
                School District, GO,
    155,000     5.00%, 9/1/03 ........................     155,347
              Taos County, New Mexico, Local
                Hospital Gross, RB, Series B,
                Asset Guaranty,
    110,000     5.00%, 5/15/02 .......................     110,137
                                                       -----------
                                                         5,658,952
                                                       -----------
              NEW YORK--0.30%
              New York State Dormitory Authority
                Revenues, Capital Appreciation, RB,
                Series C, FSA A,
    340,000     0.00%, 7/1/04 ........................     310,212
              Onondaga County, New York,
                Industrial Development Agency,
                Lemoyne College Project, RB,
                Series A,
    190,000     5.00%, 3/1/03 ........................     193,599
              UFA Development Corp., New York,
                Loretto Utica Project, RB, FHA,
     40,000     5.15%, 7/1/03 ........................      40,020
              Yates County, New York, Industrial
                Development Agency, Soldiers &
                Sailors Memorial Hospital, RB,
                Series A, FHA,
    110,000     5.00%, 2/1/09 ........................     116,780
                                                       -----------
                                                           660,611
                                                       -----------
              NORTH CAROLINA--0.14%
              North Carolina Medical Care
                Community Hospital, Duke
                University Hospital Project,
                RB, ETM,
    250,000     6.70%, 7/1/03 ........................     257,563
              Surry County, North Carolina, Industrial
                Facilities & Pollution Control
                Financing Revenue Authority,
                Weyerhaeuser Company Project, RB,
     45,000     9.25%, 12/1/02 .......................      45,780
                                                       -----------
                                                           303,343
                                                       -----------
              NORTH DAKOTA--0.08%
              Minot, North Dakota, Health Care
                Facilities, RB, ETM,
  $ 155,000     6.50%, 9/1/07 ........................ $   168,110
                                                       -----------
              OHIO--1.91%
              Bowling Green, Ohio, Multi-Family
                Revenue, Village Apartments,
                RB, GNMA,
    380,000     4.75%, 8/20/11 .......................     370,432
              Cuyahoga County, Ohio Individual
                Development Revenue, Chippewa,
                RB, FHA,
    250,000     6.60%, 8/1/15 ........................     258,360
              Dayton, Ohio Hospital Revenue,
                Good Samaritan, RB, ETM,
    485,000     6.00%, 12/1/05 .......................     509,090
              Elyria, Ohio, Hospital Revenue,
                RB, ETM,
     85,000     6.80%, 4/1/03 ........................      88,415
              Franklin County, Ohio, Individual
                Development, Columbus College
                Art & Design, RB, LOC,
  1,310,000     6.00%, 9/1/13 ........................   1,316,353
              Franklin County, Ohio, Multi-Family
                Revenue, Lincoln Park Project,
                RB, AMT, GNMA,
    425,000     5.65%, 4/20/13 .......................     430,287
              Lucas County Hospital, Ohio,
                Riverside Hospital Project, RB, ETM,
     25,000     6.95%, 8/1/04 ........................      26,409
              Lucas County, Ohio, Mercy Hospital
                Project, RB, ETM,
    475,000     6.00%, 9/1/04 ........................     497,102
              Mason, Ohio, Health Care Facilities,
                MCV Health Care Facilities Project,
                RB, GNMA,
     45,000     5.25%, 2/20/20 .......................      44,893
              Middletown, Ohio, Improvement
                Revenue, RB, ETM,
     20,000     6.375%, 4/1/06 .......................      21,627
              Ohio Housing Finance Agency,
                Single Family Mortgage, RB,
                Series A, BIGI,
    305,000     5.75%, 4/1/16 ........................     306,281
              Ohio State Building Authority,
                Columbus State Office Building,
                RB, Pre-Refunded @ 100,4
     85,000     10.125%, 4/1/03 ......................      90,359

See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Ohio State Water Development
                Authority, Akron Ohio Project,
                RB, ETM,
  $ 230,000     8.00%, 12/1/04 ....................... $   250,199
              Ohio State Water Development
                Authority, Pollution Control
                Facilities Revenue, Republic Steel
                Project, RB, ETM,
     55,000     6.375%, 6/1/07 .......................      59,617
                                                       -----------
                                                         4,269,424
                                                       -----------
              OKLAHOMA--2.49%
              Bryan County, Oklahoma, Economic
                Development Revenue Authority,
                Single Family Mortgage, RB,
                Series A,
     55,000     8.60%, 7/1/10 ........................      49,207
              Canadian County, Oklahoma, Home
                Finance Authority, Single Family
                Mortgage Revenue, Mortgage
                Backed Securities Program,
                RB, Series B, AMT, GNMA,
  1,255,000     5.50%, 9/1/14 ........................   1,286,086
              Comanche County, Oklahoma, Home
                Finance Authority Mortgage
                Revenue, Multi-Family FHA
                Diplomat, RB, FNMA/FHA,
    560,000     5.20%, 12/1/13 .......................     569,671
              Oklahoma City, Oklahoma, Hospital
                Revenue, RB, ETM,
    275,000     6.40%, 2/1/05 ........................     290,977
              Oklahoma Environmental Finance,
                Public Service Company of
                Oklahoma, RB,
  1,000,000     5.90%, 12/1/07 .......................   1,000,870
              Oklahoma State Industrial Authority
                Revenue, Presbyterian Hospital,
                RB, ETM,
    275,000     6.25%, 10/1/02 .......................     280,297
              Oklahoma State Industrial Authority,
                Baptist Medical Center, RB, ETM,
    230,000     7.00%, 7/1/03 ........................     237,130
              Oklahoma State Turnpike Revenue
                Authority, RB, ETM,
    105,000     4.70%, 1/1/06 ........................     108,980
              Ponca City, Oklahoma, Hospital
                Revenue Authority, RB, ETM,
     70,000     7.625%, 4/1/03 .......................      72,304
              Stillwater, Oklahoma, Medical Center
                Authority, ETM,
    150,000     6.30%, 1/1/04 ........................     156,381


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Tulsa County, Oklahoma, Individual
                Authority Health Care Revenue,
                St. Francis Hospital, Inc., RB
                Series B, Mandatory Put @ 100,2
  $ 750,000     5.15%, 12/15/03 ...................... $   771,510
              Tulsa Oklahoma, Tulsa Individual
                Authority Revenue, Doctors
                Medical Center Project, RB,
                Pre-Refunded @ 100,4
    195,000     6.625%, 10/1/03 ......................     204,900
              Tulsa, Oklahoma, Tulsa Industrial
                Revenue Authority, Hillcrest
                Medical Center, RB, ETM,
    500,000     6.50%, 4/1/07 ........................     544,725
                                                       -----------
                                                         5,573,038
                                                       -----------
              PENNSYLVANIA--13.32%
              Allegheny County, Pennsylvania,
                Hospital Development Authority
                Revenue, Allegheny General
                Hospital, RB, ETM,
    135,000     6.75%, 5/1/04 ........................     139,162
              Allegheny County, Pennsylvania,
                Hospital Development Authority,
                North Hills Passavant Hospital,
                RB, ETM,
     85,000     6.75%, 7/1/05 ........................      90,203
              Allegheny County, Pennsylvania,
                Residential Finance Mortgage
                Revenue Authority, Single Family
                Mortgage, RB, Series DD-2,
                AMT, GNMA,
    135,000     4.80%, 11/1/07 .......................     138,955
              Allegheny County, Pennsylvania,
                Sanitation Authority, Sewer
                Revenue, RB, ETM,
    280,000     6.80%, 7/1/03 ........................     290,674
              Allegheny Valley, Pennsylvania,
                School District, GO, ETM,
     45,000     6.00%, 12/1/03 .......................      46,427
              Baldwin Whitehall, Pennsylvania,
                School Building Revenue Authority,
                RB, Partially Pre-Refunded
                $7,610,000 to 11/15/03 @ 100,
                Balance ETM (D),4
     60,000     6.70%, 11/15/03 ......................      64,307
              Beaver County, Pennsylvania,
                Industrial Development & Pollution
                Control Revenue Authority, RB,
    335,000     6.00%, 5/1/07 ........................     335,332

See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Bensalem Township, Pennsylvania,
                Water & Sewer Authority, RB, ETM,
  $  10,000     5.70%, 11/1/02 ....................... $    10,203
              Blairsville-Saltsburg, Pennsylvania,
                School District, GO, ETM, AMBAC,
    100,000     9.00%, 5/15/03 .......................     103,972
              Bucks County, Pennsylvania, Saint
                Mary's Hospital Authority, RB, ETM,
    360,000     6.625%, 7/1/04 .......................     379,944
              Bucks County, Pennsylvania, Water &
                Sewer Authority Revenue, Collection
                Sewer System, RB, FGIC,
    750,000     5.375%, 12/1/13 ......................     764,947
              Butler, Pennsylvania, Area Sewer
                Authority, Sewer Revenue, RB,
                Pre-Refunded @ 100,4
    515,000     7.25%, 1/1/04 ........................     549,742
              California, Pennsylvania, Area School
                Building, MBIA, ETM,
     20,000     5.75%, 5/15/03 .......................      20,284
              Chester County, Health & Education
                Facility, Immaculata College, RB:
    230,000     4.75%, 10/15/02 ......................     231,677
    215,000     4.85%, 10/15/03 ......................     219,214
    270,000     4.90%, 10/15/04 ......................     273,802
              Chester County, Pennsylvania,
                Hospital Authority, RB, ETM,
     25,000     7.50%, 7/1/09 ........................      28,311
              Clearfield, Pennsylvania, Hospital
                Revenue Authority, Clearfield
                Hospital Project, RB,
    280,000     6.875%, 6/1/16 .......................     283,494
              Dauphin County, Pennsylvania,
                General Authority, RB,
  1,220,000     6.70%, 6/1/26 ........................   1,224,099
              Delaware County, Pennsylvania,
                Authority University Revenues,
                Villanova University RB, ETM,
     45,000     9.625%, 8/1/02 .......................      45,890
              Erie County, Pennsylvania, Hospital
                Authority Revenue, Hamot Medical
                Center Project, RB, ETM,
    670,000     6.90%, 1/1/05 ........................     712,552
              Hampton Township, Pennsylvania, GO,
     30,000     6.30%, 6/1/02 ........................      30,091
              Hazleton, Pennsylvania, Health
                Services, Authority Hospital, RB,
                Pre-Refunded @ 102 (D),4
  2,045,000     8.375%, 1/1/03 .......................   2,168,498


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Langhorne Manor Borough,
                Pennsylvania, Higher Education &
                Health Revenue Authority, Woods
                Schools, Partially Pre-Refunded:
                $600,000 to 11/15/02 @ 100 (D),4
  $ 240,000     6.60%, 11/15/02 ...................... $   240,862
              Ligonier, Pennsylvania, Municipal
                Water Revenue Authority, RB,
     95,000     6.30%, 4/15/06 .......................      95,364
              Mifflin County, Pennsylvania,
                Hospital Authority, RB,
                Asset Guaranty,
    350,000     5.20%, 7/1/03 ........................     360,976
              Monroe County, Pennsylvania,
                Hospital Authority Revenue,
                RB, ETM,
     80,000     6.625%, 11/15/04 .....................      84,849
              Montgomery County, Higher
                Education Authority, Waverly
                Heights Project, RB,
    150,000     5.00%, 1/1/03 ........................     150,082
              Montgomery County, Pennsylvania,
                Industrial Development Authority,
                ECRI Project, RB,
    255,000     6.40%, 6/1/03 ........................     255,987
              Montour, Pennsylvania, School
                Authority, RB, ETM, MBIA,
      5,000     6.40%, 12/1/02 .......................       5,071
              North Allegheny, Pennsylvania, Joint
                School Authority, RB,
                Pre-Refunded @ 100 (D),4
    805,000     6.25%, 6/1/03 ........................     825,544
              Northampton County, Pennsylvania,
                Hospital Authority, RB, ETM,
     60,000     7.50%, 7/1/02 ........................      60,598
                Pennsylvania Economic
                Development Financing Revenue
                Authority, Dr. Gertrude A. Barber
                Center Incorporated, RB,
  1,000,000     6.15%, 12/1/20 .......................   1,000,490
              Pennsylvania Housing Finance
                Agency, Single Family Mortgage,
                RB, Series 65A, AMT,
    355,000     4.80%, 10/1/22 .......................     362,043
              Pennsylvania Housing Finance
                Authority, Rental Housing, RB,
                FNMA/FHA,
  2,000,000     5.45%, 7/1/06 ........................   2,074,720

See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Pennsylvania Intergovernmental Corp.
                Authority, Special Tax Bond,
                ETM, FGIC,
  $ 385,000     6.00%, 6/15/02 ....................... $   387,125
              Pennsylvania State Finance Authority,
                Municipal Capital Imports Program,
                RB, Investment Agreement,
  1,825,000     6.60%, 11/1/09 .......................   1,955,068
              Pennsylvania State Finance Authority,
                School Revenue, Cornell School
                District, RB, Series A, ETM,
    315,000     6.00%, 9/1/02 ........................     319,303
              Pennsylvania State Higher
                Educational Facilities Authority,
                College & University Revenue,
                University of the Arts, RB, RADIAN,
    245,000     5.20%, 3/15/10 .......................     245,762
              Pennsylvania State Higher Educational
                Facilities Authority, College &
                University Revenue, University of The
                Arts, RB, RADIAN:
    265,000     5.25%, 3/15/11 .......................     265,753
    265,000     5.30%, 3/15/12 .......................     265,673
              Pennsylvania State Higher
                Educational Facilities Authority,
                LaSalle College, RB, ETM,
    110,000     9.50%, 5/1/03 ........................     110,023
              Pennsylvania State University, RB,
                Pre-Refunded @ 102,
                GO of Institution,4
  1,000,000     5.50%, 8/15/02 .......................   1,026,570
              Pennsylvania State, Highway, GO:
    185,000     4.50%, 2/1/03 ........................     185,858
    220,000     4.50%, 10/1/03 .......................     221,529
              Philadelphia, Pennsylvania, Hospital
                and Higher Educational Facilities
                Authority, Frankford Hospital, RB,
                Series A, ETM,
     90,000     6.00%, 6/1/23 ........................      92,514
              Philadelphia, Pennsylvania,
                Redevelopment Authority,
                Multi-Family Housing Revenue,
                Schuylkill Apartments Project,
                RB, AMT,
  1,000,000     5.10%, 12/1/03 .......................   1,001,390
              Philadelphia, Pennsylvania, Municipal
                Revenue Authority, RB, Series D,
  1,940,000     6.00%, 7/15/03 .......................   1,984,445
              Pittsburgh, Illinois, Urban
                Redevelopment Authority,
                Hazlewood Project, RB,
                MBIA / FHA,
     60,000     5.40%, 1/1/22 ........................      60,022


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Pittsburgh, Pennsylvania, Water &
                Sewer Authority, RB, ETM, FGIC,
  $ 425,000     7.625%, 9/1/04 ....................... $   454,469
              Ridgeway, Pennsylvania, Area
                School Revenue Authority, RB,
                ETM,
     10,000     6.25%, 6/15/02 .......................      10,057
              Sayre Boro, Pennsylvania, Hospital
                Authority, RB, AMBAC, ETM,
     75,000     6.90%, 11/1/02 .......................      76,965
              Sayre, Pennsylvania, Health Care
                Facilities Authority, Capital Asset
                Finance Program, RB, Series H-2,
                AMBAC,
    870,000     7.625%, 12/1/15 ......................     882,815
              Southeastern Pennsylvania,
                Transportation Authority, PA Lease
                Revenue, RB,
     35,000     5.75%, 12/1/04 .......................      35,105
              St Mary Hospital Authority,
                Langhorne, Pennsylvania Hospital
                Revenue, Franciscan Health, RB,
                Series A, BIG,
  1,770,000     7.00%, 6/15/15 .......................   1,790,355
              Uniontown Area, Pennsylvania,
                School Authority, RB, ETM,
     45,000     6.30%, 10/1/02 .......................      45,862
              Washington County, Pennsylvania,
                Hospital Revenue Authority,
                Canonsburg General Hospital
                Project, RB, Pre-Refunded @ 102,4
  1,690,000     7.35%, 6/1/03 ........................   1,800,120
              Wayne Pike, Pennsylvania, Joint
                School Authority, RB, MBIA, ETM,
    620,000     6.00%, 12/1/07 .......................     628,959
              Wilkes-Barre, Pennsylvania, General
                Municipal Authority, Misericordia
                College, RB, Series B,
  1,025,000     7.75%, 12/1/12 .......................   1,059,173
              Woodward Township, Pennsylvania
                Sewer & Water Authority,
                Sewer Revenue, RB, RADIAN,
    350,000     5.15%, 9/1/02 ........................     350,851
              York County, Industrial Development
                Authority, Fox Ridge Personal Care
                Facility, RB, Series A,
                Pre-Refunded @ 100 (D),4
    115,000     9.50%, 10/1/02 .......................     118,563
              York, Pennsylvania, Housing
                Redevelopment Mortgage Corp.,
                RB, Series A,
    745,000     6.875%, 11/1/09 ......................     754,320
                                                       -----------
                                                        29,797,015
                                                       -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

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Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              RHODE ISLAND--0.52%
              Rhode Island State Industrial Facilities
                Corporation, Industrial Development
                Revenue, Building Authority Program,
                AKL Project, RB, AMT:
  $ 175,000     4.70%, 4/1/05 ........................ $   177,924
    190,000     4.80%, 4/1/06 ........................     192,744
    185,000     4.90%, 4/1/07 ........................     186,828
    160,000     5.00%, 4/1/08 ........................     161,379
    210,000     5.10%, 4/1/09 ........................     211,426
    225,000     5.20%, 4/1/10 ........................     226,645
                                                       -----------
                                                         1,156,946
                                                       -----------
              SOUTH CAROLINA--0.92%
              Fairfield County, South Carolina,
                Pollution Control Revenue, South
                Carolina Electric & Gas Company, RB,
     50,000     6.50%, 9/1/14 ........................      52,093
              South Carolina State Housing Finance
                & Development Authority,
                Multi-Family Housing, Bryton Point
                Apartments Project, RB, Mandatory
                Put @ 100, FNMA,2
  1,700,000     5.70%, 6/1/05 ........................   1,736,193
              South Carolina, Medical University
                Harborview Office, COP,
    270,000     7.375%, 1/1/04 .......................     279,968
                                                       -----------
                                                         2,068,254
                                                       -----------
              SOUTH DAKOTA--0.10%
              South Dakota, State Health &
                Educational Facilities Authority,
                Rapid City Regional Hospital
                Project, RB, ETM,
    100,000     7.75%, 9/1/07 ........................     112,563
              South Dakota, State Health &
                Educational Facilities Authority,
                Saint Joseph Hospital, RB, ETM,
    105,000     5.95%, 7/1/02 ........................     105,755
                                                       -----------
                                                           218,318
                                                       -----------
              TENNESSEE--1.83%
              Bristol, Tennessee, Health &
                Educational Facilities, RB, ETM,
    180,000     6.90%, 1/1/07 ........................     196,306
              Nashville & Davidson County,
                Tennessee, Industrial Development
                Board Revenue, Multi-Family
                Mortgage, RB, FHA,
     40,000     6.25%, 7/1/02 ........................      40,056


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Nashville & Davidson County,
                Tennessee, Industrial Development
                Board Revenue, Pebble Creek,
                RB, FHA,
  $  20,000     6.25%, 7/1/02 ........................ $    20,030
              Shelby County, Health & Educational
                Authority, Multi-Family Housing,
                Windsor Apartments, RB,
                Asset Guaranty,
    225,000     6.00%, 10/1/02 .......................     225,742
              Shelby County, Tennessee, Health
                Educational & Housing Facilities
                Board Revenue, Arbors of
                Germantown Project, RB,
                Mandatory Put @ 100,2
  3,505,000     4.75%, 7/1/04 ........................   3,505,000
              Shelby County, Tennessee,
                Multi-Family Housing, Windsor
                Apartments, RB, Series A,
                Asset Guaranty,
    100,000     6.50%, 10/1/07 .......................     102,480
                                                       -----------
                                                         4,089,614
                                                       -----------
              TEXAS--7.02%
              Abilene, Texas, Waterworks and
                Sewer System, CTFS Obligation, GO:
  1,250,000     4.50%, 2/15/08 .......................   1,250,350
  1,100,000     4.60%, 2/15/09 .......................   1,100,220
              Collin County, Texas, Community
                College, RB, AMBAC,
     25,000     5.15%, 2/1/07 ........................      25,457
              Collin County, Texas, Housing
                Financial Corporation, Multi-Family,
                Preston Bend Apartments Project,
                RB, AXA (B),
    930,000     6.50%, 9/1/22 ........................     932,585
              Harris County, Health Facilities
                Development Corp., Memorial
                Hospital System Project, RB,
    895,000     7.125%, 6/1/15 .......................     925,099
              Harris County, Texas, Housing Finance
                Corporation, Single Family
                Mortgage Revenue, RB, Series A,
    370,000     7.75%, 9/1/14 ........................     370,041
              Harris County, Texas, Toll Road, RB,
                AMBAC,
  1,230,000     5.30%, 8/15/13 .......................   1,277,170
              Houston, Housing Finance Corp.,
                Texas, Series A-1, RB,
    120,000     8.00%, 6/1/14 ........................     125,302
              Houston, Texas, Sewer Systems,
                RB, ETM,
    300,000     5.40%, 10/1/04 .......................     312,162

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Panhandle-Plains, Texas, Higher
                Education Authority, Student
                Loan Revenue, RB, AMT,
  $ 380,000     5.55%, 3/1/05 ........................ $   391,905
              Port Arthur, Texas Housing Finance
                Corporation Mortgage Revenue,
                FHA UDAG Projects, RB,
                Series A, FHA,
    820,000     6.40%, 1/1/28 ........................     846,593
              Southeast, Texas, Housing Finance
                Corporation, Capital Appreciation,
                Pre-Refunded @ 36.127 RB,
                Series B (A) (D),4
  1,100,000     0.00%, 12/1/02 .......................     393,030
              Texas Gulf Coast Waste Disposal
                Authority, Atlantic Richfield
                Company Project, RB,
                Pre-Refunded @ 100,4
    295,000     6.50%, 8/1/03 ........................     308,664
              Texas Sabine River Authority, RB,
                Series A,
    500,000     6.875%, 9/1/08 .......................     509,900
              Texas St Affordable Housing
                Corporation, Multi-Family Housing
                Revenue, American Opportunity
                Housing Portfolio, RB, MBIA,
  3,800,000     4.05%, 9/1/07 ........................   3,802,356
              Texas State Department Housing &
                Community Affairs, Multi-Family
                Housing, Meadow Ridge Apartments
                Project, RB, AMT, FNMA,
    915,000     5.05%, 8/1/08 ........................     918,825
              Texas State Public Finance Authority
                Building Revenue, Texas State
                Technical College, RB, MBIA,
    765,000     6.10%, 8/1/04 ........................     802,692
              Texas Water Resident Finance
                Authority Revenue Refunding, RB,
                AMBAC,
    320,000     4.60%, 8/15/08 .......................     325,581
              Travis County, Texas, Housing Finance
                Corporation, Multi-Family Housing
                Revenue, Broadmoor Apartments
                Project, RB, AMT, FSA,
    725,000     5.70%, 6/1/06 ........................     754,065
              Washington County, Washington,
                Health Facilities Development
                Corporation, Trinity Community
                Medical Center, RB, ACA,
    320,000     4.60%, 6/1/02 ........................     320,598
                                                       -----------
                                                        15,692,595
                                                       -----------


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              UTAH--0.29%
              Intermountain Power Agency, Utah,
                Power Supply Revenue, RB,
                Series A, ETM, MBIA,
  $ 250,000     6.15%, 7/1/14 ........................ $   283,045
              Ogden City, Utah, Housing Finance
                Corporation, Section 8 Assisted
                Project, RB, Series A, FNMA,
    175,000     5.50%, 7/1/05 ........................     175,787
              Salt Lake City, Utah, Industrial
                Development, Hermes Associates
                Project, RB, LOC,
    185,000     5.90%, 9/1/02 ........................     186,765
                                                       -----------
                                                           645,597
                                                       -----------
              VERMONT--0.53%
              University Vermont & State
                Agriculture College Housing
                Dining & Standard Service, RB,
                Series 1973A, GO of Institution,
  1,170,000     5.80%, 7/1/13 ........................   1,189,773
                                                       -----------
              VIRGINIA--2.14%
              Alexandria Redevelopment & Housing
                Authority, Multi-Family Housing,
                United Dominion-Parkwood Court,
                RB, AMT,
  2,245,000     6.625%, 5/1/24 .......................   2,278,967
              Suffolk, Virginia, Redevelopment and
                Housing Authority, Multi-Family
                Housing Revenue, Brooke Ridge
                LLC, RB, ACA,
  1,700,000     5.25%, 10/1/18 .......................   1,672,392
              Virginia State Housing Development
                Authority, Multi-Family Mortgage,
                RB, Series A,
     45,000     6.125%, 11/1/09 ......................      45,058
              Virginia State Public School
                Authority, RB,
    500,000     6.25%, 1/1/04 ........................     514,325
              Virginia State, Water & Sewer
                Systems Revenue, RB, Series B,
    275,000     8.70%, 11/1/11 .......................     284,237
                                                       -----------
                                                         4,794,979
                                                       -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              WASHINGTON--2.06%
              Washington State Housing Finance
                Authority, Nonprofit Housing
                Revenue, Taxable RB,
                Series B, ACA,
  $1,350,000    6.50%, 7/1/08 ........................ $ 1,399,585
              Washington State Housing Finance
                Communication, Multi-Family
                Revenue, Alderbrook Apartments
                Project, RB, Series A, Mandatory
                Put @ 100, AMT,2
  3,000,000     4.90%, 7/1/05 ........................   2,959,170
              Washington State Housing Finance,
                Single Family Program, RB,
                Series 4N, GNMA/FNMA,
     95,000     5.55%, 12/1/16 .......................      96,558
              Washington State Public Power
                Supply, System Nuclear Project
                No. 2 Revenue, RB, ETM,
    155,000     6.40%, 7/1/04 ........................     161,893
                                                       -----------
                                                         4,617,206
                                                       -----------
              WEST VIRGINIA--0.46%
              West Virginia State Board of
                Regents, RB, ETM,
    240,000     6.00%, 4/1/04 ........................     250,795
              West Virginia State, GO,
    150,000     5.25%, 6/1/02 ........................     150,443
              Wood County, West Virginia, Building
                Community, Saint Joseph's Hospital
                Parkersburg, RB, AMBAC, ETM,
    580,000     6.625%, 1/1/06 .......................     624,445
                                                       -----------
                                                         1,025,683
                                                       -----------
              WYOMING--0.18%
              Green River-Sweetwater County,
                Wyoming, Joint Powers Board, RB,
                Series B, FSA,
    360,000     4.50%, 3/1/14 ........................     360,605
                Wyoming State Community
                Development Authority, Single
                Family Mortgage, RB, Series B, AMT,
     45,000     8.00%, 6/1/08 ........................      45,041
                                                       -----------
                                                           405,646
                                                       -----------
TOTAL MUNICIPAL BONDS
   (Cost $216,956,723) ...............................  218,799,681
                                                       -----------


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              TAX-EXEMPT ASSET-BACKED SECURITIES--0.12%
              FHA Insured Trust, Series 1996-1,
  $ 268,865     Class A-1, ........................... $   269,698
                                                       -----------
              CASH EQUIVALENT--4.05%
              Provident Institutional Municipal
  9,059,278     Cash Fund, ...........................   9,059,278
                                                       -----------
TOTAL INVESTMENTS
   (Cost $226,284,469) ............. 102.00%          $228,128,657
LIABILITIES IN EXCESS OF
   OTHER ASSETS ....................  (2.00)            (4,462,233)
                                     ------           ------------
NET ASSETS ......................... 100.00%          $223,666,424
                                     ======           ============

--------------------------------------------------------------------------------
1 Zero Coupon Security.
2 Mandatory Put/Tender Security. The mandatory put/tender date is shown as the maturity date on the Schedule of Investments.
3 Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect as of April 30, 2002.
4 Pre-Refunded Security. The pre-refunded date is shown as the maturity date on the Schedule of Investments.
5 Optional Put Security. The optional put date is shown as the maturity date on the Schedule of Investments.
Abbreviations:
AMT   --Income from security may be subject to alternative minimum tax.
CMO   --Collateralized Mortgage Obligations
COP   --Certificate of Participation
ETM   --Escrowed to Maturity
GO    --General Obligation
LOC   --Letter of Credit
RB    --Revenue Bond
The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments.
ACA   --American Capital Access
AMBAC --AMBAC Indemnity Corp.
BIGI  --Bond Investors Guaranty Insurance
FGIC  --Financial Guaranty Insurance Company
FHA   --Federal Housing Administration
FNMA  --Federal National Mortgage Association
FSA   --Financial Security Assurance
GIC   --Guaranteed Investment Corp.
GNMA  --Government National Mortgage Association
HUD   --Housing & Urban Development
MBIA  --Municipal Bond Investors Assurance

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              ASSET-BACKED SECURITIES--11.49%
              Aames Mortgage Trust,
                Series 1998-C, Class A4F,
  $8,120,000    6.268%, 1/15/27 ...................... $ 8,384,168
              Chase Manhattan Auto Owner Trust,
                Series 2000-A, Class A4,
  11,710,000    6.26%, 6/15/07 .......................  12,236,715
              CNH Equipment Trust,
                Series 2000-A, Class A4,
    771,000     7.34%, 2/15/07 .......................     808,895
              Copelco Capital Funding Corp.,
                Series 1999-B, Class A4,
  2,534,000     6.90%, 12/18/04 ......................   2,631,549
              Copelco Capital Funding Corp.,
                Series 2000-A, Class A4,
     33,000     7.22%, 8/18/05 .......................      34,800
              GMAC Mortgage Corp. Loan Trust,
                Series 2001-HE2, Class IIA4,
  8,035,000     6.37%, 9/25/31 .......................   8,356,792
              Green Tree Home Improvement
                Loan Trust, Series 1998-D,
                Class HIB1,
  8,037,000     7.70%, 6/15/29 .......................   8,158,576
              Green Tree Home Improvement
                Loan Trust, Series 1998-E,
                Class HIB1,
  4,665,000     7.79%, 2/15/15 .......................   4,696,881
              Green Tree Home Improvement
                Loan Trust, Series 1999-E,
                Class B1,
  5,938,000     10.34%, 3/15/15 ......................   6,181,903
              Heller Equipment Asset Receivables
                Trust, Series 1999-2, Class A4,
  2,118,000     6.79%, 3/14/07 .......................   2,111,041
              Honda Auto Receivables Owner Trust,
                Series 2001-3, Class A4,
  2,025,000     3.96%, 2/19/07 .......................   2,027,182
              Household Automotive Trust,
                Series 2000-2, Class A4,
  7,825,000     7.43%, 4/17/07 .......................   8,313,086
              Midland Funding Corp., Inc.,
                Series C-94,
    552,722     10.33%, 7/23/02 ......................     557,588
              New Century Home Equity
                Loan Trust, Series 1999-NCB,
                Class A3,
  8,490,000     7.19%, 3/25/26 .......................   8,720,798
              Nissan Auto Lease Trust,
                Series 2001-A, Class A4,
  4,635,000     3.27%, 6/15/04 .......................   4,606,031



  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Residential Asset Securities, REMIC,
                Series 2000-KS1, Class AI6,
  $1,985,000    7.905%, 2/25/31 ...................... $ 2,139,073
              Ryder Vehicle Lease Trust,
                Series 1999-A, Class A5,
  7,791,000     7.13%, 10/15/06 ......................   8,261,768
              The Money Store Home Equity
                Trust, Series 1997-A, Class A9,
  6,294,109     7.235%, 5/15/28 ......................   6,567,685
                                                       -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $91,282,815) ................................  94,794,531
                                                       -----------
              CORPORATE OBLIGATIONS--33.43%
              Aetna Inc.,
  6,420,000     6.97%, 8/15/36 .......................   6,727,037
              Agfirst Farm Credit Bank, 144A,
  11,480,000    8.393%, 12/15/16 .....................  12,176,411
              America West Airlines, Series 99-1,
  3,021,551     7.93%, 1/2/19 ........................   3,140,418
              American General Corp., 144A,
  8,785,000     8.125%, 3/15/46 ......................   9,917,615
              American General Institute, 144A,
  9,125,000     7.57%, 12/1/45 .......................   9,703,251
              Arcell Finance Ltd., 144A,
  9,685,000     5.984%, 2/1/09 .......................   9,693,994
              Archstone Community Trust,
  20,095,000    7.20%, 4/15/03 .......................  20,756,427
              Autopista Del Maipo, 144A,
  10,410,000    7.373%, 6/15/22 ......................  10,478,914
              BAE Systems Asset Trust, 144A:
  9,794,516     7.156%, 12/15/11 .....................  10,272,502
  3,959,978     6.664%, 9/15/13 ......................   4,127,790
              BFC Finance, Series 1996-A,
  6,500,000     7.375%, 12/1/17 ......................   6,440,785
              CIT Group Inc.:
  2,290,000     7.375%, 4/2/07 .......................   2,239,492
  1,425,000     7.75%, 4/2/12 ........................   1,410,920
              Cleveland Electric Illuminating,
  7,587,000     7.43%, 11/1/09 .......................   8,220,166
              Credit Suisse First Boston
                USA, Inc.,
  8,645,000     6.50%, 1/15/12 .......................   8,557,357
              Dynex Capital,
  1,667,000     7.875%, 7/15/02 ......................   1,679,096
              Eastern Energy,
  8,060,000     6.75%, 12/1/06 .......................   8,492,669

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Energy East Corp.,
  $ 165,000     7.75%, 11/15/03 ...................... $   169,300
              ERAC USA Finance Co., 144A,
  1,110,000     8.25%, 5/1/05 ........................   1,192,333
              First American Financial,
  7,592,000     7.55%, 4/1/28 ........................   6,327,484
              Florida Windstorm, Series MBIA,
  5,790,000     6.85%, 8/25/07 .......................   6,063,803
              Ford Motor Credit Co.,
  13,420,000    6.875%, 2/1/06 .......................  13,594,675
              General Electric Capital Corp., MTN-A,
  8,530,000     5.875%, 2/15/12 ......................   8,361,029
              Health Care Services Corp., 144A,
  9,455,000     7.75%, 6/15/11 .......................   9,601,779
              ING Capital Funding Trust III,2
  2,805,000     8.439%, 12/30/10 .....................   3,106,958
              Nationwide CSN Trust, 144A,
  9,000,000     9.875%, 2/15/25 ......................   9,269,730
              Ohio National Life Insurance, 144A,
  3,055,000     8.50%, 5/15/26 .......................   3,135,120
              Pacificorp,
  8,635,000     6.90%, 11/15/11 ......................   8,909,040
              Pemex Finance, Series 2A1,
                Class A2,
  16,929,000    6.55%, 2/15/08 .......................  17,266,903
              PP&L Capital Funding, Series MBIA,
  3,590,000     6.79%, 11/22/04 ......................   3,796,841
              PSE&G Transition Funding LLC,
                Series 2001-1, Class A7,
  5,195,000     6.75%, 6/15/16 .......................   5,545,913
              Puget Sound Energy,
    599,000     6.74%, 6/15/18 .......................     607,209
              Qwest Capital Funding,
  4,090,000     7.00%, 8/3/09 ........................   2,925,062
              Security Benefit Life, 144A,
    949,000     8.75%, 5/15/16 .......................     940,877
              Sprint Capital Corp., 144A,
  7,800,000     8.375%, 3/15/12 ......................   7,679,365
              TXU Corp., Series J,
  1,400,000     6.375%, 6/15/06 ......................   1,418,326
              Washington Mutual Finance,
    805,000     8.25%, 6/15/05 .......................     882,617
              Washington Mutual, Inc.,
  12,685,000    5.625%, 1/15/07 ......................  12,687,677
              Weyerhaeuser Co., 144A,
  16,830,000    5.50%, 3/15/05 .......................  17,033,189
              Worldcom Inc., 144A,
  1,680,000     7.375%, 1/15/03 ......................   1,310,400
                                                       -----------
TOTAL CORPORATE OBLIGATIONS
   (Cost $271,059,647) ...............................  275,860,474
                                                       -----------


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              MORTGAGE-BACKED SECURITIES--8.71%
              Access Financial Manufacturing
                Housing Contract Trust,
                Series 1995-1, Class A3,
  $ 469,273     7.10%, 5/15/21 ....................... $   487,204
              Bank of America Mortgage Securities,
                CMO, Series 2000-7, Class A4,
  4,698,134     7.125%, 12/25/30 .....................   4,855,710
              Chase Commercial Mortgage Securities
                Corp., Series 1996-2, Class A2,
    815,000     6.90%, 11/19/28 ......................     867,694
              Chase Mortgage Finance, REMIC,
                Series 1994-B, Class A1,
     12,869     6.75%, 2/25/25 .......................      12,841
              Citicorp Mortgage Securities, Inc.,
                CMO, Series 1994-3, Class A13,
  3,192,080     6.50%, 2/25/24 .......................   3,192,239
              Conseco Finance Securitizations
                Corporation, Series 1999-6,
                Class B1,
  2,793,000     9.20%, 6/1/30 ........................   2,049,740
              First Union--Lehman Brothers, CMO,
                Series 1997-C1, Class A2,
  2,200,000     7.30%, 4/18/29 .......................   2,350,251
              General Electric Capital Mortgage
                Services, REMIC, Series 1994-10,
                Class A10,
  2,095,650     6.50%, 3/25/24 .......................   2,175,914
              Green Tree Financial, Series 1996-2,
                Class A4,
  4,619,714     7.20%, 4/15/27 .......................   4,868,141
              Green Tree Financial, Series 1996-5,
                Class A5,
    572,084     7.45%, 7/15/27 .......................     575,071
              Green Tree Financial, Series 1997-6,
                Class B1,
  4,777,000     7.17%, 1/15/29 .......................   3,515,553
              Green Tree Financial, Series 1998-4,
                Class B1,
  9,284,000     7.26%, 2/1/30 ........................   6,871,584
              JP Morgan Commercial Mortgage
                Finance Corp., Series 1997-C5,
                Class A3,
    595,000     7.088%, 9/15/29 ......................     636,450
              Lehman Brothers Commercial Conduit
                Mortgage Trust, Series 1998-C1,
                Class A2,
  1,390,000     6.40%, 2/18/30 .......................   1,457,716

See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Merrill Lynch Mortgage Investors, Inc.,
                Series 1996-C2, Class A3,
  $8,884,000    6.96%, 11/21/28 ...................... $ 9,293,322
              NYC Mortgage Loan Trust, Series 1996,
                Class A3, 144A,
  7,065,000     6.75%, 9/25/19 .......................   7,276,334
              Oakwood Mortgage Investors,
                Series 2000-A, Class M1,
  1,607,000     8.30%, 4/15/30 .......................   1,622,131
              Oakwood Mortgage Investors,
                Series 2000-A, Class M2,
  2,290,000     8.25%, 4/15/30 .......................   2,272,129
              Prudential Home Mortgage Securities,
                REMIC, Series 1994-12,
                Class A7,
  3,054,000     6.05%, 4/25/24 .......................   2,764,450
              Vanderbilt Mortgage Finance,
                Series 2000-C, Class A3,
  4,426,000     7.55%, 7/7/17 ........................   4,733,937
              Vanderbilt Mortgage Finance,
                Series 2001-C, Class A2,
  7,990,000     4.235%, 8/7/14 .......................   7,946,542
              Wells Fargo Mortgage Backed
                Securities Trust, Series 2001-1,
                Class A1,
    980,431     7.00%, 2/25/31 .......................   1,007,383
              Wells Fargo Mortgage Backed
                Securities Trust, Series 2001-15,
                Class 1A2,
  1,100,000     6.50%, 7/25/31 .......................   1,123,298
                                                       -----------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $72,959,856) ................................  71,955,634
                                                       -----------

              TAXABLE MUNICIPAL BONDS--5.74%
              Allegheny County, Pennsylvania,
                Residential Finance Authority,
                RB, FHA,1
  5,485,000     0.00%, 8/1/28 ........................     760,605
              Arkansas State, Financial Development
                Authority, CMO, Series A,
                Class 4, FSA,1
    410,000     0.00%, 7/10/14 .......................     174,279
              Atlanta, Georgia, Urban Residential
                Finance Authority,
    929,123     7.07%, 4/1/22 ........................     929,225
              Atlanta, Georgia, Urban Residential
                Finance Authority, RB, FNMA,1
  2,450,000     0.00%, 10/1/16 .......................     795,735



  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Baltimore, Maryland, Public
                Improvements, Series B, GO, FGIC,
  $1,535,000    8.70%, 10/15/15 ...................... $ 1,674,086
              Belmont, California, Redevelopment
                Agency, Tax Allocation Bond, MBIA,
    735,000     7.55%, 8/1/11 ........................     780,563
              California State, Housing Finance
                Agency, Single Family Mortgage,
                Issue A-1, RB, AMBAC,
  2,570,000     7.90%, 8/1/07 ........................   2,604,592
              California State, Housing Finance
                Authority, Single Family Mortgage,
                Mezzanine-Issue A-1, RB,
                AMBAC / FHA,
    970,000     8.24%, 8/1/14 ........................   1,009,042
              Cameron County, Texas, Housing
                Finance Corporation, RB, Series A,
                Class 1B, FGIC,
    201,128     10.21%, 9/1/10 .......................     203,209
              Cameron County, Texas, Housing
                Finance Corporation, Series A,
                Class 1C, FGIC,
    775,000     10.45%, 9/1/11 .......................     802,567
              Chattahoochee Valley, Alabama,
                Water Supply, RB, Asset Guaranty,
    165,000     8.60%, 10/1/07 .......................     179,518
              Contra Costa County, California,
                Multi-Family Housing Revenue,
                Willow Pass Apartments, RB,
                Series D-T, FNMA,
  1,825,000     6.80%, 12/1/15 .......................   1,845,166
              Dade County, Florida, Aviation Revenue,
                RB, Series C, AMBAC,
    760,000     8.65%, 10/1/03 .......................     816,666
              Fulton, Missouri, GO, MBIA,
    680,000     7.50%, 7/1/07 ........................     734,271
              Harrisburg, Pennsylvania, Resource
                Recovery Authority, RB,
                Series B, ETM,
    180,000     6.875%, 9/1/03 .......................     186,131
              Idaho State, Sand Creek Associates
                Ltd. Partnership, Multi-Family
                Housing Revenue, RB,
                Hud Section 8,
  3,275,000     8.25%, 12/1/18 .......................   3,386,645
              Idaho State, Water Reserves Board,
                Fall River Rural Electric,
  4,670,000     9.50%, 4/1/13 ........................   4,919,565
              Kanawha & Putnam County,
                West Virginia, RB, AMBAC,1
    375,000     0.00%, 12/1/16 .......................     137,936


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Lake Mills, Iowa, Investors Ltd, RB,
                Series 1995:
  $ 385,000     7.75%, 11/1/02 ....................... $   393,066
    410,000     7.85%, 11/1/03 .......................     431,152
    410,000     7.85%, 11/1/04 .......................     435,035
    450,000     7.90%, 11/1/05 .......................     473,256
    590,000     8.00%, 11/1/06 .......................     614,762
    610,000     8.00%, 11/1/07 .......................     633,296
              Long Beach, California, RB, Series A,
  1,665,000     9.50%, 1/1/23 ........................   1,705,076
              Mississippi State, Single Family Home
                Corporation, RB, Series D, Class 3,
                GNMA / FNMA,
  2,127,892     7.75%, 7/1/24 ........................   2,254,757
              New Mexico State, Mortgage Finance
                Authority, Single Family Mortgage
                Program, RB, GNMA /
                FNMA / FHLMC,
  1,800,000     7.43%, 7/1/29 ........................   1,854,738
              New Orleans, Louisiana, Home
                Mortgage Authority, Single Family
                Mortgage, RB, Series A, MBIA,1
    605,000     0.00%, 10/1/15 .......................     176,860
              New York City, New York, Industrial
                Development Agency, Civic Facilities
                Revenue, RB, Series B, MBIA,
    915,000     8.10%, 9/1/06 ........................     992,382
              New York State, Housing Finance
                Agency, Multi-Family Housing,
                RB, FHA,
  2,435,000     8.11%, 11/15/38 ......................   2,642,365
              North Miami, Florida, Pension Funding
                Project, RB, FSA:
    210,000     6.85%, 7/1/05 ........................     224,026
    135,000     7.00%, 1/1/08 ........................     145,620
              Oklahoma City, Oklahoma, Airport Trust,
                RB, 17th Series,
    820,000     8.30%, 10/1/12 .......................     839,442
              Oklahoma City, Oklahoma, Airport Trusts,
                Federal Bureau Prisons Project, RB,
  2,224,000     9.80%, 11/1/14 .......................   2,694,020
              Oklahoma County, Oklahoma, Single
                Family Home Finance Authority, RB,
                Series B,1
  2,830,000     0.00%, 7/1/12 ........................   1,157,640
              Panhandle, Texas, Regional Housing
                Finance Corporation, Single Family
                Mortgage Revenue, RB,1
    505,000     0.00%, 10/1/11 .......................     226,386



  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Pima & Maricopa Counties, Arizona,
                Industrial Development Authority,
                Bulk Sale Program, RB, FNMA,
  $ 260,000     6.50%, 1/1/06 ........................ $   269,503
              Sedwick & Shawnee Counties, Kansas,
                Single Family Revenue, Mortgage
                Backed Second Program, RB,
                Series A-3, GNMA,
  2,830,000     8.375%, 6/1/18 .......................   2,942,606
              Southwestern Illinois, Development
                Authority, Solid Waste Disposal, RB,
    195,000     6.90%, 2/1/03 ........................     200,768
              Southwestern Illinois, Developmental
                Sports Authority, Gateway
                International Motorsports, RB:
  1,844,000     9.20%, 2/1/13 ........................   2,092,756
  1,639,000     9.25%, 2/1/17 ........................   1,920,957
              Tarrant County, Texas, Housing Finance
                Corporation, RB, MBIA,
     65,000     6.65%, 7/15/16 .......................      65,194
              Tucson & Pima County, Arizona,
                Industrial Development Authority,
                Single Family Mortgage Revenue,
                RB, Series A,
     10,000     8.00%, 12/1/14 .......................      10,036
              Utah State, Housing Finance Agency,
                Single Family Mortgage, Series D-1,
                RB, FHA,
     25,000     9.85%, 7/1/10 ........................      25,280
                                                       -----------
TOTAL TAXABLE MUNICIPAL BONDS
   (Cost $45,830,769) ................................  47,360,780
                                                       -----------

              US GOVERNMENT MORTGAGE BACKED OBLIGATIONS--25.99% Fannie Mae-Aces, Series 1998-M6,
                Class A2,
  10,685,000    6.32%, 8/15/08 .......................  11,228,346
              Fannie Mae-Aces, Series 1998-M1,
                Class A2,
  8,202,000     6.25%, 1/25/08 .......................   8,507,831
              Federal Home Loan Mortgage Corp.,
                CMO, Series 2157, Class PE,
  4,485,000     6.00%, 8/15/27 .......................   4,503,400
              Federal Home Loan Mortgage Corp.,
                CMO, Series 2288, Class VA,
  7,375,592     6.50%, 11/15/11 ......................   7,634,844
              Federal Home Loan Mortgage Corp.,
                CMO, Series 2368, Class TG,
  14,752,403    6.00%, 10/15/16 ......................  14,618,488

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Federal Home Loan Mortgage Corp.,
                CMO, Series 2399, Class PG,
  $ 950,000     6.00%, 1/15/17 ....................... $   942,104
              Federal Home Loan Mortgage Corp.,
                CMO, Series 2405, Class PB,
  11,000,000    6.00%, 6/15/11 .......................  11,407,883
              Federal Home Loan Mortgage Corp.,
                CMO, Series 2405, Class PE,
  9,098,000     6.00%, 1/15/17 .......................   9,019,269
              Federal Home Loan Mortgage Corp.,
                Gold, Pool C31226,
     91,088     6.50%, 9/1/29 ........................      92,628
              Federal Home Loan Mortgage Corp.,
                REMIC, Series 1496, Class KB,
  1,603,000     6.50%, 5/15/08 .......................   1,679,408
              Federal Home Loan Mortgage Corp.,
                REMIC, Series 1562, Class J,
  7,915,000     7.00%, 5/15/10 .......................   8,376,713
              Federal Home Loan Mortgage Corp.,
                REMIC, Series 2136, Class BD,
  4,661,484     6.50%, 12/15/26 ......................   4,843,852
              Federal National Mortgage Association,
                CMO, Series 1998-36, Class J,
  11,798,000    6.00%, 7/18/28 .......................  11,971,969
              Federal National Mortgage Association,
                CMO, Series 1998-46, Class GV,
  6,748,855     6.50%, 5/18/09 .......................   7,052,435
              Federal National Mortgage Association,
                CMO, Series 2001-51, Class QU,
  17,050,000    6.00%, 5/25/13 .......................  17,587,341
              Federal National Mortgage Association,
                CMO, Series 2001-64, Class PQ,
  1,024,000     6.00%, 11/25/16 ......................   1,012,988
              Federal National Mortgage Association,
                CMO, Series 2001-69, Class OC,
  5,397,250     5.50%, 7/25/11 .......................   5,527,950
              Federal National Mortgage Association,
                CMO, Series 2002-3, Class ON,
  5,941,667     5.75%, 6/25/12 .......................   6,104,324
              Federal National Mortgage Association,
                Gold Pool #535804,
  4,186,950     7.50%, 10/1/11 .......................   4,450,704
              Federal National Mortgage Association,
                Gold Pool #E62107,
    768,045     7.50%, 2/1/10 ........................     810,925
              Federal National Mortgage Association,
                Gold Pool #E64408,
    895,932     7.50%, 12/1/10 .......................     945,953


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Federal National Mortgage Association,
                Pool #190299,
  $6,613,775    6.50%, 5/1/28 ........................ $ 6,732,175
              Federal National Mortgage Association,
                Pool #252093,
  5,055,655     6.50%, 11/1/28 .......................   5,146,161
              Federal National Mortgage Association,
                Pool #254240,
  1,140,349     7.00%, 3/1/32 ........................   1,177,374
              Federal National Mortgage Association,
                Pool #303387,
     36,783     8.00%, 7/1/02 ........................      36,868
              Federal National Mortgage Association,
                Pool #419597,
    462,386     6.00%, 8/1/28 ........................     460,762
              Federal National Mortgage Association,
                Pool #457215,
  1,070,525     7.50%, 8/1/13 ........................   1,137,963
              Federal National Mortgage Association,
                Pool #535811,
  5,270,049     6.50%, 4/1/31 ........................   5,338,370
              Federal National Mortgage Association,
                Pool #545709,
  11,198,000    7.00%, 5/1/32 ........................  11,551,437
              Federal National Mortgage Association,
                Pool #564235,
  4,463,371     9.00%, 11/1/30 .......................   4,774,172
              Federal National Mortgage Association,
                REMIC, Series 1994-92, Class DE,
  4,787,556     7.50%, 7/25/07 .......................   4,933,742
              Federal National Mortgage Association,
                Series 1995-M2, Class C,
     25,889     6.80%, 5/25/28 .......................      25,941
              Federal National Mortgage Association,
                Series 2001-48, Class PA,
  4,515,000     6.00%, 9/25/13 .......................   4,665,051
              FNCI, Pool #254259,
  7,876,761     5.50%, 4/1/17 ........................   7,824,331
              FNCI, Pool #380711,
  5,028,850     6.08%, 9/1/08 ........................   5,200,570
              FNCI, Pool #384875,
  5,196,374     5.79%, 3/1/09 ........................   5,303,813
              FNCI, Pool #587906,
  3,376,880     6.00%, 7/1/16 ........................   3,423,785
              Government National Mortgage
                Association, Pool #569686,
  8,161,727     7.00%, 2/15/32 .......................   8,435,401
                                                       -----------
TOTAL US GOVERNMENT MORTGAGE BACKED OBLIGATIONS
   (Cost $208,788,469) ...............................  214,487,271
                                                       -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              US TREASURY OBLIGATIONS--11.30%
              US Treasury Bond:
  $14,291,000   7.25%, 5/15/16 ....................... $16,579,232
  39,306,000    8.125%, 8/15/19 ......................  49,737,459
  6,215,000     6.00%, 2/15/26 .......................   6,414,073
              US Treasury Note:
  5,632,000     5.875%, 11/15/04 .....................   5,942,638
  8,693,000     6.125%, 8/15/07 ......................   9,307,282
  4,922,000     6.00%, 8/15/09 .......................   5,240,394
                                                       -----------
TOTAL US TREASURY OBLIGATIONS
   (Cost $92,919,288)                                   93,221,078
                                                       -----------
              REPURCHASE AGREEMENT--3.23%
 26,694,230   Tri Party Repurchase Agreement with SEI
               Investments, Inc., dated 4/30/02, 1.87%,
               principal and interest in the amount of
               $26,695,598, due 5/1/02, (collateralized
               by Federal Home Loan Bank Discount Notes
               with a par value of $5,727,000, coupon
               rates of 0.00%, due from 5/10/02 thru
               1/16/03, with a market value of
               $5,707,258; Federal Home Loan Bank Notes
               with a par value of $9,830,000, coupon
               rates from 0.00% thru 8.50%, due from
               5/17/02 thru 12/22/14, with a market
               value of $10,251,039; Federal Home
               Loan Mortgage Notes with a par value of
               $1,700,000, coupon rates from 6.13% thru
               6.70%, due from 11/12/02 thru 1/5/07,
               with a market value of $1,876,627;
               Federal Home Loan Mortgage Discount
               Notes with a par value of $2,895,000,
               coupon rates of 0.00%, due from 5/8/02
               thru 12/13/02, with a market value of
               $2,870,452; Federal National Mortgage
               Association Discount Notes with a par
               value of $6,635,000, coupon rates of
               0.00%, due from 5/16/02 thru 1/30/03,
               with a market value of $6,561,261).
               (Cost $26,694,230)                       26,694,230
                                                      ------------
TOTAL INVESTMENTS
   (Cost $809,535,074) .............  99.89%          $824,373,998

OTHER ASSETS IN EXCESS
   OF LIABILITIES ..................   0.11                927,102
                                     ------           ------------
NET ASSETS ......................... 100.00%          $825,301,100
                                     ======           ============

--------------------------------------------------------------------------------
1 Zero Coupon Security.
2 Pre-Refunded Security. The pre-refunded date is shown as the maturity date on the Schedule of Investments.
CMO   --Collateralized Mortgage Obligations
ETM   --Escrowed to Maturity
GO    --General Obligation
MTN   --Medium Term Note
RB    --Revenue Bond
REMIC --Real Estate Mortgage Investment Conduit The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments.
AMBAC --American Municipal Bond Assurance Corporation
FGIC  --Financial Guaranty Insurance Company
FHA   --Federal Housing Administration
FHLMC --Federal Home Loan Mortgage Corporation
FNMA  --Federal National Mortgage Association
FSA   --Financial Security Assurance
MBIA  --Municipal Bond Investors Assurance
GNMA  --Government National Mortgage Association

144A  --Security exempt from registration under Rule 144A of the Securities
        Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents 14% of net assets at period end.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term FixedIncome Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              ASSET-BACKED SECURITIES--13.00%
              Advanta Mortgage Loan Trust,
                Series 1993-4, Class A-1,
  $  39,009     5.50%, 3/25/10 ....................... $    39,251
              Advanta Mortgage Loan Trust,
                Series 1998-2, Class A4,
    467,121     6.31%, 12/25/22 ......................     471,323
              Advanta Mortgage Loan Trust,
                Series 1999-2, Class A3,
    400,000     6.44%, 5/25/29 .......................     409,272
              Amresco Residential Securities
                Mortgage Loan Trust, Series 1997-1,
                Class A6,
    136,581     7.265%, 2/25/25 ......................     136,909
              Chevy Chase Auto Receivables Trust,
                Series 1998-1, Class A,
    146,158     5.97%, 10/20/04 ......................     146,905
              CNH Equipment Trust, Series 2000-B,
                Class A4,
  1,360,000     6.95%, 9/15/07 .......................   1,432,822
              Contimortgage Home Equity Loan Trust,
                Series 1994-4, Class A4,
    123,224     8.39%, 11/15/18 ......................     123,145
              Contimortgage Home Equity Loan Trust,
                Series 1996-2, Class A7,
    280,542     7.60%, 2/15/15 .......................     287,963
              Contimortgage Home Equity Loan Trust,
                Series 1996-3, Class A7,
    650,000     8.04%, 9/15/27 .......................     667,267
              Contimortgage Home Equity Loan Trust,
                Series 1998-1, Class A5,
    115,965     6.43%, 4/15/16 .......................     116,825
              Delta Funding Home Equity Loan Trust,
                Series 1999-2, Class A3F,
    500,000     6.58%, 5/15/25 .......................     509,186
              EQCC Home Equity Loan Trust,
                Series 1998-2, Class A3F,
    143,131     6.229%, 3/15/13 ......................     144,111
              Ford Credit Auto Owner Trust,
                Series 2001-E, Class A4,
    640,000     4.01%, 3/15/06 .......................     642,376
              Option One Mortgage Loan Trust,
                Series 1999-2, Class A3,
    300,000     6.02%, 5/25/29 .......................     303,194
                                                       ----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $5,367,913) .................................   5,430,549
                                                       ----------


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              CORPORATE OBLIGATIONS--28.66%
              ABC Family Worldwide Inc.,
  $ 524,825     10.25%, 11/1/07 ...................... $  556,314
              American General Corp.,
  1,140,000     7.75%, 4/1/05 ........................   1,245,966
              Appalachian Power Co.:
    600,000     2.839%, 8/20/03 ......................     600,614
  1,000,000     7.38%, 8/15/02 .......................   1,003,607
              CIT Group, Inc.,
  1,000,000     5.50%, 2/15/04 .......................     987,167
              ERAC USA Finance Co., 144A,
    150,000     8.25%, 5/1/05 ........................     161,126
              Florida Residential Property &
                Casualty Insurance, Series A, MBIA,
    325,000     7.375%, 7/1/03 .......................     336,364
              Ford Motor Credit Co.,
  1,550,000     6.625%, 6/30/03 ......................   1,587,922
              General Motors Acceptance Corp.,
    905,000     6.85%, 6/17/04 .......................     941,145
              Hertz Corp.,
    750,000     6.70%, 6/15/02 .......................     752,032
              Kaiser Foundation Hospital,
                Series MTN,
  1,500,000     8.65%, 8/15/03 .......................   1,540,936
              Midland Funding I,
     97,419     10.33%, 7/23/02 ......................      98,277
              Popular Inc., Series MTN-3,
    595,000     6.375%, 9/15/03 ......................     611,100
              Qwest Capital Funding,
    465,000     5.875%, 8/3/04 .......................     383,513
              Reliant Energy Finance, Co. II, 144A,
    135,000     7.40%, 11/15/02 ......................     137,295
              Simon Property Group Inc.,
  1,000,000     7.05%, 4/1/03 ........................   1,028,270
                                                       ----------
TOTAL CORPORATE OBLIGATIONS
   (Cost $11,969,173) ................................  11,971,648
                                                       ----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              MORTGAGE-BACKED SECURITIES--17.76%
              Associates Manufactured Housing,
                Pass Through, Series 1996-1,
                Class A4,
  $ 399,089     7.30%, 3/15/27 .......................  $  403,087
              Bank of America Mortgage Securities,
                CMO, Series 2001-1, Class A1,
    103,217     7.25%, 2/25/31 .......................     104,537
              Cendant Mortgage Corp., CMO,
                Series 2000-9, Class A1,
    380,109     7.50%, 12/26/30 ......................     386,863
              Chase Mortgage Finance Corp., CMO,
                Series 1994-B, Class A1,
     13,291     6.75%, 2/25/25 .......................      13,262
              Conseco Finance Securitizations Corp.,
                Series 2000-2, Class A2,
    260,000     7.98%, 12/1/30 .......................     263,551
              Coutrywide Home Loans, CMO,
                Series 2001-6, Class 1A1,
    834,218     7.00%, 4/25/31 .......................     855,440
              General Electric Capital Mortgage
                Services, Inc., CMO, Series 1998-12,
                Class 1A1,
    139,023     6.50%, 7/25/28 .......................     140,418
              Green Tree Financial Corp.,
                Series 1996-5, Class A5,
     84,130     7.45%, 7/15/27 .......................      84,569
              Green Tree Financial Corp.,
                Series 1999-2, Class A2,
    334,260     5.84%, 12/1/30 .......................     337,268
              Greenpoint Manufactured Housing,
                Series 1999-1, Class A2,
    340,433     6.01%, 8/15/15 .......................     348,305
              Greenpoint Manufactured Housing,
                Series 1999-3, Class 1A3,
    618,099     6.26%, 5/15/15 .......................     628,830
              Homeside Lending, Inc., Series MTN,
  1,000,000     6.20%, 5/15/03 .......................   1,017,755
              Independent National Mortgage Corp.,
                CMO, Series 1996-B, Class A1,
      4,986     6.625%, 3/25/11 ......................       4,975
              Norwest Asset Securities Corp., CMO,
                Series 1998-23, Class A1,
    260,527     6.75%, 10/25/28 ......................     260,756
              Oakwood Mortgage Investors Inc.,
                Series 1999-A, Class A2,
     89,921     5.89%, 4/15/29 .......................      91,826

              Residential Accredit Loans, CMO,
                Series 1997-QS6, Class A4,
  $ 500,000     7.50%, 6/25/12 .......................  $  511,405
              Residential Accredit Loans, Inc., CMO,
                Series 1998-QS7, Class CB2,
    900,000     6.75%, 7/25/28 .......................     919,485
              Residential Accredit Loans, Inc., CMO,
                Series 2001-QS7, Class A5,
    765,308     6.75%, 6/25/31 .......................     783,744
              Residential Asset Securitization Trust,
                CMO, Series 2000-A3, Class A2,
     89,793     8.00%, 5/25/30 .......................      91,835
              Residential Funding Mortgage
                Securities I, CMO, Series 1998-S10,
                Class A5,
    168,512     6.75%, 4/25/28 .......................     168,743
                                                        ----------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $7,380,955) .................................   7,416,654
                                                        ----------

              TAXABLE MUNICIPAL BONDS--16.99%
              Bexar County, Texas, Housing Finanace
                Corp., Multi Family Housing Revenue,
                Doral Club & Sutton House Apt.-B,
                RB, MBIA,
    920,000     6.00%, 10/1/05 .......................     937,866
              Bridgeport, Connecticut, GO, Series B,
                AMBAC,
    195,000     7.10%, 9/1/02 ........................     198,007
              Clayton County, Georgia, Housing
                Authority, Multi-Family Housing
                Revenue, Taxable GNMA Coll,
                Southlake-B, RB, GNMA Coll.,
    250,000     4.75%, 12/20/04 ......................     250,722
              Elmwood Park, Illinois, GO, AMBAC,
    270,000     6.80%, 1/1/05 ........................     280,830
              Erie County, New York, Water Authority,
                Pre-Refunded-Taxable-4th., RB,
                AMBAC, ETM,2
      5,000     5.875%, 12/1/03 ......................       5,189
              Erie County, New York, Water
                Authority, RB, AMBAC,
     45,000     5.875%, 12/1/03 ......................      46,624
              Erie County, New York, Water Authority,
                Unrefunded Balance-Taxable-4th.,
                RB, AMBAC,
     90,000     5.875%, 12/1/03 ......................      93,324
              Fresno, California, Multi-Family Housing
                Authority, Woodlands Apartments
                Project, RB, GNMA,
     70,000     7.25%, 11/20/02 ......................      71,026


See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Harris County, Texas, Housing Finance
                Corporation, Single Family Mortgage
                Revenue, Series A,
  $ 465,000     7.75%, 9/1/14 ........................  $  465,051
              Hazelwood, Missouri, Industrial
                Development Authority, Multi-Family
                Housing Revenue, Taxable-Reference
                GNMA Lakes Apts. B, RB, GNMA Coll.,
    560,000     7.30%, 3/20/06 .......................     603,372
              Illinois State Health Facilities
                Authority, RB, Series C, MBIA,
    361,000     10.30%, 8/15/03 ......................     363,047
              Kansas City, Missouri, Industrial
                Development Authority, Hilltop
                Village Apartments, RB, Series B,
                FNMA,
     15,000     6.70%, 10/1/02 .......................      15,262
              Massachusetts State, Industrial
                Finance Agency, Briscoe Housing
                Assistance, Series B, FHA,
    590,000     7.10%, 2/1/12 ........................     621,252
              New Jersey Economic Development
                Authority State Contract, RB,
                Series B,
  1,250,000     7.80%, 3/15/07 .......................   1,286,225
              Oak Ridge, Tennessee, Industrial
                Development Board, The Gardens,
                Series B, RB, GNMA,
    230,000     6.15%, 8/20/03 .......................     236,355
              Ohio Capital Housing Mortgage
                Corporation, Bella Vista, RB, FHA,
    130,000     6.30%, 2/1/03 ........................     130,372
              Ohio Housing Financial Agency,
                Ravenwood Project, RB, FHA,
     80,000     6.125%, 3/1/04 .......................      82,986
              Prince Georges County, Maryland,
                Housing Authority, Foxglenn Project,
                RB, GNMA,
    145,000     6.25%, 11/20/04 ......................     145,384
              Sedgwick & Shawnee Counties,
                Kansas, Single Family Mortgage,
                RB, GNMA,
    200,000     8.375%, 6/1/18 .......................     207,958
              Shawnee, Kansas, Multi-Family
                Housing, Haverford West Apartments,
                RB, Series B, FNMA,
     15,000     6.75%, 6/1/02 ........................      15,056
              Southeast Texas, Housing Finance
                Corporation, RB (A),1
  1,750,000     0.00%, 9/1/17 ........................     528,762



  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Spokane, Washington, Elderly Housing
                Authority, Cheney Care Center, RB,
                Series B, GNMA,
  $  60,000     6.125%, 2/20/04 ......................  $   61,918
              Tarrant County, Texas, Health Facilities
                Development Corporation, South
                Central Project, RB, MBIA / FHA,
     75,000     6.75%, 1/1/37 ........................      76,444
              Tarrant County, Texas, Housing
                Financial Corporation, Series B, RB,
                FNMA,
     35,000     6.55%, 9/1/02 ........................      35,490
              Unicoi County, Tennessee, Health
                Educational & Housing Facility Board,
                First Mortgage Revenue, Erwin
                Health Care Center, RB, GNMA,
    160,000     6.70%, 9/20/05 .......................     168,608
              Willoughby, Ohio, Multi-Family Housing,
                Taxable-GNMA Coll.-Oak Hill-B, RB,
                GNMA Coll.,
    170,000     5.50%, 9/20/07 .......................     171,175
                                                       ----------
TOTAL TAXABLE MUNICIPAL BONDS
   (Cost $6,999,973) .................................   7,098,305
                                                       ----------

              US GOVERNMENT MORTGAGE BACKED OBLIGATIONS--10.02% Fannie Mae Whole Loan,
                Series 1996-W1, Class A4,
     12,517     6.95%, 3/25/26 .......................      12,570
              Federal Home Loan Mortgage
                Corporation, CMO, Series 1993,
                Class PB,
    148,092     6.50%, 1/15/22 .......................     148,618
              Federal Home Loan Mortgage
                Corporation, Series 128, Class I,
     68,079     6.50%, 2/15/21 .......................      69,398
              Federal National Mortgage Association,
  1,250,000     4.00%, 8/15/03 .......................   1,268,969
              Federal National Mortgage Association,
                Pool #250314,
     89,903     7.50%, 7/1/02 ........................      91,573
              Federal National Mortgage Association,
                Pool #560912,
    277,693     9.50%, 10/1/30 .......................     297,386
              Federal National Mortgage Association,
                Pool #564319,
    200,005     9.50%, 11/1/30 .......................     214,189

See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              Federal National Mortgage Association,
                Series 1995-M2, Class C,
  $  33,019     6.80%, 5/25/28 .......................  $   33,085
              Federal National Mortgage Association,
                Series 2001-11, Class J,
    179,731     6.25%, 1/18/27 .......................     185,595
              Government National Mortgage
                Association, Series 2001-43,
                Class C,
  1,388,332     5.00%, 10/17/28 ......................   1,393,927
              Vendee Mortgage Trust, CMO,
                Series 1996-3, Class 2E,
    424,703     7.75%, 7/15/21 .......................     440,956
              Vendee Mortgage Trust, CMO,
                Series 1997-2, Class D,
     29,450     7.50%, 12/15/18 ......................      29,471
                                                       ----------
TOTAL US GOVERNMENT MORTGAGE BACKED OBLIGATIONS
   (Cost $4,181,908) .................................   4,185,737
                                                       ----------
              US TREASURY OBLIGATION--9.52%
              US Treasury Note,
  3,767,000     5.875%, 11/15/04 .....................   3,974,773
                                                       ----------
TOTAL US TREASURY OBLIGATION
   (Cost $3,954,666) .................................   3,974,773
                                                       ----------



  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              REPURCHASE AGREEMENTS--2.83%

 $1,180,522   Tri Party Repurchase Agreement with SEI
               Investments, Inc., dated 4/30/02, 1.87%,
               principal and interest in the amount of
               $1,180,582, due 5/1/02, (collateralized
               by Federal Home Loan Bank Discount Note
               with a par value of $58,000, coupon rate
               of 0.00%, due 5/7/02, with a market value
               of $57,963; Federal Home Loan Bank Notes
               with a par value of $435,000, coupon
               rates from 4.75% thru 6.50%, due from
               11/26/02 thru 9/2/08, with a market
               value of $458,512; Federal Home Loan
               Mortgage Note with a par value of
               $100,000, coupon rate from 5.90%, due
               2/14/06, with a market value of
               $105,834; Federal Home Loan Mortgage
               Discount Notes with a par value of
               $181,000, coupon rates of 0.00%, due
               from 8/9/02 thru 1/2/03, with a market
               value of $179,136; Federal National
               Mortgage Association Notes with a par
               value of $408,000, coupon rates of 0.00%,
               due from 6/5/02 thru 9/4/02, with a
               market value of $406,724).
               (Cost $1,180,522) ..................... $ 1,180,522
                                                       -----------
TOTAL INVESTMENTS
   (Cost $41,035,110) ..............  98.78%           $41,258,188

OTHER ASSETS IN EXCESS
   OF LIABILITIES ..................   1.22                507,955
                                     ------            -----------
NET ASSETS ......................... 100.00%           $41,766,143
                                     ======            ===========

--------------------------------------------------------------------------------
1 Zero Coupon Security.
2 Pre-Refunded Security. The pre-refunded date is shown as the maturity date on the Schedule of Investments.
Abbreviations
CMO    --Collateralized Mortgage Obligations
ETM    --Escrowed to Maturity
GO     --General Obligation
MTN    --Medium Term Note
RB     --Revenue Bond
The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments.
AMBAC  --American Municipal Bond Assurance Corporation
FHA    --Federal Housing Administration
FNMA   --Federal National Mortgage Association
GNMA   --Government National Mortgage Association
MBIA   --Municipal Bond Investors Assurance
144A   --Security exempt from registration under Rule 144A of the Securities
         Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents less than 1% of net assets at period end.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)



  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              CORPORATE OBLIGATIONS--95.53%
              AUTOMOTIVE--3.44%
              Autonation, Inc.,
  $1,180,000    9.00%, 8/1/08 ........................ $ 1,253,750
              Collins & Aikman Products,
    760,000     11.50%, 4/15/06 ......................     765,700
              Dana Corp.,
  1,790,000     9.00%, 8/15/11 .......................   1,825,800
              Goodyear Tire & Rubber,
  2,205,000     7.857%, 8/15/11 ......................   2,130,998
              MascoTech, Inc.,
  2,010,000     4.50%, 12/15/03 ......................   1,879,350
              RJ Tower Corp.,
  e1,525,000    9.25%, 8/1/10 ........................   1,377,569
              Sonic Automotive, Inc.,
  2,810,000     11.00%, 8/1/08 .......................   3,020,750
                                                       -----------
                                                        12,253,917
                                                       -----------
              BROADCASTING--1.71%
              Antenna TV SA,
  5,885,000     9.00%, 8/1/07 ........................   5,061,100
              Central Euro Media Enterprises,
    800,000     9.375%, 8/15/04 ......................     442,000
              Emmis Escrow Corp.,1
    795,000     0.00%, 3/15/11 .......................     597,244
                                                       -----------
                                                         6,100,344
                                                       -----------
              BUILDING MATERIALS--0.95%
              American Plumbing & Mechanical, Inc.,
  1,810,000     11.625%, 10/15/08 ....................   1,755,700
              Dayton Superior Corp.,
  1,625,000     13.00%, 6/15/09 ......................   1,625,000
                                                       -----------
                                                         3,380,700
                                                       -----------
              CABLE (DOMESTIC)--6.38%
              Adelphia Communications:
  3,590,000     8.75%, 10/1/07 .......................   3,073,937
    805,000     0.00%, 1/15/085 ......................     378,350
  3,665,000     8.375%, 2/1/08 .......................   2,913,675
  2,080,000     8.375%, 11/15/17 .....................   1,383,200
              Charter Communications Holdings, LLC:
  5,125,000     8.25%, 4/1/07 ........................   4,574,062
  2,750,000     0.00%, 1/15/111 ......................   1,718,750
  1,785,000     0.00%, 5/15/111 ......................   1,017,450
  1,820,000     0.00%, 1/15/121 ......................     982,800
              CSC Holdings, Inc.,
  2,760,000     7.625%, 4/1/11 .......................   2,585,430
              Echostar DBS Corp.:
    745,000     9.125%, 1/15/09 ......................     767,350
  1,935,000     9.375%, 2/1/09 .......................   2,017,238
              Insight Communications,1
  2,085,000     0.00%, 2/15/11 .......................   1,329,188
                                                       -----------
                                                        22,741,430
                                                       -----------


  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              CABLE (INTERNATIONAL)--1.01%
              Cable Satisfaction International,
  $ 850,000     12.75%, 3/1/10 ....................... $   484,500
              Innova S. de R.L.,
  2,090,000     12.875%, 4/1/07 ......................   1,938,475
              NTL, Inc.,1
  1,240,000     11.20%, 11/15/07 .....................   1,159,400
              Supercanal Holdings SA,3
  1,600,000     11.50%, 5/15/05 ......................      20,798
                                                       -----------
                                                         3,603,173
                                                       -----------
              COMMODITY & FERTILIZER--4.24%
              Equistar Chemicals LP,
  5,860,000     8.75%, 2/15/09 .......................   5,426,319
              IMC Global, Inc.,
    760,000     10.875%, 6/1/08 ......................     851,200
              Lyondell Chemical Co.:
  1,050,000     9.50%, 12/15/08 ......................   1,029,000
  1,010,000     10.875%, 5/1/09 ......................     954,450
              Millennium America, Inc.:
  2,735,000     7.00%, 11/15/06 ......................   2,598,250
  1,735,000     9.25%, 6/15/08 .......................   1,761,025
  3,100,000     7.625%, 11/15/26 .....................   2,511,000
                                                       -----------
                                                        15,131,244
                                                       -----------
              CONSUMER NON-DURABLES--2.15%
              American Achievement Corp.,
    750,000     11.625%, 1/1/07 ......................     792,188
              Elizabeth Arden, Inc.,
  1,800,000     11.75%, 2/1/11 .......................   1,818,000
              Gap, Inc.,
  1,835,000     5.625%, 5/1/03 .......................   1,816,901
              Icon Health & Fitness,
    950,000     11.25%, 4/1/12 .......................     931,000
              Russell Corp.,
  1,605,000     9.25%, 5/1/10 ........................   1,653,150
              Samsonite Corp.,
    830,000     10.75%, 6/15/08 ......................     664,000
                                                       -----------
                                                         7,675,239
                                                       -----------
              DIVERSIFIED MEDIA--1.46%
              Cinemark USA, Inc.,
  1,150,000     9.625%, 8/1/08 .......................   1,150,000
              Nextmedia Operating, Inc., 144A,
    985,000     10.75%, 7/1/11 .......................   1,061,338
              Quebecor Media, Inc.,
  1,980,000     11.125%, 7/15/11 .....................   2,101,275
              Yell Finance BV,1
  1,280,000     0.00%, 8/1/11 ........................     896,000
                                                       -----------
                                                         5,208,613
                                                       -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)



  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              ENERGY--OTHER ENERGY--1.68%
              Conproca SA de CV,
  $1,150,000    12.00%, 6/16/10 ...................... $ 1,385,750
              Hurricane Hydrocarbons,
  3,200,000     12.00%, 8/4/06 .......................   3,248,000
              Pemex Project Funding Master Trust,
  1,240,000     9.125%, 10/13/10 .....................   1,360,900
                                                       -----------
                                                         5,994,650
                                                       -----------
              ENERGY--SERVICE & EQUIPMENT--2.04%
              Bluewater Finance, Ltd.,
  1,400,000     10.25%, 2/15/12 ......................   1,456,000
              Petroleum Geo-Services ASA,
  2,805,000     7.125%, 3/30/28 ......................   2,159,850
              Petroleum Helicopters,
  1,740,000     9.375%, 5/1/09 .......................   1,792,200
              Pride International, Inc.,
  1,390,000     10.00%, 6/1/09 .......................   1,511,625
              Tesoro Escrow Corp.,
    330,000     9.625%, 4/1/12 .......................     337,425
                                                       -----------
                                                         7,257,100
                                                       -----------
              ENVIRONMENTAL SERVICES--1.48%
              Allied Waste North America:
  2,470,000     7.625%, 1/1/06 .......................   2,439,125
  2,780,000     8.50%, 12/1/08 .......................   2,821,700
                                                       -----------
                                                         5,260,825
                                                       -----------
              EXPLORATION & PRODUCTION--2.84%
              Belco Oil & Gas Corp.,
  1,310,000     8.875%, 9/15/07 ......................   1,352,575
              Pioneer Natural Resources Co.:
  4,775,000     8.25%, 8/15/07 .......................   4,940,702
  2,630,000     6.50%, 1/15/08 .......................   2,517,767
  1,315,000     7.50%, 4/15/12 .......................   1,315,829
                                                       -----------
                                                        10,126,873
                                                       -----------
              FINANCIAL--1.24%
              CIT Group, Inc.,
    795,000     7.375%, 4/2/07 .......................     777,465
              LaBranche and Co., Inc.,
  1,195,000     12.00%, 3/2/07 .......................   1,362,300
              Vicap SA,
  2,390,000     11.375%, 5/15/07 .....................   2,282,450
                                                       -----------
                                                         4,422,215
                                                       -----------

  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              FOOD AND DRUGS--0.86%
              Fleming Companies, Inc.,
  $1,935,000    10.125%, 4/1/08 ...................... $ 2,031,750
              Stater Brothers Holdings,
    985,000     10.75%, 8/15/06 ......................   1,047,794
                                                       -----------
                                                         3,079,544
                                                       -----------
              FOOD/TOBACCO PRODUCERS--8.13%
              Agrilink Foods, Inc.,
  1,680,000     11.875%, 11/1/08 .....................   1,764,000
              Dimon, Inc.:
  2,475,000     6.25%, 3/31/07 .......................   2,114,640
  4,650,000     9.625%, 10/15/11 .....................   4,905,750
              Fage Dairy Industries SA,
  11,835,000    9.00%, 2/1/07 ........................  11,243,250
              Gruma SA,
  4,395,000     7.625%, 10/15/07 .....................   4,252,163
              Michael Foods, Inc.,
  1,045,000     11.75%, 4/1/11 .......................   1,149,500
              Premium Standard Farms,
  1,935,000     9.25%, 6/15/11 .......................   1,944,675
              Smithfield Foods, Inc.,
  1,580,000     8.00%, 10/15/09 ......................   1,597,775
                                                       -----------
                                                        28,971,753
                                                       -----------
              FOREIGN GOVERNMENT--1.31%
              Federal Republic of Brazil,
  2,456,663     8.00%, 4/15/14 .......................   1,937,693
              Republic Of Uruguay,
  2,790,000     7.625%, 1/20/12 ......................   1,925,100
              Russian Federation, Reg S,1
  1,185,000     5.00%, 3/31/30 .......................     825,352
                                                       -----------
                                                         4,688,145
                                                       -----------
              GAMING--3.31%
              Herbst Gaming, Inc.,
  3,365,000     10.75%, 9/1/08 .......................   3,579,519
              Jacobs Entertainment,
    400,000     11.875%, 2/1/09 ......................     407,000
              MGM Mirage, Inc.,
  1,790,000     6.75%, 2/1/08 ........................   1,750,691
              Park Place Entertainment,
    970,000     8.875%, 9/15/08 ......................   1,028,200
              Scientific Games Corp.,
  2,610,000     12.50%, 8/15/10 ......................   2,936,250
              Wheeling Island Gaming,
  2,010,000     10.125%, 12/15/09 ....................   2,090,400
                                                       -----------
                                                        11,792,060
                                                       -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)



  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              HEALTHCARE--ALTERNATE
              SITE SERVICES--2.56%
              Health Care Services Corp., 144A,
  $3,600,000    7.75%, 6/15/11 ....................... $ 3,655,886
              Healthsouth Corp.,
  4,880,000     7.00%, 6/15/08 .......................   4,770,200
              Magellan Health Services,
    805,000     9.00%, 2/15/08 .......................     684,250
                                                       -----------
                                                         9,110,336
                                                       -----------
              INFORMATION TECHNOLOGY--2.26%
              Avaya, Inc.,
  1,185,000     11.125%, 4/1/09 ......................   1,125,750
              Avnet, Inc.,
  1,180,000     8.00%, 11/15/06 ......................   1,194,514
              Motorola, Inc.,
  1,045,000     8.00%, 11/1/11 .......................   1,044,786
              Seagate Technology International, 144A,
  2,730,000     13.50%, 11/15/07 .....................   3,385,200
              Solectron Corp.,
  1,300,000     9.625%, 2/15/09 ......................   1,313,000
                                                       -----------
                                                         8,063,250
                                                       -----------
              LAND TRANSPORTATION--3.81%
              Kansas City Southern Railway,
  1,260,000     9.50%, 10/1/08 .......................   1,362,375
              North American Van Lines, Inc., 144A,
  1,050,000     13.375%, 12/1/09 .....................   1,102,500
              Roadway Corp.,
  1,530,000     8.25%, 12/1/08 .......................   1,577,456
              Stagecoach Holdings Plc,
  4,775,000     8.625%, 11/15/09 .....................   4,520,373
              TFM SA de CV,1
  3,180,000     0.00%, 6/15/09 .......................   2,965,350
              Travelcenters of America Inc.,
  1,855,000     12.75%, 5/1/09 .......................   2,042,819
                                                       -----------
                                                        13,570,873
                                                       -----------
              LEISURE/OTHER--2.44%
              Hilton Hotels Corp.,
  3,250,000     8.25%, 2/15/11 .......................   3,357,305
              Host Marriot LP,
  1,185,000     9.25%, 10/1/07 .......................   1,238,325
              Meristar Hospitality CRP,
  2,455,000     9.00%, 1/15/08 .......................   2,504,100
              Royal Caribbean Cruises:
  1,025,000     8.75%, 2/2/11 ........................     994,250
    770,000     7.25%, 3/15/18 .......................     616,000
                                                       -----------
                                                         8,709,980
                                                       -----------

  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              MANUFACTURING--0.62%
              Tyco International Group SA,
  $ 445,000     6.125%, 1/15/09 ...................... $   352,849
              Xerox Corp.,
  1,995,000     9.75%, 1/15/09 .......................   1,875,300
                                                       -----------
                                                         2,228,149
                                                       -----------
              MEDICAL PRODUCTS--0.50%
              DJ Orthopedics LLC,
  1,605,000     12.625%, 6/15/09 .....................   1,767,506
                                                       -----------
              OTHER METALS & MINING--1.14%
              Kaiser Aluminum & Chemical,3
  1,000,000     12.75%, 2/1/03 .......................     230,000
              Luscar Coal Ltd.,
    780,000     9.75%, 10/15/11 ......................     828,750
              Olin Corp.,
  1,295,000     9.125%, 12/15/11 .....................   1,383,213
              Phelps Dodge Corp.,
  1,595,000     8.75%, 6/1/11 ........................   1,609,841
                                                       -----------
                                                         4,051,804
                                                       -----------
              PACKAGING--1.56%
              Carustar Industries, Inc.,
  1,375,000     7.375%, 6/1/09 .......................   1,382,667
              Fibermark Inc.,
  2,000,000     10.75%, 4/15/11 ......................   1,890,000
              Sweetheart Cup Co., Inc.,
  2,460,000     12.00%, 9/1/03 .......................   2,290,875
                                                       -----------
                                                         5,563,542
                                                       -----------
              PAPER--1.29%
              Buckeye Cellulose Corp.,
  1,455,000     9.25%, 9/15/08 .......................   1,309,500
              Buckeye Technologies, Inc.,
  1,240,000     8.50%, 12/15/05 ......................   1,128,400
              Georgia-Pacific Corp.:
  1,005,000     8.125%, 5/15/11 ......................     999,975
  1,205,000     8.875%, 5/15/31 ......................   1,164,936
                                                       -----------
                                                         4,602,811
                                                       -----------
              REAL ESTATE DEVELOPMENT--2.23%
              Corrections Corp of America:
  2,520,000     12.00%, 6/1/06 .......................   2,772,000
  2,605,000     9.875%, 5/1/09 .......................   2,689,663
              Schuler Homes,
  2,395,000     9.375%, 7/15/09 ......................   2,478,825
                                                       -----------
                                                         7,940,488
                                                       -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)



  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              SERVICES--OTHER--1.33%
              Service Corp. International,
  $2,410,000    6.00%, 12/15/05 ...................... $ 2,165,988
              Stewart Enterprises, Inc.,
  1,785,000     6.40%, 5/1/03 ........................   1,785,000
              United Rentals, Inc.:
    440,000     8.80%, 8/15/08 .......................     442,200
    350,000     9.25%, 1/15/09 .......................     358,750
                                                       -----------
                                                         4,751,938
                                                       -----------
              SHIPPING--0.74%
              Golden State Petro Trans,
    760,000     8.04%, 2/1/19 ........................     680,975
              Stena AB,
  1,985,000     8.75%, 6/15/07 .......................   1,945,300
                                                       -----------
                                                         2,626,275
                                                       -----------
              SPECIALTY CHEMICALS--3.51%
              Acetex Corp.,
  1,625,000     10.875%, 8/1/09 ......................   1,690,000
              Ferro Corp.,
  1,125,000     9.125%, 1/1/09 .......................   1,190,674
              Hercules, Inc.,
  4,190,000     11.125%, 11/15/07 ....................   4,666,613
  2,250,000     6.60%, 8/1/27 ........................   2,205,000
              Resolution Performance Products, Inc.,
  2,450,000     13.50%, 11/15/10 .....................   2,768,500
                                                       -----------
                                                        12,520,787
                                                       -----------
              STEEL--1.93%
              Allegheny Technologies,
  2,775,000     8.375%, 12/15/11 .....................   2,871,265
              Ispat Europe Group SA,
  e1,875,000    11.875%, 2/1/11 ......................   1,419,187
              Oregon Steel Mills, Inc.,
  2,590,000     11.00%, 6/15/03 ......................   2,593,237
                                                       -----------
                                                         6,883,689
                                                       -----------
              TELECOM (DOMESTIC)--3.15%
              Global Crossing Holding Ltd.,3
  2,000,000     9.125%, 11/15/06 .....................      30,000
              Globix Corp.,3
  1,500,000     12.50%, 2/1/10 .......................     247,500
               MJD Communications,
  2,505,000     9.50%, 5/1/08 ........................   2,216,925
              Qwest Capital Funding, Inc.,
  3,130,000     7.25%, 2/15/11 .......................   2,271,244
              US West Communications,
  4,815,000     5.625%, 11/15/08 .....................   4,075,801
              Worldcom, Inc.,
  3,180,000     7.875%, 5/15/03 ......................   2,385,000
                                                       -----------
                                                        11,226,470
                                                       -----------



  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              TELECOM (INTERNATIONAL)--1.00%
              Asia Global Crossing Ltd.,
  $1,000,000    13.375%, 10/15/10 .................... $   225,000
              Compania Internacional de
                Telecomunicaciones SA,
    400,000     8.85%, 8/1/04 ........................     144,000
              GT Group Telecom, Inc.,1
  1,750,000     0.00%, 2/1/10 ........................      70,000
              Netia Holdings BV,1,3
  4,885,000     11.25%, 11/1/07 ......................     830,450
              NTL Inc.,1
  2,175,000     0.00%, 4/1/08 ........................     750,375
              Philippine Long Distance:
    805,000     10.625%, 5/15/07 .....................     804,162
    760,000     11.375%, 5/15/12 .....................     758,806
                                                       -----------
                                                         3,582,793
                                                       -----------
              UTILITIES--8.28%
              AES Corp.,
  1,185,000     8.75%, 6/15/08 .......................     989,475
              Allegheny Energy Supply,
  1,385,000     8.25%, 4/15/12 .......................   1,427,967
              Avista Corp.:
  1,805,000     7.75%, 1/1/07 ........................   1,832,151
  5,715,000     9.75%, 6/1/08 ........................   6,110,615
              Calpine Canada Energy Finance,
  4,805,000     8.50%, 5/1/08 ........................   4,108,275
              Calpine Corp.:
  3,230,000     7.875%, 4/1/08 .......................   2,729,350
  1,825,000     7.75%, 4/15/09 .......................   1,542,125
    750,000     8.50%, 2/15/11 .......................     641,250
              CMS Energy Corp.,
  1,180,000     7.50%, 1/15/09 .......................   1,185,900
              Edison Mission Energy,
  3,825,000     7.73%, 6/15/09 .......................   3,509,437
              FirstEnergy Corp.,
  1,225,000     6.45%, 11/15/11 ......................   1,157,293
              Southwest Gas Corp.,
  4,395,000     8.375%, 2/15/11 ......................   4,267,633
                                                       -----------
                                                        29,501,471
                                                       -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              WIRELESS (CELLULAR/PCS)--12.01%
              Airgate PCS, Inc.,1
  $1,220,000    0.00%, 10/1/09 ....................... $   805,200
              Alamosa Holdings, Inc.,1
  2,095,000     0.00%, 2/15/10 .......................   1,005,600
              American Cellular Corp.,
  2,085,000     9.50%, 10/15/09 ......................   1,313,550
              Celcaribe SA,
  7,070,000     14.50%, 3/15/04 ......................   5,514,600
              Grupo Iusacell SA de CV,
  9,620,000     14.25%, 12/1/06 ......................   9,475,700
              IPCS Inc.,1
  1,245,000     0.00%, 7/15/10 .......................     684,750
              Iwo Holdings, Inc.,
    445,000     14.00%, 1/15/11 ......................     378,250
              Mobile Telesystems,
    980,000     10.95%, 12/21/04 .....................   1,013,075
              Nextel Communications, Inc.,
  3,295,000     9.50%, 2/1/11 ........................   2,257,075
              PTC International Finance BV,1
  9,805,000     0.00%, 7/1/07 ........................   9,805,000
              Rogers Cantel, Inc.,
  1,185,000     8.30%, 10/1/07 .......................   1,084,275
              Sprint Capital Corp.:
  1,115,000     7.125%, 1/30/06 ......................   1,090,429
    350,000     8.375%, 3/15/12 ......................     344,587
              Telecorp PCS, Inc.,
  1,465,000     10.625%, 7/15/10 .....................   1,670,100
              Tritel PCS, Inc.,1
  2,065,000     0.00%, 5/15/09 .......................   1,848,175
              Triton PCS, Inc.,1
  3,195,000     0.00%, 5/1/08 ........................   2,811,600
              US Unwired, Inc.,1
    805,000     0.00%, 11/1/09 .......................     535,325
              Voicestream Wireless Corp.,
  1,105,000     10.375%, 11/15/09 ....................   1,193,400
                                                       -----------
                                                        42,830,691
                                                       -----------
              WIRELESS (INFRASTRUCTURE/OTHER)--0.94%
              American Tower Corp.,
  2,155,000     5.00%, 2/15/10 .......................   1,225,656
              SBA Communications Corp.,1
  2,295,000     0.00%, 3/1/08 ........................   1,399,950
              TSI Telecommunication Services,
    745,000     12.75%, 2/1/09 .......................     722,650
                                                       -----------
                                                         3,348,256
                                                       -----------
TOTAL CORPORATE OBLIGATIONS
   (Cost $339,597,193) ...............................  340,568,934
                                                       -----------



  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              COMMON STOCK--0.01%
 $    2,500   Airgate PCS, Inc.2 ..................... $    35,750
                                                       -----------
TOTAL COMMON STOCK
   (Cost $14,230) ....................................      35,750
                                                       -----------
              PREFERRED STOCK--1.39%
              Crown Castle International Corp., PIK,
     25,051     12.75%, ..............................   1,315,177
              McLeod USA, Inc. Series A Prfd,
      1,704     2.50%, ...............................       9,031
              TNP Enterprises Inc., PIK,
     35,780     14.50%, 4/1/11 .......................   3,618,253
                                                       -----------
TOTAL PREFERRED STOCK
   (Cost $5,843,905) .................................   4,942,461
                                                       -----------

              WARRANTS--0.07%
      1,230   Asia Pulp and Paper Co., Ltd.2 .........          --
e     1,320   Atlantic Telecommunications
               Group Plc .............................       1,190
        810   Cable Satisfaction International2 ......       5,670
      2,140   Dayton Superior Corp.2 .................      21,400
e       655   Enitel ASA2 ............................         590
      2,600   GT Group Telecom, Inc.2 ................       3,900
      1,400   Horizon PCS, Inc.2 .....................      42,000
        740   Iwo Holdings, Inc.2 ....................      18,500
         75   Leap Wireless International, Inc.2 .....          37
      3,777   McLeod USA, Inc.2 ......................         755
      3,200   Ono Finance Plc2 .......................         400
      3,010   TNP Enterprises2 .......................      90,300
      5,415   Travel Centers of America, Inc.2 .......      54,150
                                                       -----------
TOTAL WARRANTS
   (Cost $576,368) ...................................     238,892
                                                       -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




  PRINCIPAL
     AMOUNT   SECURITY                                       VALUE

              US TREASURY BOND--0.33%
              US Treasury Bond,
  $1,020,000    7.25%, 5/15/16 ....................... $ 1,183,320
                                                       -----------
TOTAL USTREASURY BOND
   (Cost $1,162,424) .................................   1,183,320
                                                       -----------
TOTAL INVESTMENTS
   (Cost $347,194,120) .............  98.12%          $346,969,357

OTHER ASSETS IN EXCESS
   OF LIABILITIES ..................   1.88              6,643,467
                                     ------           ------------
NET ASSETS ......................... 100.00%          $353,612,824
                                     ======           ============

--------------------------------------------------------------------------------
1 Step Up Bond--The rate reflected on the Schedule of Investments is the rate in effect on October 31, 2001. The initial coupon on a step up bond changes on a specific date, to a predetermined higher rate.
2 Non-income producing security.
3 Defaulted Security.
4 Principal amount is denominated in US Dollars unless otherwise indicated.
5 Zero Coupon Bond.
PIK  --Payment-In-Kind Security.
144A --Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents 3% of net assets at period end.
e    --Security's principal amount is denominated in euros.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                                                                                     April 30, 2002

                                                                             SHORT-TERM                   SHORT-TERM
                                                                MUNICIPAL     MUNICIPAL         FIXED          FIXED     HIGH YIELD
                                                                BOND FUND     BOND FUND   INCOME FUND    INCOME FUND      BOND FUND
                                                            -------------   -----------   -----------  -------------   ------------
ASSETS
   Investment at value 1 ...................................$ 437,439,896 $ 228,128,657 $ 824,373,998  $  41,258,188  $ 346,969,357
   Cash ....................................................         --            --            --             --        1,879,546
   Receivable for securities sold ..........................         --          87,125    25,700,877        109,788      9,702,576
   Receivable for capital shares sold ......................      575,154     2,150,964     1,855,639           --            1,780
   Dividend and interest receivable ........................    6,966,578     3,816,538     9,311,064        558,443      8,464,917
   Unrealized appreciation on forward
      foreign currency contracts ...........................           --            --            --             --          5,107
   Prepaid expenses and other ..............................       24,691        20,907        38,893         41,526         24,635
                                                            ------------- ------------- -------------  -------------  -------------
Total assets ...............................................  445,006,319   234,204,191   861,280,471     41,967,945    367,047,918
                                                            ------------- ------------- -------------  -------------  -------------
LIABILITIES
   Due to advisor ..........................................      125,758        62,437       266,512          4,950         92,267
   Due to administrator ....................................       43,174        22,152        81,029          3,964         34,853
   Payable for securities purchased ........................    4,000,000     7,746,058    31,128,085        126,589     10,233,555
   Payable for capital shares redeemed .....................      822,345     2,512,020       402,508          3,362          8,265
   Dividend payable ........................................      224,945       108,803     3,967,897         30,658      2,895,461
   Unrealized depreciation on forward foreign
     currency contracts ....................................           --            --            --             --         78,399
   Accrued expenses and other ..............................      137,029        86,297       133,340         32,279         92,294
                                                            ------------- ------------- -------------  -------------  -------------
Total liabilities ..........................................    5,353,251    10,537,767    35,979,371        201,802     13,435,094
                                                            ------------- ------------- -------------  -------------  -------------
NET ASSETS .................................................$ 439,653,068 $ 223,666,424 $ 825,301,100  $  41,766,143  $ 353,612,824
                                                            ============= ============= =============  =============  =============
COMPOSITION OF NET ASSETS
   Paid-in capital .........................................$ 441,002,147 $ 223,404,580 $ 811,663,744  $  41,582,022  $ 434,812,326
   Undistributed (overdistributed) net investment income ...      (36,001)       (3,229)     (119,762)        15,434     (1,023,260)
   Accumulated net realized loss from investment and
      foreign currency transactions ........................   (8,930,681)   (1,579,115)   (1,081,806)       (54,391)   (79,880,301)
   Net unrealized appreciation/depreciation on
      investments and foreign currencies ...................    7,617,603     1,844,188    14,838,924        223,078       (295,941)
                                                            ------------- ------------- -------------  -------------  -------------
NET ASSETS .................................................$ 439,653,068 $ 223,666,424 $ 825,301,100  $  41,766,143  $ 353,612,824
                                                            ============= ============= =============  =============  =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Investment Class 2 ......................................$       11.05 $       10.25 $   10.82      $          --  $        7.25
                                                            ============= ============= =============  =============  =============
   Institutional Class 3 ...................................$       11.05 $       10.26 $   10.82      $       10.07  $        7.25
                                                            ============= ============= =============  =============  =============
   Premier Class 4 .........................................$         --  $          -- $   --         $          --  $        7.25
                                                            ============= ============= =============  =============  =============

--------------------------------------------------------------------------------
1 Cost of Investments: Municipal Bond Fund $429,822,293, Short-Term Municipal
  Bond Fund, $226,284,469, Fixed Income Fund, $809,535,074, Short-Term Fixed Income Fund, $41,035,110, High Yield Bond Fund, $347,194,120.
2 Net asset value, offering and redemption price per share (based on net assets of $15,113,917, $19,938,400, $48,914,501, $5,430,285 and 1,367,896, 1,945,398,
  4,521,537, 748,979 shares outstanding; $0.01 par value, unlimited number of shares authorized for Municipal Bond Fund, Short-Term Municipal Bond Fund, Fixed Income Fund and High Yield Bond Fund, respectively).
3 Net asset value, offering and redemption price per share (based on net assets of $424,539,151, $203,728,025, $776,386,599, $41,766,143, $26,987,142 and
  38,432,167, 19,857,376, 71,763,935, 4,146,819, 3,719,855 shares outstanding;
  $0.01 par value, unlimited number of shares authorized for Municipal Bond Fund, Short-Term Municipal Bond Fund, Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund, respectively).
4 Net asset value, offering and redemption price per share (based on net assets of $321,195,397 and 44,276,761 shares outstanding; $0.01 par value, unlimited number of shares authorized for High Yield Bond Fund).

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                     76-77

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (Unaudited)

                                                                                                                   FOR THE SIX
                                                                                                                  MONTHS ENDED
                                                                                                                APRIL 30, 2002

                                                                       SHORT-TERM                   SHORT-TERM
                                                          MUNICIPAL     MUNICIPAL          FIXED          FIXED     HIGH YIELD
                                                          BOND FUND     BOND FUND    INCOME FUND    INCOME FUND      BOND FUND
                                                      -------------     ---------    -----------  -------------   ------------
INVESTMENT INCOME
   Interest .......................................... $ 11,918,781  $  4,472,971   $ 25,267,587   $    973,985   $ 19,400,821
   Dividends .........................................       27,257        82,510        154,459         24,171        418,990
                                                       ------------  ------------   ------------   ------------   ------------
Total investment income ..............................   11,946,038     4,555,481     25,422,046        998,156     19,819,811
                                                       ------------  ------------   ------------   ------------   ------------
EXPENSES
   Investment advisory fees ..........................      879,575       378,497      1,596,171         76,370        887,754
   Administration fees ...............................      263,872       113,549        478,852         22,911        213,061
   Custody fees ......................................       34,067        19,182         49,148          8,732         69,473
   Registration fees .................................        8,908        13,503          6,602          8,915         11,302
   Printing and shareholder reports ..................       15,424        12,773         16,492         10,095         15,933
   Professional fees .................................       32,489        18,896         40,571         14,265         26,149
   Directors' fees ...................................        8,420         8,404          8,428          8,428          8,428
   Servicing plan fees ...............................       17,305        16,252         50,259           --            6,268
   Interest expense ..................................         --            --             --             --              844
   Miscellaneous .....................................       71,721        30,602         16,165          7,367         10,772
                                                       ------------  ------------   ------------   ------------   ------------
Total expenses .......................................    1,331,781       611,658      2,262,688        157,083      1,249,984)
Less: fee waivers and/or expense reimbursements ......     (105,431)      (74,973)       (17,693)       (52,075)      (335,211)
                                                       ------------  ------------   ------------   ------------   ------------
Net expenses .........................................    1,226,350       536,685      2,244,995        105,008        914,773
                                                       ------------  ------------   ------------   ------------   ------------
NET INVESTMENT INCOME ................................   10,719,688     4,018,796     23,177,051        893,148     18,905,038
                                                       ------------  ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCIES
   Net realized gain (loss) from:
     Investment transactions .........................      211,706       (83,577)     6,170,402        (43,379)   (20,469,057)
     Foreign currency transactions ...................         --            --             --             --          (85,760)
   Net change in unrealized appreciation/
     depreciation on investments
     and foreign currencies ..........................   (5,611,207)   (1,184,484)   (26,721,824)      (298,337)    20,969,177
                                                       ------------  ------------   ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND
   FOREIGN CURRENCIES ................................   (5,399,501)   (1,268,061)   (20,551,422)      (341,716)       414,360
                                                       ------------  ------------   ------------   ------------   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ........... $  5,320,187  $  2,750,735   $  2,625,629   $    551,432   $ 19,319,398
                                                       ============  ============   ============   ============   ============

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                     78-79

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                   FOR THE SIX          FOR THE        FOR THE SIX            FOR THE
                                                  MONTHS ENDED       YEAR ENDED       MONTHS ENDED         YEAR ENDED
                                              APRIL 30, 2002 1    OCT. 31, 2001   APRIL 30, 2002 1      OCT. 31, 2001

                                                                      MUNICIPAL                            SHORT-TERM
                                                                      BOND FUND                   MUNICIPAL BOND FUND
                                                                 --------------                   -------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income .....................   $  10,719,688    $  25,272,875      $   4,018,796      $   7,616,630
   Net realized gain (loss) on investment and
     foreign currency transactions ...........         211,706        2,813,549            (83,577)           197,458
   Net change in unrealized appreciation/
     depreciation on investments and
     foreign currencies ......................      (5,611,207)      17,821,478         (1,184,484)         3,247,685
                                                  ------------    -------------      -------------      -------------
Net increase in net assets from operations ...       5,320,187       45,907,902          2,750,735         11,061,773
                                                  ------------    -------------      -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income:
     Institutional Class .....................     (10,398,562)     (24,692,324)        (3,758,870)        (7,521,005)
     Investment Class ........................        (321,127)        (580,559)          (259,926)           (95,545)
     Premier Class ...........................            --               --                 --                 --
   Net realized gain from
     investment transactions:
     Institutional Class .....................            --               --                 --                 --
     Investment Class ........................            --               --                 --                 --
     Premier Class ...........................            --               --                 --                 --
                                                  ------------    -------------      -------------      -------------
Total distributions ..........................     (10,719,689)     (25,272,883)        (4,018,796)        (7,616,550)
                                                  ------------    -------------      -------------      -------------
CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales of shares .........      56,107,686      153,481,300        111,755,406        117,149,860
   Net dividend reinvestments ................       9,297,124       21,775,792          3,469,322          6,716,360
   Redemption in kind ........................            --               --                 --                 --
   Net cost of shares redeemed ...............     (76,021,054)    (267,475,568)       (51,128,486)      (159,022,211)
                                                  ------------    -------------      -------------      -------------
Net increase (decrease) in net assets from
   capital share transactions ................     (10,616,244)     (92,218,476)        64,096,242        (35,155,991)
                                                  ------------    -------------      -------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ......     (16,015,746)     (71,583,457)        62,828,181        (31,710,768)
                                                  ------------    -------------      -------------      -------------
NET ASSETS
   Beginning of period .......................     455,668,814      527,252,271        160,838,243        192,549,011
                                                  ------------    -------------      -------------      -------------
   End of period .............................    $439,653,068 2  $ 455,668,814 2     $223,666,424 3    $ 160,838,243 3
                                                  ============    =============      =============      =============

                                                     FOR THE SIX          FOR THE        FOR THE SIX            FOR THE
                                                    MONTHS ENDED       YEAR ENDED       MONTHS ENDED         YEAR ENDED
                                                APRIL 30, 2002 1    OCT. 31, 2001   APRIL 30, 2002 1      OCT. 31, 2001

                                                                            FIXED                            SHORT-TERM
                                                                      INCOME FUND                     FIXED INCOME FUND
                                                                  ---------------                     -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income .....................     $  23,177,051    $  51,355,390      $     893,148      $   2,006,566
   Net realized gain (loss) on investment and
     foreign currency transactions ...........         6,170,402       21,232,649            (43,379)           126,895
   Net change in unrealized appreciation/
     depreciation on investments and
     foreign currencies ......................       (26,721,824)      45,614,581           (298,337)           573,656
                                                   -------------    -------------      -------------      -------------
Net increase in net assets from operations ...         2,625,629      118,202,620            551,432          2,707,117
                                                   -------------    -------------      -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income:
     Institutional Class .....................       (22,058,219)     (49,959,242)          (876,487)        (2,006,517)
     Investment Class ........................        (1,118,832)      (1,394,320)              --                 --
     Premier Class ...........................              --               --                 --                 --
   Net realized gain from
     investment transactions:
     Institutional Class .....................              --               --              (75,524)              --
     Investment Class ........................              --               --                 --                 --
     Premier Class ...........................              --               --                 --                 --
                                                   -------------    -------------      -------------      -------------
Total distributions ..........................       (23,177,051)     (51,353,562)          (952,011)        (2,006,517)
                                                   -------------    -------------      -------------      -------------
CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales of shares .........       206,133,306      240,675,303         16,930,734         46,800,438
   Net dividend reinvestments ................        18,490,994       39,926,264            202,469            469,158
   Redemption in kind ........................              --               --                 --                 --
   Net cost of shares redeemed ...............      (152,452,296)    (391,328,091)       (13,175,829)       (44,236,811)
                                                   -------------    -------------      -------------      -------------
Net increase (decrease) in net assets from
   capital share transactions ................        72,172,004     (110,726,524)         3,957,374          3,032,785
                                                   -------------    -------------      -------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ......        51,620,582      (43,877,466)         3,556,795          3,733,385
                                                   -------------    -------------      -------------      -------------
NET ASSETS
   Beginning of period .......................       773,680,518      817,557,984         38,209,348         34,475,963
                                                   -------------    -------------      -------------      -------------
   End of period .............................      $825,301,100 4  $ 773,680,518 4    $  41,766,143 5    $  38,209,348 5
                                                   =============    =============      =============      =============

                                                    FOR THE SIX          FOR THE
                                                   MONTHS ENDED       YEAR ENDED
                                               APRIL 30, 2002 1    OCT. 31, 2001

                                                                      HIGH YIELD
                                                                       BOND FUND
                                                                     -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income .....................    $  18,905,038    $  37,514,403
   Net realized gain (loss) on investment and
     foreign currency transactions ...........      (20,554,817)     (55,072,579)
   Net change in unrealized appreciation/
     depreciation on investments and
     foreign currencies ......................       20,969,177       10,063,693
                                                  -------------    -------------
Net increase in net assets from operations ...       19,319,398       (7,494,483)
                                                  -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income:
     Institutional Class .....................       (1,125,094)      (2,691,223)
     Investment Class ........................         (258,268)        (510,696)
     Premier Class ...........................      (17,652,910)     (34,205,360)
   Net realized gain from
     investment transactions:
     Institutional Class .....................             --           (109,036)
     Investment Class ........................             --            (23,951)
     Premier Class ...........................             --         (1,336,026)
                                                  -------------    -------------
Total distributions ..........................      (19,036,272)     (38,876,292)
                                                  -------------    -------------
CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales of shares .........       47,177,450      243,069,333
   Net dividend reinvestments ................       19,196,773       34,834,721
   Redemption in kind ........................             --       (100,853,841)
   Net cost of shares redeemed ...............      (64,164,485)     (84,793,844)
                                                  -------------    -------------
Net increase (decrease) in net assets from
   capital share transactions ................        2,209,738       92,256,369
                                                  -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ......        2,492,864       45,885,594
                                                  -------------    -------------
NET ASSETS
   Beginning of period .......................      351,119,960      305,234,366
                                                  -------------    -------------
   End of period .............................    $ 353,612,824 6  $ 351,119,960 6
                                                  =============    =============

--------------------------------------------------------------------------------
1 Unaudited.
2 Includes overdistributed net investment income of $(36,001) for the six months ended April 30, 2002 and $(36,001) for the year ended October 31, 2001.
3 Includes overdistributed net investment income of $(3,229) for the six months ended April 30, 2002 and $(3,229) for the year ended October 31, 2001.
4 Includes overdistributed net investment income of $(119,762) for the six months ended April 30, 2002 and $(119,762) for the year ended October 31, 2001.
5 Includes undistributed/(overdistributed) net investment income of $15,434 for the six months ended April 30, 2002 and $(1,227) for the year ended October 31, 2001.
6 Includes undistributed/(overdistributed) net investment income of $(1,023,260) for the six months ended April 30, 2002 and $(892,026) for the year ended October 31, 2001.

--------------------------------------------------------------------------------
                                      80-81
Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 MUNICIPAL                          FOR THE SIX
 BOND FUND--                       MONTHS ENDED
 INSTITUTIONAL CLASS                  APRIL 30,                                      FOR THE YEARS ENDED OCTOBER 31,
                                         2002 1          2001         2000          1999          1998          1997
PER SHARE OPERATING
   PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...............   $11.18        $10.77       $10.66        $11.30        $11.12       $10.99
                                         ------        ------       ------        ------        ------       ------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income .............     0.27          0.53         0.56          0.51          0.53         0.57
   Net realized and unrealized
     gain (loss) on investment
     transactions ....................    (0.13)         0.41         0.11         (0.59)         0.18         0.22
                                         ------        ------       ------        ------        ------       ------
Total from investment
   operations ........................     0.14          0.94         0.67         (0.08)         0.71         0.79
                                         ------        ------       ------        ------        ------       ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............    (0.27)        (0.53)       (0.56)        (0.51)        (0.53)       (0.57)
   Net realized gain from
     investment transactions .........    --            --           --            (0.05)        --           (0.09)
                                         ------        ------       ------        ------        ------       ------
Total distributions ..................    (0.27)        (0.53)       (0.56)        (0.56)        (0.53)       (0.66)
                                         ------        ------       ------        ------        ------       ------
NET ASSET VALUE,
   END OF PERIOD .....................   $11.05        $11.18       $10.77        $10.66        $11.30       $11.12
                                         ======        ======       ======        ======        ======       ======
TOTAL INVESTMENT RETURN ..............     1.26%         8.90%        6.45%        (0.78)%        6.58%        7.49%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .................. $424,539      $442,458     $514,784      $622,896      $570,743     $361,461
   Ratios to average net assets:
     Net investment income ...........     4.88%2        4.80%        5.25%         4.62%         4.71%        5.19%
     Expenses after waivers
        and/or reimbursements
        (includes interest expense
        paid by the Fund) ............     0.55%2        0.55%        0.55%           --%           --%          --%
     Expenses after waivers
        and/or reimbursements
        (excludes interest expense
        paid by the Fund) ............     0.55%2        0.55%        0.55%         0.55%         0.54%        0.54%
     Expenses before waivers
        and/or reimbursements
        (includes interest expense
        paid by the Fund) ............     0.57%2        0.57%        0.59%         0.58%         0.58%        0.61%
   Portfolio turnover rate ...........        6%           27%          29%           27%           42%          67%

--------------------------------------------------------------------------------
1 Unaudited.
2 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 MUNICIPAL BOND FUND--                                                                                       FOR THE
 INVESTMENT CLASS                          FOR THE SIX                                                        PERIOD
                                          MONTHS ENDED                                               JULY 30, 1997 2
                                             APRIL 30,             FOR THE YEARS ENDED OCTOBER 31,           THROUGH
                                                2002 1       2001         2000       1999      1998    OCT. 31, 1997
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD .......................  $11.18     $10.77       $10.66     $11.30    $11.11          $11.11
                                                ------     ------       ------     ------    ------          ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .....................    0.25       0.50         0.53       0.49      0.50            0.14
   Net realized and unrealized gain (loss)
     on investment transactions ..............   (0.13)      0.41         0.11      (0.59)     0.19              --3
                                                ------     ------       ------     ------    ------          ------
Total from investment operations .............    0.12       0.91         0.64      (0.10)     0.69            0.14
                                                ------     ------       ------     ------    ------          ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .....................   (0.25)     (0.50)       (0.53)     (0.49)    (0.50)          (0.14)
   Net realized gain from investment
     transactions ............................      --         --           --      (0.05)       --              --
                                                ------     ------       ------     ------    ------          ------
Total distributions ..........................   (0.25)     (0.50)       (0.53)     (0.54)    (0.50)          (0.14)
                                                ------     ------       ------     ------    ------          ------
NET ASSET VALUE, END OF PERIOD ...............  $11.05     $11.18       $10.77     $10.66    $11.30          $11.11
                                                ======     ======       ======     ======    ======          ======
TOTAL INVESTMENT RETURN ......................    1.14%      8.63%        6.21%     (1.01)%    6.42%           1.22%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .......................... $15,114    $13,210      $12,468     $7,172    $5,126            $192
   Ratios to average net assets:
     Net investment income ...................    4.63%4     4.55%        5.01%      4.33%     4.41%           4.95%4
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ............    0.79%4     0.80%        0.80%        --%       --%             --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ............    0.79%4     0.80%        0.80%      0.80%     0.79%           0.79%4
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ............    0.81%4     0.82%        0.83%      0.82%     0.85%           0.85%4
   Portfolio turnover rate ...................       6%        27%          29%        27%       42%             67%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Less than $0.01.
4 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 SHORT-TERM                         FOR THE SIX
 MUNICIPAL                         MONTHS ENDED
 BOND FUND--                          APRIL 30,                                      FOR THE YEARS ENDED OCTOBER 31,
 INSTITUTIONAL CLASS                     2002 1          2001         2000          1999          1998          1997
PER SHARE OPERATING
   PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...............   $10.33        $10.16       $10.11        $10.37        $10.28       $10.13
                                         ------        ------       ------        ------        ------       ------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income .............     0.22          0.47         0.50          0.40          0.46         0.52
   Net realized and unrealized
     gain (loss) on investment
     transactions ....................    (0.07)         0.17         0.05         (0.26)         0.09         0.16
                                         ------        ------       ------        ------        ------       ------
Total from investment
   operations ........................     0.15          0.64         0.55          0.14          0.55         0.68
                                         ------        ------       ------        ------        ------       ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............    (0.22)        (0.47)       (0.50)        (0.40)        (0.46)       (0.52)
   Net realized gain from
     investment transactions .........       --            --           --            --            --        (0.01)
                                         ------        ------       ------        ------        ------       ------
Total distributions ..................    (0.22)        (0.47)       (0.50)        (0.40)        (0.46)       (0.53)
                                         ------        ------       ------        ------        ------       ------
NET ASSET VALUE,
   END OF PERIOD .....................   $10.26        $10.33       $10.16        $10.11        $10.37       $10.28
                                         ======        ======       ======        ======        ======       ======
TOTAL INVESTMENT RETURN ..............     1.45%         6.40%        5.52%        1.33%          5.51%        6.93%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .................. $203,728      $154,657     $192,357     $107,427        $54,369      $19,950
   Ratios to average net assets:
     Net investment income ...........     4.26%2        4.60%        5.26%        3.92%          4.46%        5.14%
     Expenses after waivers
        and/or reimbursements
        (includes interest expense
        paid by the Fund) ............     0.55%2        0.55%        0.55%          --%            --%          --%
     Expenses after waivers
        and/or reimbursements
        (excludes interest expense
        paid by the Fund) ............     0.55%2        0.55%        0.55%        0.55%          0.55%        0.53%
     Expenses before waivers
        and/or reimbursements
        (includes interest expense
        paid by the Fund) ............     0.63%2        0.62%        0.71%        0.80%          0.82%        1.02%
   Portfolio turnover rate ...........       18%           63%          52%          64%            28%          95%

--------------------------------------------------------------------------------
1 Unaudited.
2 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 SHORT-TERM                                FOR THE SIX                                    FOR THE    FOR THE PERIOD
 MUNICIPAL BOND FUND--                    MONTHS ENDED                                YEARS ENDED    DEC. 3, 1997 2
 INVESTMENT CLASS                            APRIL 30,                                OCTOBER 31,           THROUGH
                                                2002 1           2001          2000          1999     OCT. 31, 1998
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD .......................  $10.32         $10.16        $10.11        $10.37            $10.28
                                                ------         ------        ------        ------            ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .....................    0.21           0.44          0.47          0.37              0.39
   Net realized and unrealized gain
     (loss) on investment
     transactions ............................   (0.07)          0.16          0.05         (0.26)             0.09
                                                ------         ------        ------        ------            ------
Total from investment operations .............    0.14           0.60          0.52          0.11              0.48
                                                ------         ------        ------        ------            ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .....................   (0.21)         (0.44)        (0.47)        (0.37)            (0.39)
   Net realized gain from investment
     transactions ............................      --             --            --            --                --
                                                ------         ------        ------        ------            ------
Total distributions ..........................   (0.21)         (0.44)        (0.47)        (0.37)            (0.39)
                                                ------         ------        ------        ------            ------
NET ASSET VALUE, END OF PERIOD ...............  $10.25         $10.32        $10.16        $10.11            $10.37
                                                ======         ======        ======        ======            ======
TOTAL INVESTMENT RETURN ......................    1.33%          6.03%         5.24%         1.08%             4.81%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .......................... $19,938         $6,182          $192          $268              $436
   Ratios to average net assets:
     Net investment income ...................    3.95%3         3.95%         4.78%         3.91%             4.20%3
     Expenses after waivers and/or
        reimbursements (includes
        interest expense paid by
        the Fund) ............................    0.80%3         0.80%         0.80%       --%               --%
     Expenses after waivers and/or
        reimbursements (excludes
        interest expense paid by
        the Fund) ............................    0.80%3         0.80%         0.80%         0.80%             0.80%3
     Expenses before waivers and/or
        reimbursements (includes
        interest expense paid by
        the Fund) ............................    0.88%3         0.87%         0.96%         1.00%             1.02%3
   Portfolio turnover rate ...................      18%            63%           52%           64%               26%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 FIXED INCOME FUND--                FOR THE SIX
 INSTITUTIONAL CLASS               MONTHS ENDED
                                      APRIL 30,                                      FOR THE YEARS ENDED OCTOBER 31,
                                         2002 1          2001         2000          1999          1998          1997
PER SHARE OPERATING
   PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...............   $11.12        $10.24       $10.17        $10.88        $10.76       $10.51
                                         ------        ------       ------        ------        ------       ------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income .............     0.31          0.67         0.67          0.64          0.65         0.68
   Net realized and unrealized
     gain (loss) on investment
     transactions ....................    (0.30)         0.88         0.07         (0.54)         0.20         0.25
                                         ------        ------       ------        ------        ------       ------
Total from investment
   operations ........................     0.01          1.55         0.74          0.10          0.85         0.93
                                         ------        ------       ------        ------        ------       ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............    (0.31)        (0.67)       (0.67)        (0.64)        (0.65)       (0.68)
   Net realized gain from
     investment transactions .........    --            --           --            (0.17)        (0.08)       --
                                         ------        ------       ------        ------        ------       ------
Total distributions ..................    (0.31)        (0.67)       (0.67)        (0.81)        (0.73)       (0.68)
                                         ------        ------       ------        ------        ------       ------
NET ASSET VALUE, END OF PERIOD .......   $10.82        $11.12       $10.24        $10.17        $10.88       $10.76
                                         ------        ------       ------        ------        ------       ------
TOTAL INVESTMENT RETURN ..............     0.14%        15.56%        7.55%         0.86%         8.25%        9.22%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .................. $776,387      $739,834     $804,089    $1,258,869    $1,263,215   $1,103,121
   Ratios to average net assets:
     Net investment income ...........     5.81%2        6.26%        6.60%         6.08%         6.01%        6.50%
     Expenses after waivers
        and/or reimbursements
        (includes interest expense
        paid by the Fund) ............     0.55%2        0.55%        0.54%       --%           --%          --%
     Expenses after waivers
        and/or reimbursements
        (excludes interest expense
        paid by the Fund) ............     0.55%2        0.55%        0.54%         0.55%         0.55%        0.55%
     Expenses before waivers
        and/or reimbursements
        (includes interest expense
        paid by the Fund) ............     0.55%2        0.56%        0.54%         0.55%         0.56%        0.60%
   Portfolio turnover rate ...........       76%          161%         116%          157%          122%         178%

--------------------------------------------------------------------------------
1 Unaudited.
2 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 FIXED INCOME FUND--                       FOR THE SIX                                    FOR THE    FOR THE PERIOD
 INVESTMENT CLASS                         MONTHS ENDED                                YEARS ENDED    FEB. 11, 19982
                                             APRIL 30,                                OCTOBER 31,           THROUGH
                                                2002 1           2001          2000          1999     OCT. 31, 1998
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ......................   $11.12         $10.24        $10.17        $10.88            $10.75
                                                ------         ------        ------        ------            ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ....................     0.30           0.64          0.59          0.61              0.45
   Net realized and unrealized gain
     (loss) on investment transactions ......    (0.30)          0.88          0.07         (0.54)             0.13
                                                ------         ------        ------        ------            ------
Total from investment operations ............     0.00           1.52          0.66          0.07              0.58
                                                ------         ------        ------        ------            ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ....................    (0.30)         (0.64)        (0.59)        (0.61)            (0.45)
   Net realized gain from
     investment transactions ................       --             --            --         (0.17)               --
                                                ------         ------        ------        ------            ------
Total distributions .........................    (0.30)         (0.64)        (0.59)        (0.78)            (0.45)
                                                ------         ------        ------        ------            ------
NET ASSET VALUE, END OF PERIOD ..............   $10.82         $11.12        $10.24        $10.17            $10.88
                                                ======         ======        ======        ======            ======
TOTAL INVESTMENT RETURN .....................     0.02%         15.39%         7.19%         0.65%             5.28%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ........................   $48,815        $33,847       $13,469        $7,389            $1,533
   Ratios to average net assets:
     Net investment income ..................     5.55%3         5.95%         6.40%         5.86%             5.77%3
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ...........     0.80%3         0.80%         0.79%           --%               --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ...........     0.80%3         0.80%         0.79%         0.80%             0.80%3
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ...........     0.80%3         0.81%         0.79%         0.80%             0.87%3
   Portfolio turnover rate ..................       76%           161%          116%          157%              122%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 SHORT-TERM FIXED                   FOR THE SIX
 INCOME FUND--                     MONTHS ENDED
 INSTITUTIONAL CLASS                  APRIL 30,                                      FOR THE YEARS ENDED OCTOBER 31,
                                         2002 1          2001         2000          1999          1998          1997
PER SHARE OPERATING
   PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...............   $10.18         $9.97        $9.96        $10.13        $10.06       $10.00
                                         ------         -----        -----        ------        ------       ------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income .............     0.26          0.60         0.63          0.59          0.60         0.58
   Net realized and unrealized
     gain (loss) on investment
     transactions ....................    (0.09)         0.21         0.01         (0.14)         0.07         0.06
                                         ------         -----        -----        ------        ------       ------
Total from investment
   operations ........................     0.17          0.81         0.64          0.45          0.67         0.64
                                         ------         -----        -----        ------        ------       ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............    (0.26)        (0.60)       (0.63)        (0.60)        (0.60)       (0.58)
   Net realized gain from
     investment transactions .........    (0.02)           --           --         (0.02)           --           --
                                         ------         -----        -----        ------        ------       ------
Total distributions ..................    (0.28)        (0.60)       (0.63)        (0.62)        (0.60)       (0.58)
                                         ------         -----        -----        ------        ------       ------
NET ASSET VALUE,
   END OF PERIOD .....................   $10.07        $10.18       $ 9.97        $ 9.96        $10.13       $10.06
                                         ======        ======       ======        ======        ======       ======
TOTAL INVESTMENT RETURN ..............     1.66%         8.39%        6.63%         4.49%         6.85%        6.61%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ..................  $41,766       $38,209      $34,476       $26,753       $20,201      $17,083
   Ratios to average net assets:
     Net investment income ...........     4.67%2        5.97%        6.35%         6.03%         5.92%        5.77%
     Expenses after waivers
        and/or reimbursements
        (includes interest expense
        paid by the Fund) ............     0.55%2        0.55%        0.55%       --%           --%          --%
     Expenses after waivers
        and/or reimbursements
        (excludes interest expense
        paid by the Fund) ............     0.55%2        0.55%        0.55%         0.55%         0.55%        0.53%
     Expenses before waivers
        and/or reimbursements
        (includes interest expense
        paid by the Fund) ............     0.82%2        0.80%        0.87%         1.29%         0.93%        1.09%
   Portfolio turnover rate ...........       30%          129%          89%          142%           98%         186%

--------------------------------------------------------------------------------
1 Unaudited.
2 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 HIGH YIELD BOND FUND--                                                                              FOR THE PERIOD
 INSTITUTIONAL CLASS                        FOR THE SIX                                            MARCH 16, 1998 2
                                           MONTHS ENDED                                                     THROUGH
                                              APRIL 30,              FOR THE YEARS ENDED OCTOBER 31,       OCT. 31,
                                                 2002 1          2001           2000            1999           1998
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD .......................    $7.25         $8.23          $9.08           $8.71         $10.00
                                                  -----         -----          -----           -----         ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .....................     0.41          1.01           1.12            1.03           0.54
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ......................    (0.03)        (0.95)         (0.85)           0.37          (1.29)
                                                  -----         -----          -----           -----         ------
Total from investment operations .............     0.38          0.06           0.27            1.40          (0.75)
                                                  -----         -----          -----           -----         ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .....................    (0.38)        (0.98)         (1.12)          (1.03)         (0.54)
   Net realized gain from investment
     transactions ............................       --         (0.06)            --              --             --
                                                  -----         -----          -----           -----         ------
Total distributions ..........................    (0.38)        (1.04)         (1.12)          (1.03)         (0.54)
                                                  -----         -----          -----           -----         ------
NET ASSET VALUE, END OF PERIOD ...............    $7.25         $7.25          $8.23           $9.08         $ 8.71
                                                  =====         =====          =====           =====         ======
TOTAL INVESTMENT RETURN ......................     5.65%         0.68%          2.45%          16.54%         (7.84)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ..........................  $26,987       $15,736        $29,580        $318,247        $92,668
   Ratios to average net assets:
     Net investment income ...................    10.33%3       12.44%         12.29%          11.37%          9.34%3
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ............     0.65%3        0.65%          0.68%            --%            --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ............     0.65%3        0.65%          0.65%           0.65%          0.65%3
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ............     0.84%3        0.86%          0.72%           0.75%          0.82%3
   Portfolio turnover rate ...................       73%          175%4          151%            180%           131%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Annualized.
4 Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 HIGH YIELD BOND FUND--                                                                              FOR THE PERIOD
 INVESTMENT CLASS                           FOR THE SIX                                            SEPT. 15, 1998 2
                                           MONTHS ENDED                                                     THROUGH
                                              APRIL 30,              FOR THE YEARS ENDED OCTOBER 31,       OCT. 31,
                                                 2002 1          2001           2000            1999           1998
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD .......................    $7.24         $8.23          $9.07           $8.71         $10.28
                                                  -----         -----          -----           -----         ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .....................     0.41          0.94           1.10            1.00           0.11
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ......................    (0.03)        (0.91)         (0.84)           0.36          (1.57)
                                                  -----         -----          -----           -----         ------
Total from investment operations .............     0.38          0.03           0.26            1.36          (1.46)
                                                  -----         -----          -----           -----         ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .....................    (0.37)        (0.96)         (1.10)          (1.00)         (0.11)
   Net realized gain from investment
     transactions ............................       --         (0.06)            --              --             --
                                                  -----         -----          -----           -----         ------
Total distributions ..........................    (0.37)        (1.02)         (1.10)          (1.00)         (0.11)
                                                  -----         -----          -----           -----         ------
NET ASSET VALUE, END OF PERIOD ...............    $7.25         $7.24          $8.23           $9.07         $ 8.71
                                                  =====         =====          =====           =====         ======
TOTAL INVESTMENT RETURN ......................     5.53%         0.29%          2.34%          16.07%          0.27%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ..........................   $5,430        $4,534         $3,128          $2,875            $81
   Ratios to average net assets:
     Net investment income ...................    10.19%3       12.12%         12.96%          11.24%         11.89%3
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ............     0.90%3        0.90%          0.91%         --%            --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ............     0.90%3        0.90%          0.90%           0.90%          0.90%3
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ............     1.09%3        1.11%          0.96%           1.00%          1.05%3
   Portfolio turnover rate ...................       73%          175%4          151%            180%           131%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Annualized.
4 Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 HIGH YIELD BOND FUND--                                      FOR THE SIX              FOR THE
 PREMIER CLASS                                              MONTHS ENDED           YEAR ENDED
                                                        APRIL 30, 2002 1    OCTOBER 31, 2001 2
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...........................    $7.24               $8.23
                                                                    -----               -----
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .......................................     0.43                0.98
   Net realized and unrealized gain (loss)
     on investments and foreign currencies .....................    (0.03)              (0.92)
                                                                    -----               -----
Total from investment operations ...............................     0.40                0.06
                                                                    -----               -----
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .......................................    (0.39)              (0.99)
   Net realized gain from investment transactions ..............       --               (0.06)
                                                                    -----               -----
Total distributions ............................................    (0.39)              (1.05)
                                                                    -----               -----
NET ASSET VALUE, END OF PERIOD .................................    $7.25               $7.24
                                                                    =====               =====
TOTAL INVESTMENT RETURN ........................................     5.73%               0.68%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .................... $321,195            $330,849
   Ratios to average net assets:
     Net investment income .....................................    10.67%3             12.53%
        Expenses after waivers and/or reimbursements
          (includes interest expense paid by the Fund) .........     0.50%3              0.50%
        Expenses after waivers and/or reimbursements
          (excludes interest expense paid by the Fund) .........     0.50%3              0.50%
        Expenses before waivers and/or reimbursements
          (includes interest expense paid by the Fund) .........     0.69%3              0.71%
     Portfolio turnover rate ...................................       73%                175%4

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations was October 31, 2000.
3 Annualized.
4 Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION

Morgan Grenfell Investment Trust (the 'Company') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a diversified, open-end management investment company. The Company is organized as a business trust under the laws of the state of Delaware. The Municipal Bond Fund, Short-Term Municipal Bond Fund, Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund are five of the funds the Company offers to investors.

The Municipal Bond Fund, Short-Term Municipal Bond Fund and Fixed Income Fund each offer two classes of shares to investors: Institutional Class and Investment Class. The Short-Term Fixed Income Fund offers one class of shares to investors: Institutional Class. The High Yield Bond Fund offers three classes of shares to investors: Institutional Class, Investment Class and Premier Class. All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

The investment objective of each Fund is as follows: The Municipal Bond Funds seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital by investing primarily in investment-grade fixed income securities that pay interest exempt from federal income tax. The Short-Term Municipal Bond Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital by investing primarily in investment-grade short-term fixed income securities that pay interest exempt from federal income tax. The Fixed Income Fund seeks a high level of income consistent with the preservation of capital by investing primarily in investment-grade fixed income securities. The Short-Term Fixed Income Fund seeks a high level of income consistent with the preservation of capital by investing primarily in investment-grade short-term fixed income securities. The Fixed Income and Short-Term Fixed Income Funds invest for current income, not capital appreciation. The High Yield Bond Fund seeks high current income and, as a secondary objective, capital appreciation by investing primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. Details concerning each Fund's investment objectives and policies and the risk factors associated with the Funds' investments are described in each Fund's Prospectus and Statement of Additional Information.

B. VALUATION OF SECURITIES

Each Fund values its investments at market value.

When valuing fixed income securities, each Fund uses the last bid price prior to the calculation of the Fund's net asset value. If a current bid price is not available, each Fund uses the mean between the latest quoted bid and asked prices. When valuing short-term securities that mature within sixty days, each Fund uses amortized cost.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, each Fund determines a fair value in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Funds value their investments. After consideration of various factors, the Funds may value the securities at their last reported price or at fair value. On April 30, 2002, there were no fair valued securities.

C. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND OTHER

Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date or, in the case of certain foreign securities, upon receipt of ex-dividend notification. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

Service fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

D. DISTRIBUTIONS

Each Fund pays monthly dividends from its net investment income and makes annual distributions of any net realized capital gains to the extent they exceed capital loss carryforwards. Each Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES

It is each Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. CASH

Cash includes deposits held at each Fund's custodian in a variable rate account at the applicable interest rate.

G. REPURCHASE AGREEMENTS

Each Fund may make short term investments in repurchase agreements that are fully collateralized by US government securities. Under the terms of a repurchase agreement, a financial institution sells fixed income securities to the Fund and agrees to buy them back on a specified day in return for the principal amount of the original sale plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

H. FOREIGN CURRENCY TRANSLATION

The High Yield Bond Fund maintains its accounting records in US dollars. The Fund determines the US dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translation shown on the High Yield Bond Fund's financial statements result from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the High Yield Bond Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the US dollar value of the foreign currency.

I. FORWARD FOREIGN CURRENCY CONTRACTS

The High Yield Bond Fund may use forward foreign currency contracts to manage foreign exchange rate risk. The Fund may use these contracts to fix the US dollar value of a securities transaction for the period between the date of the transaction and the date the security is received or delivered or to hedge the US dollar value of securities it already owns. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities, but does establish a rate of exchange that can be achieved in the future.

The High Yield Bond Fund determines the net US dollar value of forward foreign currency contracts using prevailing exchange rates.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

J. ESTIMATES

In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS
WITH AFFILIATES

Deutsche Asset Management, Inc. ('DeAM, Inc.'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for each of the Funds. Each Fund pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the following annual rates: 0.40% for the Municipal Bond Fund, Short-Term Municipal Bond Fund, Fixed Income Fund and Short-Term Fixed Income Fund and 0.50% for the High Yield Bond Fund.

DeAM Inc., is each Fund's Administrator. Each Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.12%.

The Advisor and Administrator have contractually agreed to waive their fees and/or reimburse expenses of each Fund through February 28, 2003, to the extent necessary, to limit all expenses to a specified percentage of the average daily net assets as follows:

                      Institutional  Investment   Premier
Fund                         Shares      Shares    Shares
----                  -------------  ----------   -------
Municipal Bond Fund           0.55%        0.79%       --
Short-Term
   Municipal Bond Fund        0.55%        0.80%       --
Fixed Income Fund             0.55%        0.80%       --
Short-Term
   Fixed Income Fund          0.55%          --        --
High Yield Bond Fund          0.65%        0.90%     0.50%

ICCC is each Fund's accounting and transfer agent. The Administrator pays a fee to ICCC for providing these services.

Certain officers and directors of the Funds are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Funds for serving in these capacities.

The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each fund that offers an Investment Class pays service fees at an aggregate annual rate of up to 0.25% of the Investment Class average daily net assets. Each Fund pays Service plan fees to Service Organizations that have agreements with the Trust, to compensate them for providing personal services and/or account maintenance services to their customers who invest in the Investment Class.

The High Yield Bond Fund Institutional and Investment Classes charge a redemption fee of 2% to shareholders who redeem or transfer their shares within 180 days of their purchase.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 3--CAPITAL SHARE TRANSACTIONS

There were an unlimited number of capital shares authorized. Transactions in capital shares were as follows:

                                                                                                 Municipal Bond Fund
            --------------------------------------------------------------------------------------------------------
                                       Institutional Class Shares                            Investment Class Shares
            -----------------------------------------------------     ----------------------------------------------
                              For the                     For the                  For the                   For the
                     Six Months Ended                  Year Ended         Six Months Ended                Year Ended
                     April 30, 2002 1            October 31, 2001         April 30, 2002 1          October 31, 2001
            -------------------------  --------------------------     --------------------  ------------------------
                 Shares        Amount       Shares         Amount      Shares       Amount       Shares       Amount
            -----------  ------------  -----------  -------------     -------  -----------  -----------  -----------
Sold          4,549,379  $ 50,224,221   13,214,296  $ 145,614,997     531,869  $ 5,883,465      711,188  $ 7,866,303
Reinvested      815,018     8,992,294    1,926,426     21,215,228      27,625      304,830       50,881      560,564
Redeemed     (6,507,778)  (71,899,671) (23,374,859)  (259,285,295)   (372,941)  (4,121,383)    (738,407)  (8,190,273)
             ----------  ------------  -----------  -------------    --------  -----------     --------  -----------
Net increase
  (decrease) (1,143,381) $(12,683,156)  (8,234,137) $ (92,455,070)    186,553  $ 2,066,912       23,662  $   236,594
             ==========  ============  ===========  =============    ========  ===========      =======  ===========

                                                                                      Short-Term Municipal Bond Fund
            --------------------------------------------------------------------------------------------------------
                                       Institutional Class Shares                            Investment Class Shares
            -----------------------------------------------------     ----------------------------------------------
                              For the                     For the                  For the                   For the
                     Six Months Ended                  Year Ended         Six Months Ended                Year Ended
                     April 30, 2002 1            October 31, 2001         April 30, 2002 1          October 31, 2001
            -------------------------  --------------------------     --------------------  ------------------------
                 Shares        Amount       Shares         Amount      Shares       Amount       Shares       Amount
            -----------  ------------  -----------  -------------     -------  -----------  -----------  -----------
Sold          8,958,002  $ 91,580,953   10,478,429 $  107,307,426   1,963,964  $20,174,453      958,722  $ 9,842,434
Reinvested      335,071     3,441,550      653,475      6,700,635       2,707       27,772        1,531       15,725
Redeemed     (4,396,549)  (44,767,282) (15,093,149)  (155,128,412)   (620,317)  (6,361,204)    (380,423)  (3,893,799)
             ----------  ------------  -----------  -------------    --------  -----------     --------  -----------
Net increase
  (decrease)  4,896,524  $ 50,255,221   (3,961,245)$  (41,120,351)  1,346,354  $13,841,021      579,830  $ 5,964,360
             ==========  ============  ===========  =============    ========  ===========      =======  ===========

                                                                                                 Fixed Income Fund
            --------------------------------------------------------------------------------------------------------
                                       Institutional Class Shares                            Investment Class Shares
            -----------------------------------------------------     ----------------------------------------------
                              For the                     For the                  For the                   For the
                     Six Months Ended                  Year Ended         Six Months Ended                Year Ended
                     April 30, 2002 1            October 31, 2001         April 30, 2002 1          October 31, 2001
            -------------------------  --------------------------     --------------------  ------------------------
                 Shares        Amount       Shares         Amount      Shares       Amount       Shares       Amount
            -----------  ------------  -----------  -------------     -------  -----------  -----------  -----------
Sold         16,795,279 $ 181,396,241   19,690,373  $ 210,206,955   2,286,024  $24,737,065    2,853,231 $ 30,468,348
Reinvested    1,608,763    17,474,171    3,640,923     38,618,780      93,674    1,016,823      122,730    1,307,484
Redeemed    (13,149,223) (142,687,248) (35,354,260)  (377,895,929)   (901,989)  (9,765,048)  (1,248,044) (13,432,162)
             ---------- -------------  -----------  -------------    --------  -----------     --------  -----------
Net increase
  (decrease)  5,254,819 $  56,183,164  (12,022,964) $(129,070,194)  1,477,709  $15,988,840    1,727,917 $ 18,343,670
             ========== =============  ===========  =============    ========  ===========      =======  ===========

                                  Short-Term Fixed Income Fund
           ---------------------------------------------------
                                    Institutional Class Shares
           ---------------------------------------------------
                             For the                   For the
                    Six Months Ended                Year Ended
                    April 30, 2002 1          October 31, 2001
           -------------------------   -----------------------
                  Shares      Amount       Shares       Amount
           ------------- -----------   ----------  -----------
Sold          1,678,552 $ 16,930,734    4,632,998  $ 46,800,438
Reinvested       20,062      202,469       46,420       469,158
Redeemed     (1,305,276) (13,175,829)  (4,384,791)  (44,236,811)
             ---------- ------------   ----------  ------------
Net increase    393,338 $  3,957,374      294,627  $  3,032,785
             ========== ============   ==========  ============

--------------------------------------------------------------------------------
1 Unaudited.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

                                                                                                High Yield Bond Fund
            --------------------------------------------------------------------------------------------------------
                                       Institutional Class Shares                            Investment Class Shares
            -----------------------------------------------------     ----------------------------------------------
                              For the                     For the                  For the                   For the
                     Six Months Ended                  Year Ended         Six Months Ended                Year Ended
                     April 30, 2002 1            October 31, 2001         April 30, 2002 1          October 31, 2001
            -------------------------  --------------------------     --------------------  ------------------------
                 Shares        Amount       Shares         Amount      Shares       Amount       Shares       Amount
            -----------  ------------  -----------  -------------     -------  -----------  -----------  -----------
Sold          1,755,259   $12,890,923    3,385,811   $ 26,931,363     426,806  $ 3,123,797      800,046  $ 6,368,301
Reinvested      131,964       959,646      321,065      2,517,847      31,333      227,998       63,226      493,350
Redeemed       (338,969)   (2,488,947)  (5,130,400)   (40,130,869)   (335,383)  (2,460,146)    (617,207)  (4,912,316)
              ---------   -----------   ----------   ------------    --------  -----------     --------  -----------
Net increase
  (decrease)  1,548,254   $11,361,622   (1,423,524)  $(10,681,659)    122,756  $   891,649      246,065  $ 1,949,335
              =========   ===========   ==========   ============    ========  ===========     ========  ===========

                                           High Yield Bond Fund
            ---------------------------------------------------
                                           Premier Class Shares
            ---------------------------------------------------
                             For the                    For the
                    Six Months Ended                 Year Ended
                    April 30, 2002 1           October 31, 2001
             -----------------------    -----------------------
                  Shares       Amount       Shares        Amount
             -----------  -----------   ---------- -------------
Sold           4,291,780 $ 31,162,730   26,739,041 $ 209,769,669
Reinvested     2,472,249   18,009,129    4,099,773    31,823,524
Redemption
   in kind            --           --  (13,289,474) (100,853,841)
Redeemed      (8,170,893) (59,215,392)  (4,994,410)  (39,750,659)
              ---------- ------------  ----------- -------------
Net increase
  (decrease)  (1,406,864)$(10,043,533)  12,554,930 $ 100,988,693
              ========== ============  =========== =============

--------------------------------------------------------------------------------
1 Unaudited.

NOTE 4--PURCHASES AND SALES OF
        INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments, other than US Government and short-term obligations, for the six months ended April 30, 2002, were as follows:

Fund                              Purchases        Sales
----                           ------------        -----
Municipal Bond Fund            $ 28,007,503 $ 34,754,792
Short-Term Municipal Bond Fund   98,113,602   33,843,498
Fixed Income Fund               686,072,084  598,603,889
Short-Term Fixed Income Fund     31,629,615   10,672,023
High Yield Bond Fund            264,188,421  253,153,790

For federal income tax purposes, the tax basis of investments held, the aggregate gross unrealized appreciation for all investments and the aggregate gross unrealized depreciation for all investments at April 30, 2002 was as follows:

                           Cost of    Unrealized    Unrealized
Fund                   Investments  Appreciation  Depreciation
----                   -----------  ------------  ------------
Municipal Bond Fund   $429,822,293   $ 9,798,573   $ 2,180,970
Short-Term Municipal
  Bond Fund            226,284,469     2,402,992       558,804
Fixed Income Fund      809,535,074    21,337,085     6,498,161
Short-Term Fixed
  Income Fund           41,035,110       402,856       179,778
High Yield Bond Fund   347,194,120    14,918,128    15,142,891

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 5--LINE OF CREDIT

Each Fund participates with other affiliated entities in an unsecured revolving credit facility with Fleet National Bank in the amount of $50,000,000, which expires June 24, 2002. A commitment fee is apportioned among the participants based on their relative net assets.

The following is a summary of borrowings made during the six months ended April 30, 2002:

                                Weighted              Weighted
                   Maximum       Average               Average
                    Amount       Balance  Interest    Interest
Fund              Borrowed   Outstanding      Paid        Rate
----             ---------   -----------  --------    --------
High Yield
  Bond Fund     $2,103,200    $1,296,088      $844       2.97%

NOTE 6--OPEN FORWARD FOREIGN CURRENCY CONTRACTS
The High Yield Bond Fund had the following open contracts at April 30, 2002:

                                                                                                        Unrealized
                                                                                                      Appreciation
                                                                                       Contract     (Depreciation)
Contracts to Deliver               In Exchange For         Settlement Date          Value (US$)              (US$)
-------------------------------------------------------------------------------------------------------------------
Sales
-------------------------------------------------------------------------------------------------------------------
Euro         3,007,132          US Dollar   $2,631,240          5/22/02             $2,709,639            $(78,399)
-------------------------------------------------------------------------------------------------------------------
                                                                                   Total Sales            $(78,399)
Contracts to Receive
-------------------------------------------------------------------------------------------------------------------
Purchases

Euro           181,915          US Dollar   $  158,812          5/22/02             $  163,918            $  5,107
-------------------------------------------------------------------------------------------------------------------
                                                                               Total Purchases            $  5,107
-------------------------------------------------------------------------------------------------------------------
                                                             Total Net Unrealized Depreciation            $(73,293)
-------------------------------------------------------------------------------------------------------------------

NOTE 7--REDEMPTION IN KIND
The High Yield Bond Fund satisfied a redemption request on December 8, 2000 with a transfer of securities and cash totaling $100,853,841. The Fund accounted for the transaction as a sale of securities which resulted in a loss to the Fund of $11,130,611.

NOTE 8--CONCENTRATION OF OWNERSHIP
From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

At April 30, 2002, there were two and two shareholders who held 34% and 50% of the outstanding shares of the Short-Term Fixed Income Fund and High Yield
Bond Fund, respectively.

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:

                             DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                             PO BOX 219210
                             KANSAS CITY, MO 64121-9210
or call toll-free:           1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Funds.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.


Municipal Bond Fund--Institutional Class                    CUSIP #61735K810
Municipal Bond Fund--Investment Class                       CUSIP #61735K737
Short-Term Municipal Bond Fund--Institutional Class         CUSIP #61735K794
Short-Term Municipal Bond Fund--Investment Class            CUSIP #61735K729
Fixed Income Fund--Institutional Class                      CUSIP #61735K836
Fixed Income Fund--Investment Class                         CUSIP #61735K760
Short-Term Fixed Income Fund--Institutional Class           CUSIP #61735K828
High Yield Bond Fund--Institutional Class                   CUSIP #61735K646
High Yield Bond Fund--Investment Class                      CUSIP #61735K596
High Yield Bond Fund--Premier Class                         CUSIP #61735K547
                                                            DOMFISA (4/02)
                                                            Printed 6/02
Distributed by:
ICC Distributors, Inc.